Exhibit 10.18

Execution Copy

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of September 21, 2009 (the “Effective Date”) among OXFORD FINANCE CORPORATION, a Delaware corporation with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (“Collateral Agent”), the Lenders listed on Schedule 1.1 hereof and otherwise party hereto from time to time (each a “Lender” and collectively, the “Lenders”), and PTC THERAPEUTICS, INC., a Delaware corporation (“Borrower”), provides the terms on which Lenders shall lend to Borrower and Borrower shall repay Lenders. The parties agree as follows:

1                                         ACCOUNTING AND OTHER TERMS

Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 14. All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code to the extent such terms are defined therein.

2                                         LOAN AND TERMS OF PAYMENT

2.1                               Promise to Pay Borrower hereby unconditionally promises to pay each Lender, the outstanding principal amount of all Term Loans advanced to Borrower by such Lender and accrued and unpaid interest thereon and any other amounts due hereunder as and when due in accordance with this Agreement.

2.2                               Term Loans.

(a)                                 Availability. Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, (i) during the First Draw Period, to make term loans to Borrower in an aggregate amount up to Twelve Million Five Hundred Thousand Dollars ($12,500,000.00) according to each Lender’s Term A Loan Commitment Percentage as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term A Loan”, and collectively as the “Term A Loans”) and (ii) during the Second Draw Period, to make additional term loans to Borrower in an aggregate amount up to Twelve Million Five Hundred Thousand Dollars ($12,500,000.00) according to each Lender’s Term B Loan Commitment Percentage as set forth on Schedule 1.1 hereto (subject to adjustment as provided on Schedule 1.1) (such term loans are hereinafter referred to singly as a “Term B Loan”, and collectively as the “Term B Loans”; each of the Term A Loans and the Term B Loans is referred to singly herein as a “Term Loan”, and the Term A Loans and the Term B Loans are referred to collectively herein as the “Term Loans”). After repayment, no Term Loan may be re-borrowed.

(b)                                 Repayment. Borrower shall make monthly payments of interest only (accrued at the applicable interest rate as set forth in Section 2.3 of this Agreement) on each Term Loan commencing on the first (1st) Payment Date following the Funding Date of such Term Loan, and continuing on the Payment Date in each of the following (i) five (5) consecutive months with respect to the Term Loan A and (ii) six (6) consecutive months with respect to the Term Loan B. Commencing on the Amortization Date in respect of a Term Loan, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal and interest, in arrears, on such Term Loan to each Lender, as calculated by Collateral Agent based upon: (1) the principal amount of such Lender’s Term Loan, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule equal to thirty (30) months. All unpaid principal and accrued interest with respect to each Term Loan is due and payable in full on such Term Loan’s Maturity Date. The Term Loans may only be prepaid in accordance with Sections 2.2(c) and 2.2(d).

(c)                                  Mandatory Prepayments. (i) If the Term Loans are accelerated following the occurrence of an Event of Default, Borrower shall immediately pay to Lenders, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of: (A) all outstanding principal of the Term Loans plus accrued interest thereon through the prepayment date, (B) the Final Payment, (C) the Prepayment Fee, plus (D) all other sums, that shall have become due and payable, including Lenders’ Expenses, if any, and interest at the Default Rate with respect to any past due amounts.

(ii) In the event Borrower permanently discontinues Borrower’s pursuit of active development of Ataluren (also known as PTC124®) for all therapeutic indications (as determined by the Lenders in their reasonable discretion) (the “PTC124 Discontinuation”), Borrower will give prompt written notice to Collateral Agent, and the Lenders shall have the right, upon written notice to Borrower, to require Borrower to repay the Term Loans in full, in which case Borrower shall immediately pay to Lenders, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of: (A) all outstanding principal of the Term Loans plus accrued interest thereon through the prepayment date (accrued at the applicable interest rate as set forth in Section 2.3 of this Agreement), (B) the Final Payment, (C) an amount equal to fifty percent (50%) of the Prepayment Fee, plus (D) all other sums, that shall have become due and payable, including Lenders’ Expenses, if any, and interest at the Default Rate with respect to any past due amounts. Notwithstanding the foregoing, the PTC124 Discontinuation shall not be deemed to have occurred (and the Lenders shall not have the right to require Borrower to repay the Term Loans as a result of the PTC124 Discontinuation) in the event that after the Effective Date Borrower receives a lump sum cash payment(s) (which payment(s) are recognized by Borrower as revenue or equity, or any combination thereof, but not indebtedness) of at least $25,000,000 in the aggregate.

(d)                                 Permitted Prepayment of Loans. Borrower shall have the option to prepay all, but not less than all, of the Term Loans advanced by the Lenders under this Agreement, provided Borrower (i) provides written notice to Collateral Agent of its election to prepay the Term Loans at least fifteen (15) days prior to such prepayment, and (ii) pays to the Lenders on the date of such prepayment, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of (A) all outstanding principal of the Term Loans plus accrued interest thereon through the prepayment date (accrued at the applicable interest rate as set forth in Section 2.3 of this Agreement), (B) the Final Payment, (C) the Prepayment Fee, plus (D) all other sums, that shall have become due and payable, including Lenders’ Expenses, if any, and interest at the Default Rate with respect to any past due amounts.

(e)                                  Final Payment. Notwithstanding (but without duplication with) the foregoing provisions of this Section 2.2, on the Maturity Date of a Term Loan, Borrower shall pay to each Lender in accordance with its respective Pro Rata Share the Final Payment in respect of such Term Loan.

2.3                               Payment of Interest on the Credit Extensions.

(a)                                 Interest Rate. Subject to Section 2.3(b), the principal amount outstanding under the Term Loans shall accrue interest at a fixed per annum rate equal to the Basic Rate, calculated by Collateral Agent on the Funding Date of the Term Loans, which interest shall be payable monthly in accordance with Sections 2.2(b) and 2.3(e). Interest shall accrue on each Term Loan for the day on which the Term Loan is made, and shall accrue on a Term Loan, or any portion thereof, for the day on which the Term Loan or such portion is paid.

(b)                                 Default Rate. Immediately upon the occurrence and during the continuance of an Event of Default, Obligations shall bear interest at a rate per annum which is five percentage points (5.00%) above the Basic Rate (the “Default Rate”). Payment or acceptance of the increased interest rate provided in this Section 2.3(b) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Collateral Agent.

(c)                                  360-Day Year. Interest shall be computed on the basis of a 360-day year consisting of twelve (12) months of thirty (30) days.

(d)                                 Debit of Accounts. Each Lender may debit any of Borrower’s deposit accounts, including the Designated Deposit Account, for principal and interest payments or any other amounts Borrower owes such Lender under the Loan Documents when due. These debits shall constitute a loan payment and not constitute the exercise of a right of set-off.

(e)                                  Payments. Except as otherwise expressly provided herein, all loan payments by Borrower hereunder shall be made to the respective Lender to which such payments are owed, at such Lender’s office in immediately available funds on the date specified herein. Unless otherwise provided, interest is payable monthly on the Payment Date of each month. Payments of principal and/or interest received after 12:00 noon Eastern time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest, as applicable, shall continue to accrue until paid. All payments to be made by Borrower hereunder or under any other Loan Document, including payments of principal and interest made hereunder and pursuant to any other Loan Document, and all fees, expenses, indemnities and reimbursements, shall be made without set-off, recoupment or counterclaim, in lawful money of the United States and in immediately available funds.

2.4                               Secured Promissory Notes. Each Term Loan shall be evidenced by a Secured Promissory Note in the form attached as Exhibit D hereto (each a “Secured Promissory Note”), and shall be repayable as set forth herein. Borrower irrevocably authorizes each Lender to make or cause to be made, on or about the Funding Date of any Term Loan or at the time of receipt of any payment of principal on such Lender’s Secured Promissory Note, an appropriate notation on such Lender’s Secured Promissory Note Record reflecting the making of such Term Loan or (as the case may be) the receipt of such payment. The outstanding amount of each Term Loan set forth on such Lender’s Secured Promissory Note Record shall be, absent manifest error, a prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender’s Secured Promissory Note Record shall not limit or otherwise affect the obligations of Borrower hereunder or under any Secured Promissory Note to make payments of principal of or interest on any Secured Promissory Note when due. Upon receipt of an affidavit of an officer of a Lender as to the loss, theft, destruction, or mutilation of its Secured Promissory Note together with a lost security indemnity from the related Lender, Borrower shall issue, in lieu thereof, a replacement Secured Promissory Note in the same principal amount thereof and of like tenor.

2.5                               Fees. Borrower shall pay to Collateral Agent (or in the case of clause (b) below, to the Lenders):

(a)                                 Facility Fee. A fully earned, non-refundable facility fee of Three Hundred Twelve Thousand Five Hundred Dollars ($312,500) to be shared between the Lenders pursuant to their respective Commitment Percentages. The facility fee shall be due and payable in two installments as follows: (i) $234,375 of the facility fee shall be due and payable on the Effective Date, and (ii) the remaining $78,125 of the facility fee shall be due and payable on the date on which Borrower achieves positive Phase IIb results for Borrower’s Ataluren program (PTC124) for the Duchenne indication, which shall be evidenced by a final written determination to proceed, without further testing or trials, with the filing of a new drug application with the US Food and Drug Administration for Ataluren for the Duchenne indication, which such determination has been made by the joint development committee for Ataluren (which includes Genzyme, Inc. and Borrower) acting unanimously and supported by the findings of the independent safety monitoring board for the Phase IIb Ataluren clinical trial (“Positive Pivotal Ataluren Data”), whether or not Borrower draws down the Term B Loans. In the event Borrower does not achieve Positive Pivotal Ataluren Data on or prior to April 30, 2010, the second installment of the facility fee of $78,125 shall not be due and payable.

(b)                                 Final Payment. The Final Payment, when due hereunder, to be paid to the Lenders in accordance with their respective Pro Rata Shares;

(c)                                  Prepayment Fee. The Prepayment Fee, when due hereunder, to be shared between the Lenders in accordance with their respective Pro Rata Shares; and

(d)                                 Lenders’ Expenses. All Lenders’ Expenses (including reasonable attorneys’ fees and expenses for documentation and negotiation of this Agreement) incurred through and after the Effective Date, when due (and in the absence of any other due date specified herein, such Lenders’ Expenses shall be due within five (5) days of demand therefor).

3                                         CONDITIONS OF LOANS

3.1                               Conditions Precedent to Initial Credit Extension. Each Lender’s obligation to make a Term Loan is subject to the condition precedent that Collateral Agent shall consent to or shall have received, in form and substance satisfactory to Collateral Agent, such documents, and completion of such other matters, as Collateral Agent may reasonably deem necessary or appropriate, including, without limitation:

(a)                                 duly executed original signatures to the Loan Documents to which Borrower is a party;

(b)                                 duly executed original signatures to the Control Agreements with Wachovia Bank and Capital Advisors Group/State Street Bank (collectively, the “Borrower’s Account Banks”);

(c)                                  duly executed original Secured Promissory Notes in favor of each Lender according to its Commitment Percentage in amounts not to exceed the Term Loans;

(d)                                 the Operating Documents of Borrower and good standing certificates of Borrower certified by the Secretary of State of the State of Delaware as of a date no earlier than thirty (30) days prior to the Effective Date;

(e)                                  good standing certificates certified by the Secretary of State of the State of New Jersey as of a date no earlier than thirty (30) days prior to the Effective Date to the effect that Borrower is qualified to transact business in such State;

(f)                                   duly executed original signatures to the completed Borrowing Resolutions for Borrower;

(g)                                  Collateral Agent shall have received certified copies, dated as of a recent date, of financing statement searches, as Collateral Agent shall request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the initial Credit Extension, will be terminated or released;

(h)                                 a landlord’s consent executed in favor of Collateral Agent in respect of each of Borrower’s facilities located in South Plainfield, New Jersey;

(i)                                     a bailee’s consent executed in favor of Collateral Agent in respect of Borrower’s property located in the facilities of Borrower’s vendor, Kendle International, in Hamilton County, Cincinnati, Ohio;

(j)                                    a legal opinion of Borrower’s counsel dated as of the Effective Date together with the duly executed original signatures thereto;

(k)                                 evidence satisfactory to Collateral Agent that the insurance policies required by Section 6.5 hereof are in full force and effect, together with appropriate evidence showing loss payable and/or additional insured clauses or endorsements in favor of Collateral Agent, for the ratable benefit of the Lenders; and

(l)                                     payment of the fees and Lenders’ Expenses then due as specified in Section 2.5 hereof.

3.2                               Conditions Precedent to all Credit Extensions. The obligation of each Lender to make each Credit Extension, including the initial Credit Extension, is subject to the following conditions precedent:

(a)                                 timely receipt by the Collateral Agent of an executed Payment/Advance Form in the form of Exhibit B attached hereto;

(b)                                 the representations and warranties in Section 5 shall be true, in all material respects on the date of the Payment/Advance Form and on the Funding Date of each Credit Extension; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, and no Event of Default shall have occurred and be continuing or result from the Credit Extension. Each Credit Extension is Borrower’s representation and warranty on that date that the representations and warranties in Section 5 remain true, accurate and complete in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; and

(c)                                  in such Lender’s reasonable discretion, there has not been any Material Adverse Change or any material adverse deviation by Borrower from the most recent business plan of Borrower presented to and accepted by Collateral Agent.

3.3                               Covenant to Deliver. Borrower agrees to deliver to Collateral Agent each item required to be delivered to Collateral Agent under this Agreement as a condition precedent to any Credit Extension. Borrower expressly agrees that a Credit Extension made prior to the receipt by Collateral Agent of any such item shall not constitute a waiver by the Lenders of Borrower’s obligation to deliver such item, and any such Credit Extension in the absence of a required item shall be made in Collateral Agent’s sole discretion.

3.4                               Procedures for Borrowing. Subject to the prior satisfaction of all other applicable conditions to the making of a Term Loan set forth in this Agreement, to obtain a Term Loan, Borrower shall notify Collateral Agent (which notice shall be irrevocable) by electronic mail, facsimile, or telephone by 12:00 noon Eastern time three (3) Business Days prior to the date the Term Loan is to be made. Together with any such electronic or facsimile notification, Borrower shall deliver to Collateral Agent by electronic mail or facsimile a completed Payment/Advance Form executed by a Responsible Officer or his or her designee. Upon receipt of a Payment/Advance Form, Collateral Agent shall promptly provide a copy of the same to each Lender. Collateral Agent may rely on any telephone notice given by a person whom Collateral Agent reasonably believes is a Responsible Officer or designee. On the Funding Date, each Lender shall credit and/or transfer (as applicable) to Borrower’s Designated Deposit Account, an amount equal to its Term Loan Commitment.

4                                         CREATION OF SECURITY INTEREST

4.1                               Grant of Security Interest. Borrower hereby grants Collateral Agent, for the ratable benefit of the Lenders, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Collateral Agent, for the ratable benefit of the Lenders, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof. Borrower represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral, subject only to Permitted Liens that may have priority as permitted by the terms of this Agreement. If Borrower shall acquire a commercial tort claim (as defined in the Code), Borrower shall promptly notify Collateral Agent in a writing signed by Borrower of the general details thereof (and further details as may be required by Collateral Agent) and grant to Collateral Agent, for the ratable benefit of the Lenders, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Collateral Agent.

If this Agreement is terminated, Collateral Agent’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are repaid in full in cash. Upon payment in full in cash of the Obligations and at such time as the Lenders’ obligation to make Credit Extensions has terminated, Collateral Agent, and if appropriate, each Lender shall, at Borrower’s sole cost and expense, release its Liens in the Collateral and all rights therein shall revert to Borrower.

4.2                               Authorization to File Financing Statements. Borrower hereby authorizes Collateral Agent to file financing statements, without prior notice to Borrower, with all appropriate jurisdictions to perfect or protect Collateral Agent’s and each Lender’s interest or rights hereunder, including a notice that any disposition of the Collateral, by either Borrower or any other Person, shall be deemed to violate the rights of Collateral Agent and the Lenders under the Code. Such financing statements may indicate the Collateral as “all assets of Debtor” or words of similar effect, or as being of an equal or lesser scope, or with greater detail, all in Collateral Agent’s discretion (provided that such financing statements shall specifically refer to those assets excluded from Collateral on Exhibit A hereto). Collateral Agent shall use commercially reasonable efforts to provide Borrower with a copy of all financing statements filed, indicating the jurisdiction and date of filing, promptly after each such filing, provided that failure of Collateral Agent to provide Borrower with such copies or other information shall not impair the validity or priority of any financing statement or impair or restrict any of the rights and remedies of Collateral Agent and the Lenders under the Loan Documents.

5                                         REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants as follows at all times unless expressly provided below:

5.1                               Due Organization, Authorization: Power and Authority. Borrower and each of its Subsidiaries, if any, are duly existing and in good standing, as Registered Organizations in their respective jurisdictions of formation and are qualified and licensed to do business and are in good standing in any jurisdiction in which the conduct of their business or their ownership of property requires that they be qualified except where the failure to do so could not reasonably be expected to have a material adverse effect on Borrower’s business. In connection with this Agreement, Borrower has delivered to Collateral Agent a completed perfection certificate signed by Borrower (the “Perfection Certificate”). Borrower represents and warrants that (a) Borrower’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof; (b) Borrower is an organization of the type and is organized in the jurisdiction set forth in the Perfection Certificate; (c) the Perfection Certificate accurately sets forth Borrower’s organizational identification number or accurately states that Borrower has none; (d) the Perfection Certificate accurately sets forth Borrower’s place of business, or, if more than one, its chief executive office as well as Borrower’s mailing address (if different than its chief executive office); (e) Borrower (and each of its predecessors) has not, in the past five (5) years, changed its jurisdiction of formation, organizational structure or type, or any organizational number assigned by its jurisdiction; and (f) all other information set forth on the Perfection Certificate pertaining to Borrower and each of its Subsidiaries is accurate and complete (it being understood and agreed that Borrower may from time to time update certain information in the Perfection Certificate after the Effective Date to the extent permitted by this Agreement). If Borrower is not now a Registered Organization but later becomes one, Borrower shall promptly notify Collateral Agent of such occurrence and provide Collateral Agent with Borrower’s organizational identification number.

The execution, delivery and performance by Borrower of the Loan Documents to which it is a party have been duly authorized, and do not (i) conflict with any of Borrower’s Operating Documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its Subsidiaries or any of their property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect), or (v) constitute an event of default under any material agreement by which Borrower or any of its Subsidiaries or their respective properties is bound (other than the Oxford Equipment Financing, which default has been waived by Oxford). Borrower is not in default under any agreement to which it is a party or by which it is bound in which the default could reasonably be expected to have a material adverse effect on Borrower’s business.

5.2                               Collateral. Borrower has good title to, has rights in, and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder, free and clear of any and all Liens except Permitted Liens. Borrower has no Deposit Accounts, Securities Accounts, Commodity Accounts or other investment accounts other than the Collateral Accounts with Borrower’s Account Banks or the other investment accounts, if any, described in the Perfection Certificate delivered to Collateral Agent in connection herewith with respect of which Borrower has given Collateral Agent notice and taken such actions as are necessary to give Collateral Agent a perfected security interest therein.

On the Effective Date, the Collateral (other than raw materials or unfinished products that may be in transit or located at third party manufacturing sites) is not in the possession of any third party bailee (such as a warehouse) except as disclosed in the Perfection Certificate. None of the components of the Collateral (other than raw materials or unfinished products that may be in transit or located at third party manufacturing sites) shall be maintained at locations other than as disclosed in the Perfection Certificate on the Effective Date or as permitted pursuant to Section 7.2. In the event that Borrower, after the Effective Date, intends to store or otherwise deliver any portion of the Collateral to a bailee (other than raw materials or unfinished products that may be in transit or located at third party manufacturing sites), then Borrower will first receive the written consent of Collateral Agent and such bailee must execute and deliver a bailee agreement in form and substance satisfactory to Collateral Agent in its reasonable discretion.

All Inventory is in all material respects of good and marketable (although not necessarily approved for sale to the public as regulated by the FDA) quality, free from material defects.

Borrower is the sole owner of its Intellectual Property, except for licenses permitted by the terms of Section 7.1 hereof and those licenses described in the Perfection Certificate. Schedule 5.2 sets forth all patents and patent applications owned or exclusively licensed to Borrower and indicates which of such patents and patent applications are owned by Borrower and which are licensed by Borrower from third parties (the “Licensed IP”). The Licensed IP is not necessary for the conduct of Borrower’s Ataluren (PTC124), PTC299 and GEMS research and development programs nor the manufacture, sale and marketing of products, if any, which may be developed from such programs. Each issued Patent owned by Borrower is, to the best of Borrower’s knowledge, valid and enforceable and no part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and to the best of Borrower’s knowledge, no claim has been made that any part of the Intellectual Property violates the rights of any third party except to the extent such claim could not reasonably be expected to have a material adverse effect on Borrower’s business. Except as noted on the Perfection Certificate, Borrower is not a party to, nor is bound by, any material license or other agreement with respect to which Borrower is a licensee that (a) prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such license or agreement or any other property, or (b) for which a default under or termination of could interfere with Collateral Agent’s right to sell any Collateral. Borrower shall provide written notice to Collateral Agent within ten (10) days of entering or becoming bound by any such license or agreement (other than over-the-counter software that is commercially available to the public). In respect of such licenses or agreements, Borrower shall take such steps as Collateral Agent requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for (x) all such licenses or agreements to be deemed “Collateral” and for Collateral Agent to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such license or agreement, whether now existing or entered into in the future, and (y) Collateral Agent to have the ability in the event of a liquidation of any Collateral to dispose of such Collateral in accordance with Collateral Agent’s rights and remedies under this Agreement and the other Loan Documents. Notwithstanding the foregoing, the terms of the preceding sentence shall not apply to exclusive and non-exclusive license agreements solely for the use of the intellectual property of a third party in which Borrower is licensee.

5.3                               Litigation. There are no actions or proceedings pending or, to the knowledge of the Responsible Officers, threatened in writing by or against Borrower or any of its Subsidiaries involving more than Two Hundred Fifty Thousand Dollars ($250,000.00).

5.4                               No Material Deterioration in Financial Condition; Financial Statements. All consolidated financial statements for Borrower and any of its Subsidiaries delivered to Collateral Agent fairly present, in all material respects Borrower’s consolidated financial condition and Borrower’s consolidated results of operations on the dates of such statements or for the periods then ended. There has not been any material deterioration in Borrower’s consolidated financial condition since the date of the most recent financial statements submitted to Collateral Agent.

5.5                               Solvency. As of the Effective Date, the fair salable value of Borrower’s assets (including Borrower’s enterprise value minus disposition costs) exceeds the fair value of its liabilities; and Borrower is able to pay its debts (including trade debts) as they mature; provided, that for purposes of this Section 5.5, Borrower’s liabilities shall not include liabilities attributable to deferred revenue (notwithstanding that recognition of such liabilities may be required by GAAP).

5.6                               Regulatory Compliance. Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act, if and as applicable to Borrower. Neither Borrower nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to have a material adverse effect on its business. None of Borrower’s or any of its Subsidiaries’ properties or assets has been used by Borrower or any Subsidiary or, to Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than in material compliance with applicable laws. Borrower and each of its Subsidiaries have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted.

None of the Borrower, its Affiliates or any of their respective agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement is (i) in violation of any Anti-Terrorism Law, (ii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law, or (iii) is a Blocked Person. Neither Borrower nor, to the knowledge of Borrower, any of its Affiliates or agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement, (x) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (y) deals in, or otherwise engages in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law.

5.7                               Subsidiaries; Investments. Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

5.8                               Tax Returns and Payments; Pension Contributions. Borrower has timely filed all required tax returns and reports, and Borrower and its Subsidiaries have timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower, except for non-material tax reporting or payment deficiencies occurring prior to the Effective Date which have been cured. Borrower may defer payment of any contested taxes, provided that Borrower (a) in good faith contests its obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (b) notifies Collateral Agent in writing of the commencement of, and any material development in, the proceedings, and (c) posts bonds or takes any other steps required to prevent the governmental authority levying such contested taxes from obtaining a Lien upon any of the Collateral that is other than a “Permitted Lien”. Borrower is unaware of any claims or adjustments proposed for any of Borrower’s prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not withdrawn from participation in, and has not permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

5.9                               Use of Proceeds. Borrower shall use the proceeds of the Credit Extensions solely as working capital and to fund its general business requirements and not for personal, family, household or agricultural purposes.

5.10                        Full Disclosure. No written representation, warranty or other statement of Borrower in any certificate or written statement given to Collateral Agent or any Lender, as of the date such representation, warranty, or other statement was made, taken together with all such written certificates and written statements given to Collateral Agent or any Lender, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading (it being recognized that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

6                                         AFFIRMATIVE COVENANTS

Borrower shall do all of the following:

6.1                               Government Compliance.

(a)                                 Maintain its and all its Subsidiaries’ legal existence and good standing in their respective jurisdictions of formation and maintain qualification in each jurisdiction in which the failure to so qualify could reasonably be expected to have a material adverse effect on Borrower’s business or operations. Borrower shall comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, the noncompliance with which could reasonably be expected to have a material adverse effect on Borrower’s business.

(b)                                 Obtain and keep in full force and effect, all of the Governmental Approvals necessary for the performance by Borrower of its obligations under the Loan Documents to which it is a party and the grant of a security interest to Collateral Agent for the ratable benefit of the Lenders, in all of the Collateral. Borrower shall promptly provide copies of any such obtained Governmental Approvals to Collateral Agent.

6.2                               Financial Statements, Reports, Certificates.

(a)                                 Deliver to Collateral Agent: (i) as soon as available, but no later than forty five (45) days after the last day of each fiscal quarter, a company prepared consolidated balance sheet and income statement covering Borrower’s consolidated operations for such quarter certified by a Responsible Officer and in a form reasonably acceptable to Collateral Agent; (ii) no later than ten (10) Business Days after the last day of each month, a company prepared cash report certified by a Responsible Officer showing Borrower’s cash balances as of the end of such month; (iii) as soon as available, but no later than thirty (30) days after the last day of each month, copies of the bank statements for each bank account maintained by Borrower; (iv) as soon as available, but no later than one hundred twenty (120) days after the last day of Borrower’s fiscal year (commencing with Borrower’s fiscal year ended December 31, 2009), audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Collateral Agent in its reasonable discretion (which shall include KPMG, the accounting firm utilized by the Borrower on the Effective Date); (v) as soon as available after approval thereof by Borrower’s Board of Directors, Borrower’s operating and capital budgets as approved by Borrower’s Board of Directors; (vi) within five (5) days of delivery, copies of all statements, reports and notices made available to all of Borrower’s security holders or to any holders of Subordinated Debt; (vii) in the event that Borrower becomes subject to the reporting requirements under the Securities Exchange Act of 1934, as amended, within five (5) days of filing, all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission or a link thereto on Borrower’s or another website on the Internet; (vi) a prompt report of any legal actions pending or threatened against Borrower or any of its Subsidiaries that could result in damages or costs to Borrower or any of its Subsidiaries of Two Hundred Fifty Thousand Dollars ($250,000.00) or more; and (viii) other financial information reasonably requested by Collateral Agent.

(b)                                 Within thirty (30) days after the last day of each month, deliver to Collateral Agent, a duly completed Compliance Certificate signed by a Responsible Officer.

6.3                               Inventory; Returns. Borrower and/or its agents shall keep all Inventory in good and marketable (although not necessarily approved for sale to the public as regulated by the FDA) condition, free from material defects and maintain such Inventory in accordance with appropriate storage requirements. Returns and allowances between Borrower (and/or Borrower’s agents) and its Account Debtors shall follow Borrower’s customary practices as they exist at the Effective Date or as are customary in the pharmaceutical industry. Borrower must promptly notify Collateral Agent of all returns, recoveries, disputes and claims that involve more than Two Hundred Fifty Thousand Dollars ($250,000).

6.4                               Taxes; Pensions. Timely file and require each of its Subsidiaries to timely file, all required tax returns and reports and timely pay, and require each of its Subsidiaries to timely file and pay, all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by Borrower and each of its Subsidiaries, except for deferred payment of any taxes contested pursuant to the terms of Section 5.8 hereof, and shall deliver to Collateral Agent, on demand, appropriate certificates attesting to such payments, and pay all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms.

6.5                               Insurance. Keep its business and the Collateral insured for risks and in amounts standard for companies in Borrower’s industry and location and as Collateral Agent may reasonably request. Insurance policies shall be in a form, with companies, and in amounts that are reasonably satisfactory to Collateral Agent, provided however, Collateral Agent acknowledges and agrees that Borrower’s insurance companies and coverage in effect as of the Effective Date are satisfactory for Borrower’s current properties and business. All property policies shall have a lender’s loss payable endorsement showing Collateral Agent as lender loss payee and waive subrogation against Collateral Agent, and all liability policies shall show, or have endorsements showing, Collateral Agent, as an additional insured. All policies (or the loss payable and additional insured endorsements) shall provide that the insurer shall endeavor to give Collateral Agent at least thirty (30) days (or ten (10) days if due to non-payment of premium) notice before canceling, amending, or declining to renew its policy. At Collateral Agent’s request, Borrower shall deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any casualty or business interruption policy shall, at Collateral Agent’s option, be payable to Collateral Agent on behalf of the Lenders on account of the Obligations. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, (i) Borrower shall have the option of applying the proceeds of any casualty policy up to Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate for all losses under all casualty policies in any one year, toward the replacement or repair of destroyed or damaged property, provided that any such replaced or repaired property (a) shall be of equal or like value as the replaced or repaired Collateral and (b) shall be deemed Collateral in which Collateral Agent has been granted a first priority security interest, and (ii) Borrower shall have the option of applying the proceeds of any casualty policy in excess of Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate for all losses under all casualty policies in any one year, toward the replacement or repair of destroyed or damaged property, provided that (a) prior to the receipt and application of such proceeds, Borrower shall have delivered to the Collateral Agent and the Lenders a reinvestment plan detailing such replacement or repair which plan shall be acceptable to the Required Lenders in their reasonable discretion, (b) such proceeds are deposited into an account which is subject to a Control Agreement in favor of the Collateral Agent, (c) such proceeds shall be applied to such replacement or repair within one hundred eighty (180) days after receipt thereof by the Borrower (with any remaining unspent proceeds after such one hundred eighty (180) day period being payable to Collateral Agent for application to the Obligations), (d) any such replaced or repaired property (1) shall be of equal or like value as the replaced or repaired Collateral and (2) shall be deemed Collateral in which Collateral Agent has been granted a first priority security interest. In the event Lenders do not in their reasonable discretion approve of such a reinvestment plan detailing the replacement or repair of destroyed or damaged property, the related proceeds payable under any casualty policy shall, at the option of Collateral Agent, be payable to Collateral Agent on account of the Obligations. After the occurrence and during the continuance of an Event of Default, all proceeds payable under any casualty policy shall, at the option of Collateral Agent, be payable to Collateral Agent on account of the Obligations. In the event that any proceeds payable under any casualty policy are to be applied on account of the Obligations, Borrower shall cooperate with Collateral Agent to cause such proceeds to be paid to Collateral Agent, including, without limitation, executing any endorsements of such proceeds in favor of Collateral Agent. Borrower fails to obtain insurance as required under this Section 6.5 or to pay any amount or furnish any required proof of payment to third persons and Collateral Agent, Collateral Agent may make all or part of such payment or obtain such insurance policies required in this Section 6.5, and take any action under the policies Collateral Agent deems prudent.

6.6                               Operating Accounts.

(a)                                 Maintain all of Borrower’s Collateral Accounts, operating and investment accounts with Borrower’s Account Banks, which accounts are subject to Control Agreements in favor of Collateral Agent.

(b)                                 Provide Collateral Agent five (5) days prior written notice before establishing any Collateral Account at or with any bank or financial institution other than Borrower’s Account Banks. In addition, for each Collateral Account that Borrower at any time maintains, Borrower shall cause the applicable bank or financial institution (other than Borrower’s Account Banks) at or with which any Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Collateral Agent’s Lien in such Collateral Account in accordance with the terms hereunder, which Control Agreement may not be terminated without prior written consent of Collateral Agent. The provisions of the previous sentence shall not apply to deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s employees and identified to Collateral Agent by Borrower as such.

6.7                               Protection of Intellectual Property Rights. Borrower shall: (a) use commercially reasonable efforts to protect, defend and maintain the validity and enforceability of its Intellectual Property; (b) promptly advise Collateral Agent in writing of material infringements of its Intellectual Property of which Borrower has knowledge; and (c) not allow any Intellectual Property material to Borrower’s business to be abandoned, forfeited or dedicated to the public without Collateral Agent’s written consent.

6.8                               Litigation Cooperation. From the date hereof and continuing through the termination of this Agreement, make available to Collateral Agent, without expense to Collateral Agent, Borrower and its officers, employees and agents and Borrower’s Books, to the extent that Collateral Agent may deem them reasonably necessary to prosecute or defend any third-party suit or proceeding instituted by or against Collateral Agent with respect to any Collateral or relating to Borrower provided that with respect to claim, suit, counterclaim or proceeding brought by a third party (i.e., other than the Collateral Agent, the Lenders or Borrower), Borrower may withhold such portion of Borrower’s Books as would be reasonably be required to protect Borrower’s attorney-client privilege in respect of such third party claim, suit, counterclaim or proceeding (unless Borrower and the Collateral Agent or Lenders are parties to a joint defense agreement in which case no such information may be withheld).

6.9                               Notices of Litigation and Default. Borrower will give prompt written notice to Collateral Agent of any litigation or governmental proceedings pending or threatened (in writing) against Borrower which would reasonably be expected to have a material adverse effect with respect to Borrower’s business. Without limiting or contradicting any other more specific provision of this Agreement, promptly (and in any event within three (3) Business Days) upon Borrower becoming aware of the existence of any Event of Default or event which, with the giving of notice or passage of time, or both, would constitute an Event of Default, Borrower shall give written notice to Collateral Agent of such occurrence, which such notice shall include a reasonably detailed description of such Event of Default or event which, with the giving of notice or passage of time, or both, would constitute an Event of Default.

6.10                        Creation/Acquisition of Subsidiaries. In the event Borrower or any Subsidiary creates or acquires any Subsidiary, Borrower and such Subsidiary shall promptly notify Collateral Agent of the creation or acquisition of such new Subsidiary and take all such action as may be reasonably required by Collateral Agent to cause each such Subsidiary to become a co-Borrower hereunder or to guarantee the Obligations of Borrower under the Loan Documents and, in each case, grant a continuing pledge and security interest in and to the assets of such Subsidiary (substantially as described on Exhibit A hereto); and Borrower shall grant and pledge to Collateral Agent, for the ratable benefit of the Lenders, a perfected security interest in the stock, units or other evidence of ownership of each Subsidiary.

6.11                        New Drug Application. In the event Borrower borrows any Term B Loan, Borrower shall file a New Drug Application (NDA) with the Food and Drug Administration in respect of Borrower’s Ataluren program on or before December 31, 2010.

6.12                        Further Assurances.

(a) Execute any further instruments and take further action as Collateral Agent reasonably requests to perfect or continue Collateral Agent’s Lien in the Collateral or to effect the purposes of this Agreement.

(b) Deliver to Collateral Agent, within ten (10) days after the same are sent or received, copies of all material correspondence, reports, documents and other filings received from any Governmental Authority that could reasonably be expected to have a material adverse effect on any of the Governmental Approvals material to Borrower’s business or otherwise material to the operations of Borrower or any of its Subsidiaries.

(c)                                  Deliver to Collateral Agent, within ten (10) days after request therefor from Collateral Agent or the Lenders, copies of all material correspondence, reports, documents and other filings sent by Borrower to any Governmental Authority or a summary thereof.

7                                         NEGATIVE COVENANTS

Borrower shall not do any of the following without the prior written consent of the Required Lenders:

7.1                               Dispositions. Convey, sell, lease, transfer, assign, or otherwise dispose of (collectively, “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of worn-out or obsolete or replaced Equipment; and (c) in connection with Permitted Liens and Permitted Investments; (d) of non-exclusive licenses for the use of the property, of Borrower or its Subsidiaries in the ordinary course of business; or (e) exclusive licenses for the use of the property, of Borrower or its Subsidiaries in connection with joint ventures and corporate collaborations provided each such exclusive license is specifically approved by Borrower’s Board of Directors and approved with the prior written consent of the Required Lenders (which with respect to any Lender other than Oxford or MidCap Financial, LLC, a Delaware limited liability company (and its affiliates, herein referred to collectively as “MidCap”) shall be approved in such Lender’s reasonable discretion (other than with respect to exclusive licenses of PTC124 or PTC299 in all or substantially all the worldwide geographic regions in which the Borrower retains rights to such drug or any license which would result in a “deemed liquidation” as defined in Borrower’s Certificate of Incorporation, in respect of which such approval shall be granted in such Lender’s sole discretion)). Notwithstanding the foregoing or any other provision of this Agreement, Borrower may Transfer all or any part of its business or property if either (i) Borrower obtains the prior written consent of the Required Lenders or (ii) Borrower repays the Term Loans in full in accordance with 2.2(d) and pays to the Lenders all amounts required to be paid pursuant to such Section 2.2(d) in connection with such prepayment (including, without limitation, the Final Payment and the Prepayment Fee) in full prior to or simultaneously with the consummation of such Transfer.

7.2                               Changes in Business, Management, Ownership, or Business Locations. (a) Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower and such Subsidiary, as applicable, or reasonably related thereto; (b) liquidate, wind up or dissolve or elect or resolve to liquidate, wind up or dissolve; or (c) (i) permit any Key Person to cease to be employed by Borrower or actively involved in the senior management of Borrower (unless such change is approved by the Borrower’s Board of Directors and a replacement for such Key Person approved by the Borrower’s Board of Directors is engaged within one hundred twenty (120) days), or (ii) enter into any transaction or series of related transactions in which the stockholders of Borrower who were not stockholders immediately prior to the first such transaction own more than 50% of the voting stock of Borrower immediately after giving effect to such transaction or related series of such transactions (other than by the sale of Borrower’s equity securities in a public offering or to venture capital investors so long as Borrower identifies to Collateral Agent the venture capital investors prior to the closing of the transaction). Borrower shall not, without at least thirty (30) days prior written notice to Collateral Agent: (1) add any new offices or business locations, including warehouses (unless such new offices or business locations contain less than Twenty Thousand Dollars ($20,000) in Borrower’s assets or property), (2) change its jurisdiction of organization, (3) change its organizational structure or type, (4) change its legal name, or (5) change any organizational number (if any) assigned by its jurisdiction of organization.

7.3                               Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person. A Subsidiary may merge or consolidate into another Subsidiary (provided such surviving Subsidiary is a “co-Borrower” hereunder or has provided a secured guaranty hereunder) or into Borrower provided Borrower is the surviving legal entity, and as long as no Event of Default is occurring prior thereto or arises as a result therefrom. Notwithstanding the foregoing or any other provision of this Agreement, Borrower may merge, consolidate, be acquired or acquire all or substantially all of the capital stock or property of another Person if either (i) Borrower obtains the prior written consent of the Required Lenders or (ii) Borrower repays the Term Loans in full in accordance with 2.2(d) and pays to the Lenders all amounts required to be paid pursuant to such Section 2.2(d) in connection with such prepayment (including, without limitation, the Final Payment and the Prepayment Fee) in full prior to or simultaneously with the consummation of such merger, consolidation or acquisition.

7.4                               Indebtedness. Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5                               Encumbrance. Create, incur, allow, or suffer any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted herein (except for Permitted Liens that may have priority permitted by the terms of this Agreement), or enter into any agreement, document, instrument or other arrangement (except with or in favor of Collateral Agent) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower or any Subsidiary from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of Borrower’s or any Subsidiary’s Intellectual Property (or any exclusive or non-exclusive license agreement whereby Borrower is the licensee of any Intellectual Property (other than any non-assignment provisions contained in such exclusive or non-exclusive license agreements)), except as is otherwise permitted in Section 7.1 hereof and the definition of “Permitted Liens” herein.

7.6                               Maintenance of Collateral Accounts. Maintain any Collateral Account except pursuant to the terms of Section 6.6(b) hereof.

7.7                               Distributions; Investments. (a) Pay any dividends (other than dividends payable solely in common stock) or make any distribution or payment or redeem, retire or purchase any capital stock (other than repurchases pursuant to the terms of employee stock purchase plans, employee restricted stock agreements or similar plans), or (b) directly or indirectly make any Investment other than Permitted Investments, or permit any of its Subsidiaries to do so.

7.8                               Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower, except for transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person.

7.9                               Subordinated Debt. (a) Make or permit any payment on any Subordinated Debt, except under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof or adversely affect the subordination thereof to Obligations owed to the Lenders.

7.10                        Compliance. Become an “investment company” or a company controlled by an “investment company”, under the Investment Company Act of 1940, as amended or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower’s business, or permit any of its Subsidiaries to do so; withdraw or permit any Subsidiary to withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

7.11                        Compliance with Anti-Terrorism Laws. Collateral Agent hereby notifies Borrower that pursuant to the requirements of Anti-Terrorism Laws, and Collateral Agent’s policies and practices, Collateral Agent is required to obtain, verify and record certain information and documentation that identifies Borrower and its principals, which information includes the name and address of Borrower and its principals and such other information that will allow Collateral Agent to identify such party in accordance with Anti-Terrorism Laws. Borrower will not, nor will Borrower permit any Subsidiary or Affiliate to, directly or indirectly, knowingly enter into any documents, instruments, agreements or contracts with any Person listed on the OFAC Lists. Borrower shall immediately notify Collateral Agent if Borrower has knowledge that Borrower or any Subsidiary or Affiliate is listed on the OFAC Lists or (a) is convicted on, (b) pleads nolo contendere to, (c) is indicted on, or (d) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering. Borrower will not, nor will Borrower permit any Subsidiary or Affiliate to, directly or indirectly, (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including, without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law, or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or other Anti-Terrorism Law.

8                                         EVENTS OF DEFAULT

Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement:

8.1                               Payment Default. Borrower fails to (a) make any payment of principal or interest on any Credit Extension on its due date (unless such failure is the result of the failure of the Lenders to debit the Designated Deposit Account for such payment on the date when due and on such date sufficient monies were on deposit in the Designated Deposit Account to make such payment, in which case a three (3) Business Day grace period shall apply), or (b) pay any other Obligations within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day grace period shall not apply to payments due on the Maturity Date or the date of acceleration pursuant to Section 9.1 (a) hereof). During the cure period, the failure to cure the payment default is not an Event of Default (but no Credit Extension will be made during the cure period);

8.2                               Covenant Default.

(a)                                 Borrower fails or neglects to perform any obligation in Sections 6.2, 6.4, 6.5, 6.6, or 6.10 or violates any covenant in Section 7; or

(b)                                 Borrower or any of its Subsidiaries fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement or any Loan Documents, and as to any default (other than those specified in this Section 8) under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure the default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default (but no Credit Extensions shall be made during such cure period). Grace periods provided under this Section shall not apply, among other things, to financial covenants or any other covenants set forth in subsection (a) above;

8.3                               Material Adverse Change. A Material Adverse Change occurs;

8.4                               Attachment; Levy; Restraint on Business.

(a)                                 (i) The service of process seeking to attach, by trustee or similar process, any funds of Borrower or of any entity under control of Borrower (including a Subsidiary) on deposit with the Lenders or any Lender Affiliate, or (ii) a notice of lien, levy, or assessment is filed against any of Borrower’s assets by any government agency, and the same under subclauses (i) and (ii) hereof are not, within ten (10) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); provided, however, no Credit Extensions shall be made during any ten (10) day cure period; and

(b)                                 (i) any material portion of Borrower’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents Borrower from conducting any part of its business;

8.5                               Insolvency (a) Borrower is unable to pay its debts (including trade debts) as they become due or otherwise becomes insolvent; (b) Borrower begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within forty-five (45) days (but no Credit Extensions shall be made while any of the conditions described in clause (a) exist and/or until any Insolvency Proceeding is dismissed);

8.6                               Other Agreements. There is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of Two Hundred Fifty Thousand Dollars ($250,000) or that could have a material adverse effect on Borrower’s business.

8.7                               Judgments. One or more judgments, orders, or decrees for the payment of money in an amount, individually or in the aggregate, of at least Two Hundred Fifty Thousand Dollars ($250,000) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against Borrower and shall remain unsatisfied, unvacated, or unstayed for a period of ten (10) days after the entry thereof (provided that no Credit Extensions will be made prior to the satisfaction, vacation, or stay of such judgment, order or decree);

8.8                               Misrepresentations. Borrower or any Person acting for Borrower makes any representation, warranty, or other statement now or later in this Agreement, any Loan Document or in any writing delivered to Collateral Agent and/or the Lenders or to induce Collateral Agent and/or the Lenders to enter this Agreement or any Loan Document, and such representation, warranty, or other statement is incorrect in any material respect when made;

8.9                               Subordinated Debt. A default or breach occurs under any agreement between Borrower and any creditor of Borrower that signed a subordination, intercreditor, or other similar agreement with Collateral Agent or the Lenders, or any creditor that has signed such a subordination, intercreditor, or other similar agreement with Collateral Agent or the Lenders breaches any terms of such agreement; or

8.10                        Governmental Approvals. Any Governmental Approval applicable to Borrower shall have been (a) revoked, rescinded, suspended, modified in an adverse manner or not renewed in the ordinary course for a full term or (b) subject to any decision by a Governmental Authority that designates a hearing with respect to any applications for renewal of any of such Governmental Approval or that could result in the Governmental Authority taking any of the actions described in clause (a) above, and such decision or such revocation, rescission, suspension, modification or non-renewal (i) has, or could reasonably be expected to have, a Material Adverse Change, or (ii) adversely affects the legal qualifications of Borrower or any of its Subsidiaries to hold such Governmental Approval in any applicable jurisdiction and such revocation, rescission, suspension, modification or non-renewal could reasonably be expected to affect the status of or legal qualifications of Borrower or any of its Subsidiaries to hold any Governmental Approval in any other jurisdiction.

8.11                        Lien Priority. Except as permitted by Collateral Agent, any Lien created hereunder or by any other Loan Document shall at any time fail to constitute a valid and perfected Lien on all of the Collateral purported to be secured thereby, subject to no prior or equal Lien, other than Permitted Liens.

9                                         RIGHTS AND REMEDIES

9.1                               Rights and Remedies.

(a) Upon the occurrence and during the continuance of an Event of Default, Collateral Agent may, and at the written direction of any Lender shall, without notice or demand, do any or all of the following: (i) deliver notice of the Event of Default to Borrower, (ii) by notice to Borrower declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations shall be immediately due and payable without any action by Collateral Agent or the Lenders) or (iii) by notice to Borrower suspend or terminate the obligations, if any, of the Lenders to advance money or extend credit for Borrower’s benefit under this Agreement or under any other agreement between Borrower and Collateral Agent and/or the Lenders (but if an Event of Default described in Section 8.5 occurs all obligations, if any, of the Lenders to advance money or extend credit for Borrower’s benefit under this Agreement or under any other agreement between Borrower and Collateral Agent and/or the Lenders shall be immediately terminated without any action by Collateral Agent or the Lenders).

(b) Without limiting the rights of the Collateral Agent and the Lenders set forth in Section 9.1 (a) above, upon the occurrence and during the continuance of an Event of Default Collateral Agent shall have the right, at the written direction of the Required Lenders, without notice or demand, to do any or all of the following:

(i) foreclose upon and/or sell or otherwise liquidate, the Collateral;

(ii) apply to the Obligations any (a) balances and deposits of Borrower that Collateral Agent or any Lender holds or controls, or (b) any amount held or controlled by Collateral Agent or any Lender owing to or for the credit or the account of Borrower; and/or

(iii) commence and prosecute an Insolvency Proceeding or consent to the Borrower commencing any Insolvency Proceeding.

(c) Without limiting the rights of the Collateral Agent and the Lenders set forth in Sections 9.1(a) and (b) above, upon the occurrence and during the continuance of an Event of Default Collateral Agent shall have the right, without notice or demand, to do any or all of the following:

(i) settle or adjust disputes and claims directly with Account Debtors for amounts on terms and in any order that Collateral Agent considers advisable, notify any Person owing Borrower money of Collateral Agent’s security interest in such funds, and verify the amount of such account;

(ii) make any payments and do any acts it considers necessary or reasonable to protect the Collateral and/or its security interest in the Collateral. Borrower shall assemble the Collateral if Collateral

Agent requests and make it available as Collateral Agent designates. Collateral Agent may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Collateral Agent a license to enter and occupy any of its premises, without charge, to exercise any of Collateral Agent’s rights or remedies;

(iv) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, and/or advertise for sale, the Collateral. Collateral Agent is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower’s labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Collateral Agent’s exercise of its rights under this Section 9.1, Borrower’s rights under all licenses and all franchise agreements inure to Collateral Agent for the benefit of the Lenders;

(v) place a “hold” on any account maintained with Collateral Agent or the Lenders and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement or similar agreements providing control of any Collateral;

(vi) demand and receive possession of Borrower’s Books (other than computer software that Borrower is expressly prohibited from transferring by the terms of the agreement by which Borrower obtained such software); and

(vii) Subject to clauses 9.1(a) and (b), exercise all rights and remedies available to Collateral Agent under the Loan Documents or at law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof).

Notwithstanding any provision of this Section 9.1 to the contrary, upon the occurrence of any Event of Default, Collateral Agent shall have the right to exercise any and all remedies referenced in this Section 9.1 without the written consent of Required Lenders following the occurrence of an Exigent Circumstance. As used in the immediately preceding sentence, “Exigent Circumstance” means any event or circumstance that, in the reasonable judgment of Collateral Agent, imminently threatens the ability of Collateral Agent to realize upon all or any material portion of the Collateral, such as, without limitation, fraudulent removal, concealment, or abscondment thereof, destruction or material waste thereof, or failure of Borrower after reasonable demand to maintain or reinstate adequate casualty insurance coverage, or which, in the judgment of Collateral Agent, could result in a material diminution in value of the Collateral.

9.2                               Power of Attorney. Borrower hereby irrevocably appoints Collateral Agent as its lawful attorney-in-fact, exercisable upon the occurrence and during the continuance of an Event of Default, to: (a) endorse Borrower’s name on any checks or other forms of payment or security; (b) sign Borrower’s name on any invoice or bill of lading for any Account or drafts against Account Debtors; (c) settle and adjust disputes and claims about the Accounts directly with Account Debtors, for amounts and on terms Collateral Agent determines reasonable; (d) make, settle, and adjust all claims under Borrower’s insurance policies; (e) pay, contest or settle any Lien, charge, encumbrance, security interest, and adverse claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; and (f) transfer the Collateral into the name of Collateral Agent or a third party as the Code permits. Borrower hereby appoints Collateral Agent as its lawful attorney-in-fact to sign Borrower’s name on any documents necessary to perfect or continue the perfection of Collateral Agent’s security interest in the Collateral regardless of whether an Event of Default has occurred until all Obligations have been satisfied in full and Collateral Agent and the Lenders are under no further obligation to make Credit Extensions hereunder. Collateral Agent’s foregoing appointment as Borrower’s attorney in fact, and all of Collateral Agent’s rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Collateral Agent’s and the Lenders’ obligation to provide Credit Extensions terminates.

9.3                               Protective Payments. If Borrower fails to obtain the insurance called for by Section 6.5 or fails to pay any premium thereon or fails to pay any other amount which Borrower is obligated to pay under this Agreement or any other Loan Document, Collateral Agent may obtain such insurance or make such payment, and all amounts so paid by Collateral Agent are Lenders’ Expenses and immediately due and payable, bearing interest at the then highest applicable rate, and secured by the Collateral. Collateral Agent will make reasonable efforts to provide Borrower with notice of Collateral Agent obtaining such insurance at the time it is obtained or within a reasonable time thereafter. No such payments by Collateral Agent are deemed an agreement to make similar payments in the future or Collateral Agent’s waiver of any Event of Default.

9.4                               Application of Payments and Proceeds. Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence and during the continuance of an Event of Default, (a) Borrower irrevocably waives the right to direct the application of any and all payments at any time or times thereafter received by Collateral Agent from or on behalf of Borrower of all or any part of the Obligations, and, as between Borrower on the one hand and Collateral Agent and Lenders on the other, Collateral Agent shall have the continuing and exclusive right to apply and to reapply any and all payments received against the Obligations in such manner as Collateral Agent may deem advisable notwithstanding any previous application by Collateral Agent, and (b) the proceeds of any sale of, or other realization upon all or any part of the Collateral shall be applied: first, to the Lenders Expenses; second, to accrued and unpaid interest on the Obligations (including any interest which, but for the provisions of the United States Bankruptcy Code, would have accrued on such amounts); third, to the principal amount of the Obligations outstanding; and fourth, to any other indebtedness or obligations of Borrower owing to Collateral Agent or any Lender under the Loan Documents. Any balance remaining shall be delivered to Borrower or to whoever may be lawfully entitled to receive such balance or as a court of competent jurisdiction may direct. In carrying out the foregoing, (x) amounts received shall be applied in the numerical order provided until exhausted prior to the application to the next succeeding category, and (y) each of the Persons entitled to receive a payment in any particular category shall receive an amount equal to its pro rata share of amounts available to be applied pursuant thereto for such category. Any reference in this Agreement to an allocation between or sharing by the Lenders of any right, interest or obligation “ratably,” “proportionally” or in similar terms shall refer to Pro Rata Share unless expressly provided otherwise. Collateral Agent, or if applicable, each Lender, shall promptly remit to the other Lenders such sums as may be necessary to ensure the ratable repayment of each Lender’s portion of any Term Loan and the ratable distribution of interest, fees and reimbursements paid or made by Borrower. Notwithstanding the foregoing, (a) a Lender receiving a scheduled payment shall not be responsible for determining whether the other Lenders also received their scheduled payment on such date; provided, however, if it is later determined that a Lender received more than its ratable share of scheduled payments made on any date or dates, then such Lender shall remit to the Collateral Agent or other Lenders such sums as may be necessary to ensure the ratable payment of such scheduled payments, as instructed by Collateral Agent and (b) for so long as Oxford is Collateral Agent and the holder of the Indebtedness represented by the Oxford Equipment Financing, all payments received by Collateral Agent in respect of the Obligations (other than payments representing the proceeds of the Equipment financed pursuant to the Oxford Equipment Financing) shall be applied in the following order of priority: (i) first, to the Obligations then due and payable to the Lenders under the Loan Documents, and (ii) second, to the payment of the Indebtedness represented by the Oxford Equipment Financing. Any payment or distribution of any kind or character, whether in cash, properties or securities, shall be received by a Lender in excess of its ratable share, then the portion of such payment or distribution in excess of such Lender’s ratable share shall be received by such Lender in trust for and shall be promptly paid over to the other Lender for application to the payments of amounts due on the other Lender’s claims. To the extent any payment for the account of Borrower is required to be returned as a voidable transfer or otherwise, the Lenders shall contribute to one another as is necessary to ensure that such return of payment is on a pro rata basis. If any Lender shall obtain possession of any Collateral, it shall hold such Collateral for itself and as agent and bailee for the Collateral Agent and other Lenders for purposes of perfecting Collateral Agent’s security interest therein. Notwithstanding anything to the contrary herein, any warrants issued to the Lenders by Borrower, the stock issuable thereunder, any equity securities purchased by Lenders, any amounts paid thereunder, any dividends, and any other rights in connection therewith shall not be subject to the terms and conditions of this Agreement. Nothing herein shall affect any Lender’s rights under any such warrants, stock, or other equity securities to administer, manage, transfer, assign, or exercise such warrants, stock, or other equity securities for its own account.

9.5                               Liability for Collateral. So long as Collateral Agent and the Lenders consult with Borrower and to the extent practicable comply with reasonable banking practices regarding the safekeeping of the Collateral in the possession or under the control of Collateral Agent and the Lenders, Collateral Agent and the Lenders shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person. Borrower bears all risk of loss, damage or destruction of the Collateral.

9.6                               No Waiver; Remedies Cumulative. Collateral Agent’s failure, at any time or times, to require strict performance by Borrower of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of Collateral Agent thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by Collateral Agent and then is only effective for the specific instance and purpose for which it is given. Collateral Agent’s rights and remedies under this Agreement and the other Loan Documents are cumulative. Collateral Agent has all rights and remedies provided under the Code, by law, or in equity. Collateral Agent’s exercise of one right or remedy is not an election, and Collateral Agent’s waiver of any Event of Default is not a continuing waiver. Collateral Agent’s delay in exercising any remedy is not a waiver, election, or acquiescence.

9.7                               Demand Waiver. Borrower waives, to the fullest extent permitted by law, demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Collateral Agent on which Borrower is liable.

10                                  NOTICES

All notices, consents, requests, approvals, demands, or other communication (collectively, “Communication”) by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by-electronic mail (if an email address is specified herein) or facsimile transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, or facsimile number, or indicated below (with a copy to any appropriate email address indicated below). Any of Collateral Agent, Lender or Borrower may change its mailing or electronic mail address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 10.

If to Borrower:	PTC Therapeutics, Inc. 100 Corporate Court Middlesex Business Center South Plainfield, New Jersey 07080 Attn: Legal Department Telephone: 908-222-7000 Fax: 908-222-1128
with a copy to (which shall not constitute notice):
Faber Daeufer & Rosenberg PC, 950 Winter Street Suite 4500 Waltham, MA 02451 Attn: Joseph L. Faber Fax: (781)795-4747 Email: Joe.faber@fdrpc.com

If to Collateral Agent or Oxford:	Oxford Finance Corporation 133 North Fairfax Street Alexandria, Virginia 22314 Attention: General Counsel Fax: (703) 519-5225

with a copy to:	Riemer & Braunstein LLP Three Center Plaza Boston, Massachusetts 02108 Attn: David A. Ephraim, Esquire Fax: (617) 880-3456 Email: DEphraim@riemerlaw.com

If to MidCap:	Midcap Financial, LLC 7735 Old Georgetown Rd, Suite 400 Bethesda, MD 20814 Attn: Loan Servicing — PTC Transaction

11                                  CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

New York law governs the Loan Documents without regard to principles of conflicts of law. Borrower, Lenders and Collateral Agent each submit to the exclusive jurisdiction of the State and Federal courts in New York. NOTWITHSTANDING THE FOREGOING, COLLATERAL AGENT AND LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH COLLATERAL AGENT AND LENDERS (IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.1) DEEM NECESSARY OR APPROPRIATE TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE COLLATERAL AGENT’S AND LENDERS’ RIGHTS AGAINST BORROWER OR ITS PROPERTY. Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any state or federal court located in New York City, and Borrower hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Borrower hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to Borrower at the address set forth in Section 10 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of Borrower’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER, THE LENDERS AND COLLATERAL AGENT EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

12                                  GENERAL PROVISIONS

12.1                        Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or obligations under it without Collateral Agent’s prior written consent (which may be granted or withheld in Collateral Agent’s discretion, subject to Section 12.11). The Lenders have the right, without the consent of or notice to Borrower, to sell, transfer, assign, negotiate, or grant participation in all or any part of, or any interest in, the Lenders’ obligations, rights, and benefits under this Agreement and the other Loan Documents; provided, however that so long as no Event of Default has occurred and is continuing, any such sale, assignment, negotiation or grant of a participation by any Lender (other than a sale, assignment or participation to a Qualified Assignee (as defined below)) of its obligations, rights, and benefits under this Agreement and the other Loan Documents shall require the prior written consent of Collateral Agent. As used herein, “Qualified Assignee” means (a) any Lender and any Affiliate of any Lender and (b) any commercial bank, savings and loan association or savings bank or any other entity which is an “accredited investor” (as defined in Regulation D under the Securities Act) which extends credit or buys loans as one of its businesses, including insurance companies, mutual funds, lease financing companies and commercial finance companies, in each case, which has a rating of BBB or higher from S&P and a rating of Baa2 or higher from Moody’s at the date that it becomes a Lender and in each case of clauses (a) and (b), which, through its applicable lending office, is capable of lending to Borrower without the imposition of any withholding or similar taxes; provided that no person proposed to become a Lender after the Effective Date and determined by Collateral Agent to be acting in the capacity of a vulture fund or distressed debt purchaser shall be a Qualified Assignee, and no person or Affiliate of such person proposed to become a Lender after the Effective Date and that holds any subordinated debt or stock issued by Borrower shall be a Qualified Assignee.

12.2                        Indemnification. Borrower agrees to indemnify, defend and hold Collateral Agent and the Lenders and their respective directors, officers, employees, agents, attorneys, or any other Person affiliated with or representing Collateral Agent or the Lenders (each, an “Indemnified Person”) harmless against: (a) all obligations, demands, claims, and liabilities (collectively, “Claims”) asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Lenders’ Expenses incurred, or paid by Indemnified Person from, following, or arising from transactions between Collateral Agent, and/or the Lenders and Borrower (including reasonable attorneys’ fees and expenses), except for Claims and/or losses directly caused by such Indemnified Person’s gross negligence or willful misconduct (collectively, the “Indemnified Liabilities”). Borrower hereby further indemnifies, defends and holds each Indemnified Person harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the fees and disbursements of counsel for such Indemnitee) in connection with any investigative, response, remedial, administrative or judicial matter or proceeding, whether or not such Indemnified Person shall be designated a party thereto and including any such proceeding initiated by or on behalf of Borrower, and the reasonable expenses of investigation by engineers, environmental consultants and similar technical personnel and any commission, fee or compensation claimed by any broker (other than any broker retained by Collateral Agent or Lenders) asserting any right to payment for the transactions contemplated hereby which may be imposed on, incurred by or asserted against such Indemnified Person as a result of or in connection with the transactions contemplated hereby and the use or intended use of the proceeds of the loan proceeds.

12.3                        Time of Essence. Time is of the essence for the performance of all Obligations in this Agreement.

12.4                        Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.5                        Correction of Loan Documents. Collateral Agent and the Lenders may correct patent errors and fill in any blank dates in this Agreement and the other Loan Documents consistent with the agreement of the parties.

12.6                        Integration. This Agreement and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

12.7                        Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement.

12.8                        Survival. All covenants, representations and warranties made in this Agreement continue in full force until this Agreement has terminated pursuant to its terms and all Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been satisfied. The obligation of Borrower in Section 12.2 to indemnify each Lender and Collateral Agent shall survive until the statute of limitations with respect to such claim or cause of action shall have run.

12.9                        Confidentiality. In handling any confidential information of Borrower, the Lenders and Collateral Agent shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to the Lenders’ and Collateral Agent’s Subsidiaries or Affiliates who are bound by terms of confidentiality no less restrictive than those contained herein; (b) to prospective transferees or purchasers of any interest in the Credit Extensions (provided, however, the Lenders and Collateral Agent shall obtain such prospective transferee’s or purchaser’s agreement to the terms of this provision, unless an Event of Default has occurred and is continuing, in which case, the Lenders and Collateral Agent shall use commercially reasonable efforts to obtain such prospective transferee’s or purchaser’s agreement to the terms of this provision); (c) as required by law, regulation, subpoena, or other order; (d) to regulators or as otherwise required in connection with an examination or audit; (e) as Collateral Agent considers appropriate in exercising remedies under the Loan Documents; and (f) to third party service providers of the Lenders and/or Collateral Agent so long as such service providers have executed a confidentiality agreement with the Lenders and Collateral Agent with terms no less restrictive than those contained herein. Confidential information does not include information that either: (i) is in the public domain or in the Lenders’ and/or Collateral Agent’s possession when disclosed to the Lenders and/or Collateral Agent, or becomes part of the public domain after disclosure to the Lenders and/or Collateral Agent; or (ii) is disclosed to the Lenders and/or Collateral Agent by a third party, if the Lenders and/or Collateral Agent does not know that the third party is prohibited from disclosing the information.

Without limiting the foregoing, Collateral Agent may use confidential information for any purpose, including, without limitation, for the development of client databases, reporting purposes, and market analysis, so long as, in connection with the development of client databases, reporting purposes, and market analysis, Collateral Agent does not disclose Borrower’s identity or the identity of any person associated with Borrower or any patentable subject matter unless otherwise expressly permitted by this Agreement. The provisions of the immediately preceding sentence shall survive the termination of this Agreement.

12.10                 Right of Set Off. Borrower hereby grants to Collateral Agent and to each Lender, a lien, security interest and right of set off as security for all Obligations to Collateral Agent and each Lender hereunder, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Collateral Agent or the Lenders or any entity under the control of Collateral Agent or the Lenders (including a Collateral Agent affiliate) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Collateral Agent or the Lenders may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE COLLATERAL AGENT TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

12.11                 Amendments.

(a)                                 No amendment, modification, termination or waiver of any provision of this Agreement or any other Loan Document, no approval or consent thereunder, or any consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Borrower, Collateral Agent and the Lenders having (x) more than 60% of the Term Loan Commitments of all Lenders or (y) if such Term Loan Commitments have expired or been terminated, more than 60% of the aggregate outstanding principal amount of the Term Loans (the “Required Lenders”); provided, however, that so long as a party that is a Lender hereunder on the Effective Date does not assign any portion of its Term Loan Commitment or Term Loan (other than to an Affiliate of such Lender), the “Required Lenders” shall include such Lender (or such Affiliate of such Lender to which such Lender may assign its interest). Except as set forth in clause (b) below, all such amendments, modifications, terminations or waivers requiring the consent of the “Lenders” shall require the written consent of Required Lenders.

(b)                                 No amendment, modification, termination or waiver of any provision of this Agreement or any other Loan Document shall, unless in writing and signed by Collateral Agent and each Lender directly affected thereby: (i) increase or decrease the Commitment of any Lender (which shall be deemed to affect all Lenders), (ii) reduce the principal of or rate of interest on any Obligation or the amount of any fees payable hereunder (other than waiving the imposition of the Default Rate), (iii) postpone the date fixed for or waive any payment of principal of or interest on any Term Loan, or any fees or reimbursement obligation hereunder, (iv) release all or substantially all of the Collateral, or consent to a transfer of any material Intellectual Property, in each case, except as otherwise expressly permitted in the Loan Documents (which shall be deemed to affect ail Lenders), (v) subordinate the lien granted in favor of Collateral Agent securing the Obligations (which shall be deemed to affect all Lenders), (vi) release a Loan Party from, or consent to a Loan Party’s assignment or delegation of, such Loan Party’s obligations hereunder and under the other Loan Documents or any Guarantor from its guaranty of the Obligations (which shall be deemed to affect all Lenders) or (vii) amend, modify, terminate or waive Section 9.4, 12.10 or 12.11(a) or this Section 12.11(b).

(c)                                  Notwithstanding any provision in this Section 12.11 to the contrary, no amendment, modification, termination or waiver affecting or modifying the rights or obligations of Collateral Agent hereunder shall be effective unless signed by Borrower, Collateral Agent and Required Lenders.

Any amendment, modification, supplement, termination, waiver or consent pursuant to this Section 12.11 shall apply equally to, and shall be binding upon, all the Lenders and Collateral Agent.

12.12                 Publicity.

Borrower will not directly or indirectly publish, disclose or otherwise use in any public disclosure, advertising material, promotional material, press release or interview, any reference to the name, logo or any trademark of Collateral Agent or any Lender or any of their Affiliates or any reference to this Agreement or the financing evidenced hereby, in any case except (a) as required by applicable law, subpoena or judicial or similar order, in which case Borrower shall endeavor to give Collateral Agent prior written notice of such publication or other disclosure, (b) with the consent of the Collateral Agent and of each Lender named in such public disclosure or press release, or (c) any subsequent disclosure of any information previously disclosed in accordance with this Section 12.12.

Each Lender and Borrower hereby authorizes each Lender to publish the name of such Lender and Borrower, the existence of the financing arrangements referenced under this Agreement, the primary purpose and/or structure of those arrangements, the amount of credit extended under each facility, the title and role of each party to this Agreement, and the total amount of the financing evidenced hereby in any “tombstone”, comparable advertisement or press release which such Lender elects to submit for publication. In addition, each Lender and Borrower agrees that each Lender may provide lending industry trade organizations with information necessary and customary for inclusion in league table measurements after the Effective Date. With respect to any of the foregoing, such authorization shall be subject to such Lender providing Borrower and the other Lenders with an opportunity to review and confer with such Lender regarding, and approve, the contents of any such tombstone, advertisement or information, as applicable, prior to its initial submission for publication, but subsequent publications of the same tombstone, advertisement or information shall not require Borrower’s approval.

13                                  COLLATERAL AGENT

13.1                        Appointment and Authorization of Collateral Agent. Each Lender hereby irrevocably appoints, designates and authorizes Collateral Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Collateral Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Collateral Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

13.2                        Delegation of Duties. Collateral Agent may execute any of its duties under this Agreement or any other Loan Document by or through its, or its Affiliates’, agents, employees or attorneys-in-fact and shall be entitled to obtain and rely upon the advice of counsel and other consultants or experts concerning all matters pertaining to such duties. Collateral Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

13.3                        Liability of Collateral Agent. Except as otherwise provided herein, no Collateral Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by Borrower or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Collateral Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Collateral Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of Borrower or any Affiliate thereof.

13.4                        Reliance by Collateral Agent. Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrower), independent accountants and other experts selected by Collateral Agent. Collateral Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of all Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of all Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

13.5                        Notice of Default. Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any default and/or Event of Default, unless Collateral Agent shall have received written notice from a Lender or Borrower, describing such default or Event of Default. Collateral Agent will notify the Lenders of its receipt of any such notice. Collateral Agent shall take such action with respect to an Event of Default as may be directed in writing by the Required Lenders in accordance, with Article 9(a); provided, however, that while an Event of Default has occurred and is continuing, Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as Collateral Agent shall deem advisable or in the best interest of the Lenders, including without limitation, satisfaction of other security interests, liens or encumbrances on the Collateral not permitted under the Loan Documents, payment of taxes on behalf of Borrower, payments to landlords, warehouseman, bailees and other persons in possession of the Collateral and other actions to protect and safeguard the Collateral, and actions with respect to insurance claims for casualty events affecting Borrower and/or the Collateral.

13.6                        Credit Decision; Disclosure of Information by Collateral Agent. Each Lender acknowledges that no Collateral Agent-Related Person has made any representation or warranty to it, and that no act by Collateral Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of Borrower or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Collateral Agent-Related Person to any Lender as to any matter, including whether Collateral Agent-Related Persons have disclosed material information in their possession. Each Lender represents to Collateral Agent that it has, independently and without reliance upon any Collateral Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower and its respective Subsidiaries, and all applicable bank or other regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Collateral Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by Collateral Agent herein, Collateral Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrower or any of its Affiliates which may come into the possession of any Collateral Agent-Related Person.

13.7                        Indemnification of Collateral Agent. Whether or not the transactions contemplated hereby are consummated, each Lender shall, severally and pro rata based on its respective Pro Rata Share, indemnify upon demand each Collateral Agent-Related Person (to the extent not reimbursed by or on behalf of Borrower and without limiting the obligation of Borrower to do so), and hold harmless each Collateral Agent-Related Person from and against any and all Indemnified Liabilities (which shall not include legal expenses of Collateral Agent incurred in connection with the closing of the transactions contemplated by this Agreement) incurred by it; provided, however, that no Lender shall be liable for the payment to any Collateral Agent-Related Person of any portion of such Indemnified Liabilities to the extent determined in a judgment by a court of competent jurisdiction to have resulted from such Collateral Agent-Related Person’s own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 13.7. Without limitation of the foregoing, each Lender shall, severally and pro rata based on its respective Pro Rata Share, reimburse Collateral Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Lenders’ Expenses incurred after the closing of the transactions contemplated by this Agreement) incurred by Collateral Agent (in its capacity as Collateral Agent, and not as a Lender) in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that Collateral Agent is not reimbursed for such expenses by or on behalf of Borrower. The undertaking in this Section 13.7 shall survive the payment in full of the Obligations, the termination of this Agreement and the resignation of Collateral Agent.

13.8                        Collateral Agent in its Individual Capacity. With respect to its Credit Extensions, Oxford shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not Collateral Agent, and the terms “Lender” and “Lenders” include Oxford in its individual capacity.

13.9                        Successor Collateral Agent. Collateral Agent may resign as Collateral Agent upon ten (10) days’ notice to the Lenders. If Collateral Agent resigns under this Agreement, all Lenders shall appoint from among the Lenders (or the affiliates thereof) a successor Collateral Agent for the Lenders, which successor Collateral Agent shall (unless an Event of Default has occurred and is continuing) be subject to the approval of Borrower (which approval shall not be unreasonably withheld or delayed). If no successor Collateral Agent is appointed prior to the effective date of the resignation of Collateral Agent, Collateral Agent may appoint, after consulting with the Lenders, a successor Collateral Agent from among the Lenders (or the affiliates thereof). Upon the acceptance of its appointment as successor Collateral Agent hereunder, the Person acting as such successor Collateral Agent shall succeed to all the rights, powers and duties of the retiring Collateral Agent and the respective term “Collateral Agent” means such successor Collateral Agent and the retiring Collateral Agent’s appointment, powers and duties in such capacities shall be terminated without any other further act or deed on its behalf. After any retiring Collateral Agent’s resignation hereunder as Collateral Agent, the provisions of this Article 13 and Sections 2.4(d) and 12.2 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement. If no successor Collateral Agent has accepted appointment as Collateral Agent by the date ten (10) days following a retiring Agent’s notice of resignation, the retiring Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of Collateral Agent hereunder until such time, if any, as the Lenders appoint a successor agent as provided for above.

13.10                 Collateral Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to Borrower, Collateral Agent (irrespective of whether the principal of any Loan, shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Collateral Agent shall have made any demand on Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)                               to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Credit Extensions and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and Collateral Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and Collateral Agent and their respective agents and counsel and all other amounts due the Lenders and Collateral Agent allowed in such judicial proceeding); and

(b)                               to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to Collateral Agent and, in the event that Collateral Agent shall consent to the making of such payments directly to the Lenders, to pay to Collateral Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Collateral Agent and its agents and counsel, and any other amounts due Collateral Agent under Section 2.4(d). To the extent that Collateral Agent fails timely to do so, each Lender may file a claim relating to such Lender’s claim.

13.11                 Collateral and Guaranty Matters. The Lenders irrevocably authorize Collateral Agent, at its option and in its discretion, to release any Guarantor and any Lien on any Collateral granted to or held by Collateral Agent under any Loan Document (i) upon the date that all Obligations due hereunder have been fully and indefeasibly paid in full and no Term Loan Commitments or other obligations of any Lender to provide funds to Borrower under this Agreement remain outstanding, (ii) that is transferred or to be transferred as part of or in connection with any Transfer permitted hereunder or under any other Loan Document, or (iii) as approved in accordance with Section 12.11. Upon request by Collateral Agent at any time, all Lenders will confirm in writing Collateral Agent’s authority to release its interest in particular types or items of Property, pursuant to this Section 13.11.

13.12                 Cooperation of Borrower. If necessary, Borrower agrees to (i) execute any documents (including new Secured Promissory Notes) reasonably required to effectuate and acknowledge each assignment of a Term Loan Commitment or Loan to an assignee in accordance with Section 12.1, (ii) make Borrower’s management reasonably available upon prior notice to meet with Collateral Agent and prospective participants and assignees of Term Loan Commitments or Credit Extensions and (iii) assist Collateral Agent or the Lenders in the preparation of information relating to the financial affairs of Borrower as any prospective participant or assignee of a Term Loan Commitment or Term Loan reasonably may request. Subject to the provisions of Section 12.9 Borrower authorizes each Lender to disclose to any prospective participant or assignee of a Term Loan Commitment, any and all information in such Lender’s possession concerning Borrower and its financial affairs which has been delivered to such Lender by or on behalf of Borrower pursuant to this Agreement, or which has been delivered to such Lender by or on behalf of Borrower in connection with such Lender’s credit evaluation of Borrower prior to entering into this Agreement.

14                                  DEFINITIONS

14.1                        Definitions. As used in this Agreement, the following terms have the following meanings:

“Account” is any “account” as defined in the Code with such additions to such term as may hereafter be made, and includes, without limitation, all accounts receivable and other sums owing to Borrower.

“Account Debtor” is any “account debtor” as defined in the Code with such additions to such term as may hereafter be made.

“Affiliate” of any Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.

“Agreement” is defined in the preamble hereof.

“Amortization Date” is, (i) with respect Term Loan A, March 1, 2010, and (b) with respect to Term Loan B, the 8th Payment Date following the Funding Date of Term Loan B.

“Anti-Terrorism Laws” means any Laws relating to terrorism or money laundering, including Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the Laws comprising or implementing the Bank Secrecy Act, and the Laws administered by OFAC.

“Basic Rate” is, with respect to a Term Loan, the per annum rate of interest (based on a year of 360 days) equal to the greater of (i) 13.65% and (ii) the sum of (a) the three-month U.S. LIBOR rate reported on Bankrate.com three (3) Business Days prior to the Funding Date of such Term Loan, plus (b) 12.40%.

“Blocked Person” means any Person: (a) listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (b) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (c) a Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, (d) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224, or (e) a Person that is named a “specially designated national” or “blocked person” on the most current list published by OFAC or other similar list.

“Borrower” is defined in the preamble hereof.

“Borrower’s Books” are all Borrower’s books and records including ledgers, federal and state tax returns, records regarding Borrower’s assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Borrowing Resolutions” are, with respect to any Person, those resolutions adopted by such Person’s Board of Directors and delivered by such Person to Collateral Agent approving the Loan Documents to which such Person is a party and the transactions contemplated thereby, together with a certificate executed by its secretary on behalf of such Person certifying that (a) such Person has the authority to execute, deliver, and perform its obligations under each of the Loan Documents to which it is a party, (b) that attached as Exhibit A to such certificate is a true, correct, and complete copy of the resolutions then in full force and effect authorizing and ratifying the execution, delivery, and performance by such Person of the Loan Documents to which it is a party, (c) the name(s) of the Person(s) authorized to execute the Loan Documents on behalf of such Person, together with a sample of the true signature(s) of such Person(s), and (d) that Collateral Agent and the Lenders may conclusively rely on such certificate unless and until such Person shall have delivered to Collateral Agent a further certificate canceling or amending such prior certificate.

“Business Day” is any day that is not a Saturday, Sunday or a day on which Collateral Agent is closed.

“Cash Equivalents” are (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than one (1) year from the date of acquisition; (b) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., and (c) certificates of deposit issued maturing no more than one (1) year after issue. For the avoidance of doubt, the direct purchase by Borrower, co-borrower, or any subsidiary of Borrower of any Auction Rate Securities, or purchasing participations in, or entering into any type of swap or other derivative transaction, or otherwise holding or engaging in any ownership interest in any type of Auction Rate Security by Borrower, co-borrower, or any subsidiary of Borrower shall be conclusively determined by the Lenders as an ineligible Cash Equivalent, and any such transaction shall expressly violate each other provision of this agreement governing Permitted Investments; provided however, that Borrower shall not be prohibited from engaging in transactions to hedge against currency fluctuations up to a maximum of $5,000,000 provided that such transactions are effected in accordance with a foreign exchange hedge policy that has been approved by Borrower’s Board of Directors and the Collateral Agent; and provided further, that in the event that a foreign exchange hedge policy has been approved by Borrower’s Board of Directors but not the Collateral Agent, Borrower shall not be prohibited from engaging in transactions to hedge against currency fluctuations up to a maximum of $500,000. Notwithstanding the foregoing, Cash Equivalents does not include and each Borrower and Subsidiary is prohibited from purchasing, purchasing participations in, entering into any type of swap or other equivalent derivative transaction, or otherwise holding or engaging in any ownership interest in any type of debt instrument, including, without limitation, any corporate or municipal bonds with a long-term nominal maturity for which the interest rate is reset through a dutch auction and more commonly referred to as an auction rate security; provided however, that Borrower shall not be prohibited from engaging in transactions to hedge against currency fluctuations up to a maximum of $5,000,000 provided that such transactions are effected in accordance with a foreign exchange hedge policy that has been approved by Borrower’s Board of Directors and the Collateral Agent and; and provided further, that in the event that a foreign exchange hedge policy has been approved by Borrower’s Board of Directors but not the Collateral Agent, Borrower shall not be prohibited from engaging in transactions to hedge against currency fluctuations up to a maximum of $500,000.

“Claims” are defined in Section 12.2.

“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of New York; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Collateral Agent’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.

“Collateral” is any and all properties, rights and assets of Borrower described on Exhibit A.

“Collateral Account” is any Deposit Account, Securities Account, or Commodity Account.

“Collateral Agent” means, Oxford, not in its individual capacity, but solely in its capacity as agent on behalf of and for the benefit of the Lenders.

“Collateral Agent-Related Person” means the Collateral Agent, together with its Affiliates, and the officers, directors, employees, agents, advisors, auditors and attorneys-in-fact of such Persons; provided, however, that no Collateral Agent-Related Person shall be an Affiliate of Borrower.

“Commitment Percentage” is set forth in Schedule 1.1, as amended from time to time.

“Commodity Account” is any “commodity account” as defined in the Code with such additions to such term as may hereafter be made.

“Communication” is defined in Section 10.

“Compliance Certificate” is that certain certificate in the form attached hereto as Exhibit C.

“Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement.

“Control Agreement” is any control agreement entered into among the depository institution at which Borrower maintains a Deposit Account or the securities intermediary or commodity intermediary at which Borrower maintains a Securities Account or a Commodity Account, Borrower, and Collateral Agent pursuant to which Collateral Agent obtains control (within the meaning of the Code) for the benefit of the Lenders over such Deposit Account, Securities Account, or Commodity Account.

“Credit Extension” is any Term Loan or any other extension of credit by Collateral Agent or the Lenders for Borrower’s benefit.

“Default Rate” is defined in Section 2.3(b).

“Deposit Account” is any “deposit account” as defined in the Code with such additions to such term as may hereafter be made.

“Designated Deposit Account” is Borrower’s deposit account, account number 2000030197279, maintained with Wachovia Bank.

“Dollars” “dollars” and “$” each mean lawful money of the United States.

“Effective Date” is defined in the preamble of this Agreement.

“Equipment” is all “equipment” as defined in the Code with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“ERISA” is the Employee Retirement Income Security Act of 1974, and its regulations.

“Event of Default” is defined in Section 8.

“Final Payment” is a payment (which payment is in addition to and not a substitution for the regular monthly payments of principal plus accrued interest and is intended as yield enhancement, not as a penalty) due on the earlier to occur of (a) the Maturity Date, or (b) the acceleration of any Term Loan, or (c) the prepayment of a Term Loan pursuant to Section 2.2(c) or (d), equal to the original principal amount of such Term Loan multiplied by the Final Payment Percentage, payable to the Lenders in accordance with their respective Pro Rata Shares.

“Final Payment Percentage” is three percent (3.00%).

“First Draw Period” is the period commencing on the Effective Date and ending on September 25, 2009.

“Funding Date” is any date on which a Credit Extension is made to or on account of Borrower which shall be a Business Day.

“GAAP” is generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession in the United States, which are applicable to the circumstances as of the date of determination.

“General Intangibles” is all “general intangibles” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation, all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, any trade secret rights, including any rights to unpatented inventions, payment intangibles, royalties, contract rights, goodwill, franchise agreements, purchase orders, customer lists, route lists, telephone numbers, domain names, claims, income and other tax refunds, security and other deposits, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

“Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization that has any authority or jurisdiction over Borrower and/or Borrower’s business and operations.

“Guarantor” is any present or future guarantor of the Obligations.

“Indebtedness” is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations, and (d) Contingent Obligations.

“Indemnified Liabilities” is defined in Section 12.2.

“Indemnified Person” is defined in Section 12.2.

“Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Intellectual Property” includes without limitation, all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, trademarks, trade names, service marks, mask works, rights of use of any name, domain names, or any other similar rights, any applications therefor, whether registered or not, and the goodwill of the business of Borrower connected with and symbolized thereby, know-how, operating manuals, trade secret rights, clinical and non-clinical data, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing.

“Inventory” is all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment” is any beneficial ownership interest in any Person (including stock, partnership interest or other securities), and any loan, advance or capital contribution to any Person.

“Key Person” is each of Borrower’s President & Chief Executive Officer, Chief Medical Officer, Senior Vice President — Research and CMC, Senior Vice President — Commercial, and Chief Financial Officer, who are Stuart W. Peltz, Langdon Miller, Neil Almstead, Theresa Natalicchio, and William Baird, III, respectively, as of the Effective Date.

“Lender” is any one of the Lenders.

“Lenders” shall mean the Persons identified on Schedule 1.1 hereto and each assignee that becomes a party to this Agreement pursuant to Section 12.1.

“Lenders’ Expenses” are all audit fees and expenses, costs, and expenses (including reasonable attorneys’ fees and expenses) for preparing, amending, negotiating, administering, defending and enforcing the Loan Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings) or otherwise incurred by Collateral Agent or the Lenders in connection with the Loan Documents.

“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.

“Loan Documents” are, collectively, this Agreement, the Warrant, the Perfection Certificate, any note, or notes or guaranties executed by Borrower, and any other present or future agreement between Borrower and/or for the benefit of the Lenders and Collateral Agent in connection with this Agreement, all as amended, restated, or otherwise modified.

“Loan Party” is Borrower and each Guarantor.

“Material Adverse Change” is (a) a material impairment in the perfection or priority of the Collateral Agent’s Lien in the Collateral or in the value of such Collateral; (b) a material adverse change in the business, operations, or condition (financial or otherwise) or prospects of Borrower; or (c) a material impairment of the prospect of repayment of any portion of the Obligations.

“Maturity Date” is, with respect a Term Loan, the date which is twenty-nine (29) months after the Amortization Date with respect to such Term Loan.

“Obligations” are Borrower’s obligation to pay when due any debts, principal, interest, Lenders’ Expenses, the Prepayment Fee, the Final Payment, and other amounts Borrower owes the Lenders now or later, whether under this Agreement, the Loan Documents, or otherwise, including, without limitation, all obligations relating to letters of credit (including reimbursement obligations for drawn and undrawn letters of credit), cash management services, and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin (whether or not allowed) and debts, liabilities, or obligations of Borrower assigned to the Lenders and/or Collateral Agent, and the performance of Borrower’s duties under the Loan Documents.

“OFAC” is the U.S. Department of Treasury Office of Foreign Assets Control.

“OFAC Lists” are, collectively, the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or other restricted Persons maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders.

“Operating Documents” are, for any Person, such Person’s formation documents, as certified with the Secretary of State of such Person’s state of formation on a date that is no earlier than 30 days prior to the Effective Date, and (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.

“Oxford Equipment Financing” is that certain Master Security Agreement dated as of July 30, 2004, by and among Borrower and Oxford and the Notes and other documents entered into from time to time prior to the Effective Date in connection therewith.

“Payment/Advance Form” is that certain form attached hereto as Exhibit B.

“Payment Date” is the first day of each calendar month.

“Perfection Certificate” is defined in Section 5.1.

“Permitted Indebtedness” is:

(a)                                 Borrower’s Indebtedness to the Lenders and Collateral Agent under this Agreement and the other Loan Documents;

(b)                                 Indebtedness existing on the Effective Date and shown on the Perfection Certificate;

(c)                                  Subordinated Debt;

(d)                                 unsecured Indebtedness to trade creditors incurred in the ordinary course of business;

(e)                                  Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business;

(f)                                   Indebtedness secured by Permitted Liens; and

(g)                                  extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (f) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

“Permitted Investments” are:

(a)                                 Investments shown on the Perfection Certificate and existing on the Effective Date; and

(b)                                 Cash Equivalents;

(c)                                  Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of Borrower;

(d)                                 unsecured Investments to trade creditors incurred in the ordinary course of Borrower’s business (e.g., up front payments under a vendor agreement); and

(e)                                  Investments made pursuant to Borrower’s Investment Policy Guidelines dated March 8, 2007, as in effect as of the Effective Date or as thereafter amended with the consent of the Required Lenders, which consent shall not be unreasonably withheld.

“Permitted Liens” are:

(a)                                 Liens existing on the Effective Date and shown on the Perfection Certificate or arising under this Agreement and the other Loan Documents;

(b)                                 Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, provided that no notice of any such Lien has been filed or recorded under the Internal Revenue Code of 1986, as amended, and the Treasury Regulations adopted thereunder;

(c)                                  purchase money Liens (i) on three pieces of laboratory Equipment acquired or held by Borrower prior to the Effective Date for financing the acquisition of the Equipment securing no more than Six Hundred Thousand Dollars ($600,000) in the aggregate amount outstanding, (ii) on Equipment acquired or held by Borrower incurred for financing the acquisition of the Equipment securing no more than One Hundred Thousand Dollars ($100,000) in the aggregate amount outstanding, or (iii) existing on Equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the Equipment;

(d)                                 statutory Liens securing claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other Persons imposed without action of such parties, provided they have no priority over any of Collateral Agent’s Lien and the aggregate amount of such Liens does not any time exceed Two Hundred Fifty Thousand Dollars ($250,000);

(e)                                  leases or subleases of real property granted in the ordinary course of business, and leases, subleases, non-exclusive licenses or sublicenses of property (other than real property or Intellectual Property) granted in the ordinary course of Borrower’s business, if the leases, subleases, licenses and sublicenses do not prohibit granting Collateral Agent a security interest;

(f)                                   banker’s liens, rights of setoff and Liens in favor of financial institutions incurred made in the ordinary course of business arising in connection with Borrower’s deposit accounts or securities accounts held at such institutions to secure payment of fees and similar costs and expenses subject to Borrower’s compliance with Section 6.6(b) hereof;

(g)                                  Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA);

(h)                                 Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 8.5 or 8.7;

(i)                                     non-exclusive ‘licenses of Intellectual Property granted to third parties in the ordinary course of business;

(j)                                    exclusive licenses for the use of the property, of Borrower or its Subsidiaries in connection with joint ventures and corporate collaborations provided each such exclusive license is specifically approved by Borrower’s Board of Directors and approved with the prior written consent of the Required Lenders (which with respect to any Lender other than Oxford or MidCap shall be approved in such Lender’s reasonable discretion (other than with respect to exclusive licenses of PTC124 or PTC299 in all or substantially all the worldwide geographic regions in which the Borrower retains rights to such drug or any license which would result in a “deemed liquidation” as defined in Borrower’s Certificate of Incorporation, in respect of which such approval shall be granted in such Lender’s sole discretion));

(j)                                    Liens in favor of Oxford or its successors or assigns encumbering Borrower’s Equipment financed pursuant to the Oxford Equipment Financing; and

(k)                                 Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) and (c) above, but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness may not increase.

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“Positive Pivotal Ataluren Data” is defined in Section 2.5 hereof.

“Prepayment Fee” means with respect to any Term Loan subject to prepayment prior to the Maturity Date, whether by mandatory or voluntary prepayment, acceleration or otherwise, an additional fee payable to the Lenders in amount equal to:

(i)                                     for a prepayment made on or after the Effective Date through and including the date which is twelve (12) months thereafter, six percent (6.0%) of the principal amount of the Term Loans prepaid;

(ii)                                  for a prepayment made after the date which is twelve (12) months after the Effective Date through and including the date which is twenty-four (24) months after the Effective Date, three and one-half percent (3.5%) of the principal amount of the Term Loans prepaid; and

(ii)                                  for a prepayment made after the date which is twenty-four (24) months after the Effective Date and prior to the Term Loan Maturity Date, two percent (2.0%) of the principal amount of the Term Loan prepaid.

“Pro Rata Share” means, with respect to each Lender, a percentage (expressed as a decimal, rounded to the ninth decimal place) determined by dividing the amount of Term Loans held by such Lender by the aggregate amount of all outstanding Term Loans.

“PTC124 Discontinuation” is defined in Section 2.2(c)(ii).

“Registered Organization” is any “registered organization” as defined in the Code with such additions to such term as may hereafter be made

“Required Lenders” is defined in Section 12.11.

“Requirement of Law” is as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” is any of the President and Chief Executive Officer or Chief Financial Officer of Borrower.

“Second Draw Period” is the period commencing on the date on which Borrower achieves Positive Pivotal Ataluren Data and ending on April 30, 2010.

“Secured Promissory Note” is defined in Section 2.4.

“Secured Promissory Note Record” is a record maintained by each Lender with respect to the outstanding Obligations and credits made thereto.

“Securities Account” is any “securities account” as defined in the Code with such additions to such term as may hereafter be made.

“Subordinated Debt” is indebtedness incurred by Borrower subordinated to all of Borrower’s now or hereafter indebtedness to the Lenders (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to the Required Lenders entered into between Collateral Agent, Borrower and the other creditor), on terms acceptable to the Required Lenders.

“Subsidiary” means, with respect to any Person, any Person of which more than 50.0% of the voting stock or other equity interests (in the case of Persons other than corporations) is owned or controlled, directly or indirectly, by such Person or one or more of Affiliates of such Person.

“Term Loan” is defined in Section 2.2(a) hereof.

“Term A Loan” is defined in Section 2.2(a) hereof.

“Term B Loan” is defined in Section 2.2(a) hereof.

“Term Loan Commitment” means, for any Lender, the obligation of such Lender to make a Term Loan, up to the principal amount shown on Schedule 1.1. “Term Loan Commitments” means the aggregate amount of such commitments of all Lenders.

“Transfer” is defined in Section 7.1.

“Warrants” are those certain Warrants to Purchase Stock dated as of the Effective Date executed by Borrower in favor of each Lender.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

BORROWER:

PTC THERAPEUTICS, INC.

By	/s/ Stuart Peltz
Name:	Stuart Peltz
Title:	President & CEO

COLLATERAL AGENT:

OXFORD FINANCE CORPORATION, as Collateral Agent and as a Lender

By	/s/ John G. Henderson
Name:	John G. Henderson
Title:	Vice President & General Counsel

LENDERS:

OXFORD FINANCE CORPORATION, as a Lender

By	/s/ John G. Henderson
Name:	John G. Henderson
Title:	Vice President & General Counsel

MIDCAP FINANCIAL, LLC, as a Lender

By	/s/ Josh Groman
Name:	Josh Groman
Title:	Managing Director

SCHEDULE 1.1

LENDERS AND COMMITMENTS

Lender	Term A Loan Commitment	Commitment Percentage
Oxford Finance Corporation	$10,000,000	80%
Midcap Financial, LLC	$2,500,000	20%
TOTAL	$12,500,000	100.00%

Lender	Term B Loan Commitment		Commitment Percentage
Oxford Finance Corporation	$10,000,000	*	80%
Midcap Financial, LLC	$2,500,000		20%
TOTAL	$12,500,000		100.00%

Lender	Aggregate Commitments	Commitment Percentage
Oxford Finance Corporation	$20,000,000	80%
Midcap Financial, LLC	$5,000,000	20%
TOTAL	$25,000,000	100.00%

*Oxford’s Term B Loan Commitment is subject to reduction in an amount equal to the aggregate outstanding obligations (including, without limitation, all principal, accrued interest and fees) owed by Borrower to Oxford in respect of the Oxford Equipment Financing on the Funding Date of Term B Loans in the event that Oxford has not sold its interest in the Oxford Equipment Financing to a third party prior to the Funding Date of Term B Loans. Oxford has no obligation to sell its interest in the Oxford Equipment Financing to a third party, and Oxford’s determination of whether to sell its interest in the Oxford Equipment Financing to a third party shall be made in Oxford’s sole discretion.

SCHEDULE 5.2

PTC Therapeutics, Inc.

Patent/Patent Applications

September 2009

Docket Number	Country	Status	Application Number	Application Date	Patent Number	Grant Date	Title (first 100 characters)	Ownership, Licensure and Disclosures	Additional Information
1100-104-228	Patent Cooperation Treaty	Filed	PCT/US03/19760	6/21/2003			Methods for Identifying Small Molecules that Modulate Premature Translation Termination and Nonsense	Owned by PTC Therapeutics, Inc. (“PTC”).
1100-104-999	United States	Granted	10/519,243	12/21/2004	7,291,461	11/6/2007	Methods for Identifying Small Molecules that Modulate Premature Translation Termination and Nonsense	Owned by PTC.
1100-105-001	Canada	Filed	2493808.00	7/24/2003			Methods for Identifying Small Molecules that Modulate Premature Translation Termination and Nonsense	Owned by PTC.
1100-105-227	European Patent Convention	Filed	3765998.00	7/24/2003			Methods for Identifying Small Molecules that Modulate Premature Translation Termination and Nonsense	Owned by PTC.
1100-105-228	Patent Cooperation Treaty	Filed	PCT/US03/23075	7/24/2003			Methods for Identifying Small Molecules that Modulate Premature Translation Termination and Nonsense	Owned by PTC.
1100-105-999	United States	Filed	10/521,775	1/21/2005			Methods for Identifying Small Molecules that Modulate Premature Translation Termination and Nonsense	Owned by PTC.
1100-109-001	Canada	Filed	2493816.00	7/23/2003			Use of Nucleoside Compounds and their Use for Nonsense Suppression and the Treatment of Genetic Dise	Jointly owned by PTC and Amgen SF, LLC. Exclusively licensed to PTC pursuant to the Tularik Agreement.
1100-109-227	European Patent Convention	Filed	3766015.60	7/23/2003			Use of Nucleoside Compounds and their Use for Nonsense Suppression and the Treatment of Genetic Dise	Jointly owned by PTC and Amgen SF, LLC. Exclusively licensed to PTC pursuant to the Tularik Agreement.
1100-109-228	Patent Cooperation Treaty	Filed	PCT/US03/23185	7/23/2003			Use of Nucleoside Compounds and their Use for Nonsense Suppression and the Treatment of Genetic Dise	Jointly owned by PTC and Amgen SF, LLC. Exclusively licensed to PTC pursuant to the Tularik Agreement.
1100-109-999	United States	Granted	11/048,659	1/21/2005	7,449,570	11/11/2008	Use of Nucleoside Compounds for Nonsense Suppression and the Treatment of Genetic Diseases	Jointly owned by PTC and Amgen SF, LLC. Exclusively licensed to PTC pursuant to the Tularik Agreement.
1100-110-001	Canada	Filed	2493458.00	1/25/2005			Ureido Substituted Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment o	Owned by PTC.
1100-110-007	Australia	Filed	256755.00	7/23/2003			Ureido Substituted Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment o	Owned by PTC.
1100-110-227	European Patent Convention	Filed	3766012.00	7/23/2003			Ureido Substituted Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment o	Owned by PTC.
1100-110-228	Patent Cooperation Treaty	Filed	PCT/US03/23182	7/23/2003			Ureido Substituted Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment o	Owned by PTC.
1100-110-777	United States	Filed	TBD	4/17/2008			Ureido Substituted Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment o	Owned by PTC.
1100-110-999	United States	Granted	11/048.656	1/21/2005	7,405,233	7/29/2008	Ureido Substituted Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment o	Owned by PTC.
1100-111-001	Canada	Filed	2493457.00	7/23/2003			Acetylamino Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of Disea	Jointly owned by PTC and Amgen SF, LLC. Exclusively licensed to PTC pursuant to the Tularik Agreement.

Priviledged/Confidential Work Product

1

Docket Number	Country	Status	Application Number	Application Date	Patent Number	Grant Date	Title (first 100 characters)	Ownership, Licensure and Disclosures	Additional Information
1100-111-007	Australia	Filed	254157.00	7/23/2003			Acetylamino Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of Disea	Jointly owned by PTC and Amgen SF, LLC. Exclusively licensed to PTC pursuant to the Tularik Agreement.
1100-111-227	European Patent Convention	Filed	3766013.00	7/23/2003			Acetylamino Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of Disea	Jointly owned by PTC and Amgen SF, LLC. Exclusively licensed to PTC pursuant to the Tularik Agreement.
1100-111-228	Patent Cooperation Treaty	Filed	PCT/US03/23183	7/23/2003			Acetylamino Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of Disea	Jointly owned by PTC and Amgen SF, LLC. Exclusively licensed to PTC pursuant to the Tularik Agreement.
1100-111-777	United States	Filed	11/789,625	4/24/2007			Use of Acetylamino Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment o	Jointly owned by PTC and Amgen SF, LLC. Exclusively licensed to PTC pursuant to the Tularik Agreement.
1100-111-999	United States	Granted	11/048,657	1/21/2005	7,247,741	7/24/2007	Acetytamino Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of Disea	Jointly owned by PTC and Amgen SF, LLC. Exclusively licensed to PTC pursuant to the Tularik Agreement.
1100-118-001	Canada	Filed	2521992.00	4/9/2004			1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.
1100-118-007	Australia	Filed	2004229487.00	4/9/2004			1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.
1100-118-008	New Zealand	Granted	543263.00	4/9/2004	543263	4/9/2009	1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.
1100-118-009	Mexico	Filed	2005/010747	4/9/2004			1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.
1100-118-012	Japan	Filed	2006-509896	4/9/2004			1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.
1100-118-015	Norway	Filed	20055314.00	4/9/2004			1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.
1100-118-019	Russian Federation	Granted	200501601.00	4/9/2004	9120	8/22/2007	1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.
1100-118-020	Cuba	Filed	190/2005	4/9/2004			1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.
1100-118-023	Hong Kong	Filed	7100245.00	4/9/2004			1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.
1100-118-026	Colombia	Filed	5113348.00	4/9/2004			1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.
1100-118-037	Brazil	Filed	PI0409319-4	4/9/2004			1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.
1100-118-055	Singapore	Granted	200506657-6	4/9/2004	118461	10/31/2007	1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.
1100-118-056	India	Granted	2948/CHENP/2005	4/9/2004	230604	5/25/2009	1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.

2

Docket Number	Country	Status	Application Number	Application Date	Patent Number	Grant Date	Title (first 100 characters)	Ownership, Licensure and Disclosures	Additional Information
1100-118-070	Costa Rica	Filed	8086.00	4/9/2004			1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.
1100-118-076	Indonesia	Filed	W-00200503004	4/9/2004			1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.
1100-118-078	Egypt	Filed	633/2005	4/9/2004			1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.
1100-118-106	Morocco	Granted	28594.00	4/9/2004	27802	4/9/2004	1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.
1100-118-117	Philippines	Filed	1-2005-501823	4/9/2004			1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.
1100-118-139	Trinidad	Filed	TT/VA/2005/00165	4/9/2004			1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.
1100-118-146	China P.R.	Filed	200480015905.00	4/9/2004			1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.
1100-118-147	South Africa	Granted	2005/08298	4/9/2004	2005/08298	1/31/2007	1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.
1100-118-158	Israel	Filed	171343.00	4/9/2004			1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.
1100-118-187	Korea South	Filed	10-2005-7019319	4/9/2004			1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.
1100-118-200	Eurasian Patent Convention	Granted	200501601.00	4/9/2004	9120	8/22/2007	1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.
1100-118-220	United Arab Emirates	Filed	270/2006	4/9/2004			1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.
1100-118-227	European Patent Convention	Filed	4759404.90	4/9/2004			1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.
1100-118-228	Patent Cooperation Treaty	Filed	PCT/US04/11106	4/9/2004			1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.
1100-118-255	Ukraine	Filed	200510644.00	4/9/2004			1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.
1100-118-259	Mongolia	Granted	3641.00	4/9/2004	2707	4/21/2006	1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.
1100-118-280	Uzbekistan	Filed	IAP20050393	4/9/2004			1,2,4 Oxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.

3

Docket Number	Country	Status	Application Number	Application Date	Patent Number	Grant Date	Title (first 100 characters)	Ownership, Licensure and Disclosures	Additional Information
1100-118-555	United States	Granted	11/241,700	9/29/2005	7,202,262	4/10/2007	Benzoic Acid or Benzonate Substituted 1,2,4-Oxadiazole Compounds and Their Use For the Treatment of	Owned by PTC.	Ataluren - CoM
1100-118-777	United States	Filed	11/042,652	1/24/2005			1,2,4 Qxadiazole Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.	Ataluren - MoU
1100-118-999	United States	Granted	10/822,259	4/9/2004	6,992,096	1/31/2006	1,2,4 Oxadiazote Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.	Ataluren - CoM
1100-134-001	Canada	Filed	2394470.00	7/14/2002			Methods of Assaying for Compounds that inhibit Premature Translation Termination and Nonsense-mediat	Jointly owned by PTC and Amgen SF, LLC. Exclusively licensed to PTC pursuant to the Tularik Agreement.
1100-134-007	Australia	Granted	22720/01	12/13/2001	784947	6/3/2006	Methods of Assaying for Compounds that inhibit Premature Translation Termination and Nonsense-mediat	Jointly owned by PTC and Amgen SF, LLC. Exclusively licensed to PTC pursuant to the Tularik Agreement.
1100-134-012	Japan	Filed	2001-545593	6/14/2002			Methods of Assaying for Compounds that inhibit Premature Translation Termination and Nonsense-mediat	Jointly owned by PTC and Amgen SF, LLC. Exclusively licensed to PTC pursuant to the Tularik Agreement.
1100-134-014	France	Granted	986492.70	12/13/2000	1238110	2/18/2009	Methods of Assaying for Compounds that inhibit Premature Translation Termination and Nonsense-mediat	Jointly owned by PTC and Amgen SF, LLC. Exclusively licensed to PTC pursuant to the Tularik Agreement.
1100-134-017	Italy	Granted	986492.70	12/13/2000	1238110	2/18/2009	Methods of Assaying for Compounds that inhibit Premature Translation Termination and Nonsense-mediat	Jointly owned by PTC and Amgen SF, LLC. Exclusively licensed to PTC pursuant to the Tularik Agreement.
1100-134-018	Switzerland	Granted	986492.70	12/13/2000	1238110	2/18/2009	Methods of Assaying for Compounds that Inhibit Premature Translation Termination and Nonsense-mediat	Jointly owned by PTC and Amgen SF, LLC. Exclusively licensed to PTC pursuant to the Tularik Agreement.
1100-134-698	Germany	Granted	986492.70	12/13/2000	1238110	2/18/2009	Methods of Assaying for Compounds that Inhibit Premature Translation Termination and Nonsense-mediat	Jointly owned by PTC and Amgen SF, LLC. Exclusively licensed to PTC pursuant to the Tularik Agreement.
1100-134-227	European Patent Convention	Granted	986492.70	12/13/2000	1238110	2/18/2009	Methods of Assaying for Compounds that Inhibit Premature Translation Termination and Nonsense-mediat	Jointly owned by PTC and Amgen SF, LLC. Exclusively licensed to PTC pursuant to the Tularik Agreement.
1100-134-228	Patent Cooperation Treaty	Filed	PCT/US00/34232	12/13/2000			Methods of Assaying for Compounds that Inhibit Premature Translation Termination and Nonsense-mediat	Jointly owned by PTC and Amgen SF, LLC. Exclusively licensed to PTC pursuant to the Tularik Agreement.
1100-134-666	United States	Granted	10/228,803	8/21/2002	7,026,122	4/11/2006	Methods of Assaying for Compounds that inhibit Premature Translation Termination and Nonsense-Mediat	Ownership assigned to PTC pursuant to the Tularik Agreement.	Formerly jointly owned by PTC and Tularik
1100-134-777	United States	Filed	11/318,940	12/22/2005			Methods of Assaying for Compounds that inhibit Premature Translation Termination and Nonsense-mediat	Ownership assigned to PTC pursuant to the Tularik Agreement.	Formerly jointly owned by PTC and Tularik
1100-134-999	United States	Granted	09/461,508	12/14/1999	6,458,538	10/1/2002	Methods of Assaying for Compounds that Inhibit Premature Translation Termination and Nonsense-mediat	Ownership assigned to PTC pursuant to the Tularik Agreement.	Formerly jointly owned by PTC and Tularik
1100-207-227	European Patent Convention	Filed	8019547.20	11/6/2008			Methods of Assaying for Compounds that inhibit Premature Translation Termination and Nonsense-mediat	Owned by PTC.
1100-138-001	Canada	Filed	2493815.00	7/23/2003			Nucleoside Compounds and their use for Treating Cancer and Diseases Associated with Somatic Mutation	Owned by PTC.

4

Docket Number	Country	Status	Application Number	Application Date	Patent Number	Grant Date	Title (first 100 characters)	Ownership, Licensure and Disclosures	Additional Information
1100-138-227	European Patent Convention	Filed	3766014.90	7/23/2003			Nucleoside Compounds and their use for Treating Cancer and Diseases Associated with Somatic Mutation	Owned by PTC.
1100-138-228	Patent Cooperation Treaty	Filed	PCT/US03/23184	7/22/2003			Nucleoside Compounds and their use for Treating Cancer and Diseases Associated with Somatic Mutation	Owned by PTC.
1100-138-777	United States	Filed	11/906,665	10/2/2007			Nucleoside Compounds and their use for Treating Cancer and Diseases Associated with Somatic Mutation	Owned by PTC.
1100-138-999	United States	Granted	10/625,059	7/22/2003	7,291,603	11/6/2007	Nucleoside Compounds and their use for Treating Cancer and Diseases Associated with Somatic Mutation	Owned by PTC.
1100-151-001	Canada	Filed	2582885.00	10/13/2005			Compounds for Nonsense Suppression, and Methods for their Use	Owned by PTC.
1100-151-227	European Patent Convention	Filed	5804171.60	10/13/2005			Compounds for Nonsense Suppression Use of These Compounds for the Manufacture of a Medicament for Tr	Owned by PTC.
1100-151-228	Patent Cooperation Treaty	Filed	PCT/US05/036762	10/13/2005			Compounds for Nonsense Suppression, and Methods for their Use	Owned by PTC.
1100-151-999	United States	Filed	11/577,176	10/13/2005			Compounds for Nonsense Suppression, Use of These Compounds for the Manufacture of a Medicament For	Owned by PTC.
1100-152-001	Canada	Filed	2583976.00	10/13/2005			Compounds for Nonsense Suppression, and Methods for Their Use	Owned by PTC.
1100-152-007	Australia	Filed	2005296730.00	10/13/2005			Use of Defined Compounds for the Manufacture of a Medicament for Preventing/Treating Diseases Result	Owned by PTC.
1100-152-008	New Zealand	Filed	554310.00	10/13/2005			Use of Defined Compounds for the Manufacture of a Medicament for Preventing/Treating Diseases Result	Owned by PTC.
1100-152-009	Mexico	Filed	MX/a/2007/004487	10/13/2005			Compounds for Nonsense Suppression, and Methods for Their Use	Owned by PTC.
1100-152-012	Japan	Filed	2007-536867	10/13/2005			Compounds for Nonsense Suppression, and Methods for Their Use	Owned by PTC.
1100-152-023	Hong Kong	Filed	7114098.50	10/13/2005			Compounds for Nonsense Suppression, and Methods for Their Use	Owned by PTC.
1100-152-056	India	Filed	3575/DELNP/2007	10/13/2005			Use of Defined Compounds for the Manufacture of a Medicament for Preventing/Treating Diseases Result	Owned by PTC.
1100-152-146	China P.R.	Filed	200580042808.50	10/13/2005			Use of Defined Compounds for the manufacture of a Medicament for Preventing/Treating Diseases Result	Owned by PTC.
1100-152-158	Israel	Filed	182461.00	10/13/2005			Compounds for Nonsense Suppression, and Methods for Their Use	Owned by PTC.
1100-152-227	European Patent Convention	Filed	5807462.60	10/13/2005			Use of Defined Compounds for the Manufacture of a Medicament for Preventing/Treating Diseases Result	Owned by PTC.
1100-152-228	Patent Cooperation Treaty	Filed	PCT/US05/36764	10/13/2005			Compounds for Nonsense Suppression, and Methods for Their Use	Owned by PTC.

5

Docket Number	Country	Status	Application Number	Application Date	Patent Number	Grant Date	Title (first 100 characters)	Ownership, Licensure and Disclosures	Additional Information
1100-152-461	Korea South	Filed	10-2007-7009154	10/13/2005			Use of Defined Compounds for the Manufacture of a Medicament for Preventing/Treating Diseases Result	Owned by PTC.
1100-152-999	United States	Filed	11/577,189	10/13/2005			Compounds for Nonsense Suppression, and Methods for Their Use	Owned by PTC.
1100-153-001	Canada	Filed	2583177.00	10/13/2005			Compounds for Nonsense Suppression, and Methods for their Use	Owned by PTC.
1100-153-227	European Patent Convention	Filed	5807667.00	10/13/2005			Compounds for Nonsense Suppression, and Methods for their Use	Owned by PTC.
1100-153-228	Patent Cooperation Treaty	Filed	PCT/US05/037052	10/13/2005			Compounds for Nonsense Suppression, and Methods for their Use	Owned by PTC.
1100-153-999	United States	Filed	11/577,192	10/13/2005			Compounds for Nonsense Suppression, and Methods for their Use	Owned by PTC.
1100-154-001	Canada	Filed	2583971.00	10/13/2005			Pyrazole or Triazole Compounds and Their Use for the Manufacture of a Medicament for Treating Somatic	Owned by PTC.
1100-154-007	Australia	Filed	2005295727.00	10/13/2005			Pyrazole or Triazole Compounds and Their Use for the Manufacture of a Medicament for Treating Somatic	Owned by PTC.
1100-154-008	New Zealand	Filed	554437.00	10/13/2005			Pyrazole or Triazole Compounds and Their Use for the Manufacture of a Medicament for Treating Somatic	Owned by PTC.
1100-154-009	Mexico	Filed	MX/a/2007/004484	10/13/2005			Pyrazole or Triazole Compounds and Their Use for the Manufacture of a Medicament for Treating Somatic	Owned by PTC.
1100-154-012	Japan	Filed	2007-536865	10/13/2005			Pyrazole or Triazole Compounds and Their Use for The Manufacture of a Medicament for Treating Somatic	Owned by PTC.
1100-154-023	Hong Kong	Filed	7114097.60	12/27/2007			Pyrazole or Triazole Compounds and Their Use for the Manufacture of a Medicament for Treating Somatic	Owned by PTC.
1100-154-037	Brazil	Filed	P10515995-4	10/13/2005			Pyrazole or Triazote Compounds and Their USe for the Manufacture of Medicament for Treating Somatic	Owned by PTC.
1100-154-055	Singapore	Filed	200702648-7	10/13/2005			Pyrazole or Triazole Compounds and Their Use for the Manufacture of a Medicament for Treating Somatic	Owned by PTC.
1100-154-056	India	Filed	3576/DELNP/2007	10/13/2005			Pyrazole or Triazole Compounds and Their Use for the Manufacture of a Medicament for Treating Somatic	Owned by PTC.
1100-154-117	Phillpines	Filed	1-2007-500807	10/13/2005			Compounds for Nonsense Suppression, and Methods for their Use	Owned by PTC.
1100-154-146	China P.R.	Filed	200580042744.90	10/13/2005			Pyrazoles or Triazole Compounds and Their Use for the Manufacture of a Medicament for Treating Somatic	Owned by PTC.
1100-154-147	South Africa	Filed	2007/03671	10/13/2005			COMPOUNDS FOR NONSENSE SUPPRESSION, AND METHODS FOR THEIR USE\n	Owned by PTC.
1100-154-158	Israel	Filed	182464.00	10/13/2005			Compounds for Nonsense Suppression, and Methods for their Use	Owned by PTC.

6

Docket Number	Country	Status	Application Number	Application Date	Patent Number	Grant Date	Title (first 100 characters)	Ownership, Licensure and Disclosures	Additional Information
1100-154-227	European Patent Convention	Filed	5804194.80	10/13/2005			Pyrazole or Triazole Compounds and Their Use for the Manufacture of a Medicament for Treating Somatic	Owned by PTC.
1100-154-228	Patent Cooperation Treaty	Filed	PCT/US05/036761	10/13/2005			Compounds for Nonsense Suppression, and Methods for their Use	Owned by PTC.
1100-154-461	Korea South	Filed	10-2007-7010794	10/13/2005			Pyrazole or Triazole Compounds and Their Use for the Manufacture of a Medicament for Treating Somatic	Owned by PTC.
1100-154-999	United States	Filed	11/577,177	10/13/2005			Pyrazole or Triazole Compounds and Their Use for the Manufacture of a Medicament for Treating Somatic	Owned by PTC.
1100-157-001	Canada	Filed	2583159.00	10/13/2005			Compounds for Nonsense Suppression, and Methods for Their Use	Owned by PTC.
1100-157-007	Australia	Filed	2005295778.00	10/13/2005			Compounds for Nonsense Suppression, and Methods for Their Use	Owned by PTC.
1100-157-008	New Zealand	Filed	554327.00	10/13/2005			Compounds for Nonsense Suppression, and Methods for Their Use	Owned by PTC.
1100-157-009	Mexico	Filed	MX/a/2007/004479	10/13/2005			Compounds for Nonsense Suppression, and Methods for Their Use	Owned by PTC.
1100-157-012	Japan	Filed	2007-536837	10/13/2005			Compounds for Nonsense Suppression, and Methods for Their Use	Owned by PTC.
1100-157-023	Hong Kong	Filed	8101510.10	10/13/2005			Compounds for Nonsense Suppression, and Methods for Their Use	Owned by PTC.
1100-157-037	Brazil	Filed	PI0516110-0	10/13/2005			Compounds for Nonsense Suppression, and Methods for Their Use	Owned by PTC.
1100-157-055	Singapore	Filed	200702507-5	10/13/2005			Compounds for Nonsense Suppression, and Methods for Their Use	Owned by PTC.
1100-157-056	India	Filed	3577/DELNP/2007	10/13/2005			Compounds for Nonsense Suppression, and Methods for Their Use	Owned by PTC.
1100-157-117	Philippines	Filed	1-2007-500805	10/13/2005			Compounds for Nonsense Suppression, and Methods for Their Use	Owned by PTC.
1100-157-146	China P.R.	Filed	200580042743.40	10/13/2005			Compounds for Nonsense Suppression, and Methods for Their Use	Owned by PTC.
1100-157-147	South Africa	Filed	2007/02933	10/13/2005			Compounds for Nonsense Suppression, and Methods for Their Use	Owned by PTC.
1100-157-158	Israel	Filed	182459.00	10/13/2005			Compounds for Nonsense Suppression, and Methods for Their Use	Owned by PTC.
1100-157-227	European Patent Convention	Filed	5815159.80	10/13/2005			Compounds for Nonsense Suppression, and Methods for Their Use	Owned by PTC.
1100-157-228	Patent Cooperation Treaty	Filed	PCT/US05/036673	10/13/2005			Compounds for Nonsense Suppression, and Methods for Their Use	Owned by PTC.
1100-157-461	Korea South	Filed	10-2007-7010767	10/13/2005			Compounds for Nonsense Suppression, and Methods for Their Use	Owned by PTC.
1100-157-999	United States	Filed	11/577,191	10/13/2005			Compounds for Nonsense Suppression, and Methods for Their Use	Owned by PTC.
1100-170-001	Canada	Filed	2603402.00	4/6/2006			Compositions of an Orally Active 1,2,4-Oxadiazole for Nonsense Mutuation Suppression Therapy	Owned by PTC.
1100-170-007	Australia	Filed	2006235115.00	4/6/2006			Compositions and Methods for Dosing an Orally Active 1,2,4-oxadiazole for Nonsense Mutation Suppress	Owned by PTC.
1100-170-008	New Zealand	Filed	562197.00	4/6/2006			Compositions and Methods for Dosing an Orally Active 1,2,4-oxadiazole for Nonsense Mutation Therapy	Owned by PTC.

7

Docket Number	Country	Status	Application Number	Application Date	Patent Number	Grant Date	Title (first 100 characters)	Ownership, Licensure and Disclosures	Additional Information
1100-170-009	Mexico	Filed	MX/a/2007/012206	4/6/2006			Compositions and Methods for Dosing an Orally Active 1,2,4-oxadiazole for Nonsense Mutation Therapy	Owned by PTC.
1100-170-012	Japan	Filed	2008-505534	4/6/2006			Compositions and Methods for Dosing an Orally Active 1,2,4-oxadiazole for Nonsense Mutation Therapy	Owned by PTC.
1100-170-015	Norway	Filed	20075682.00	4/6/2006			Compositions and Methods for Dosing an Orally Active 1,2,4-oxadiazole for Nonsense Mutation Therapy	Owned by PTC.
1100-170-023	Hong Kong	Filed	8106626.10	6/17/2008			Compositions and Methods for Dosing an Orally Active 1,2,4-oxadiazole for Nonsense Mutation Therapy	Owned by PTC.
1100-170-037	Brazil	Filed	PI0609089-3	4/6/2006			Compositions and Methods for Dosing an Orally Active 1,2,4-oxadiazole for Nonsense Mutation Therapy	Owned by PTC.
1100-170-055	Singapore	Filed	200716713-3	4/6/2006			Compositions and Methods for Dosing an Orally Active 1,2,4-oxadlaiofe for Nonsense Mutation Therapy	Owned by PTC.
1100-170-076	Indonesia	Filed	W-00200703359	4/6/2006			Compositions and Methods for Dosing an Orally Active 1,2,4-oxadiazole for Nonsense Mutation Therapy	Owned by PTC.
1100-170-146	China P.R.	Filed	200680020100.40	4/6/2006			Compositions and Methods for Dosing an Orally Active 1,2,4-oxadiazole for Nonsense Mutation Therapy	Owned by PTC.
1100-170-158	Israel	Filed	186433.00	4/6/2006			Compositions and Methods for Dosing an Orally Active 1,2,4-oxadlazole for Nonsense Mutation Therapy	Owned by PTC.
1100-170-227	European Patent Convention	Filed	6749439.30	4/6/2006			Compositions and Methods for Dosing an Orally Active 1,2,4-oxadlazole for Nonsense Mutation Therapy	Owned by PTC.
1100-170-228	Patent Cooperation Treaty	Filed	PCT/US06/012887	4/6/2006			Compositions and Methods for Dosing an Orally Active 1,2,4-oxadiazole for Nonsense Mutation Therapy	Owned by PTC.
1100-170-999	United States	Filed	11/918,114	10/4/2007			Compositions and Methods for Dosing an Orally Active 1,2,4-oxadiazoie for Nonsense Mutation Therapy	Owned by PTC.	Ataluren - MoU Low Dosing Regimen
1100-171-777	United States	Granted	11/370,229	3/6/2006	7,304,080	12/74/2007	Substituted 1,2,4-Oxadiazoles, Compositions and Methods of Use	Owned by PTC.
1100-173-007	Australia	Filed	2007235524.00	3/29/2007			Methods for Production of Functional Protein from DNA Having a Nonsense Mutation and the Treatment	Owned by PTC.
1100-173-008	New Zealand	Filed	571899.00	3/29/2007			Methods for Production of Functional Protein from DNA Having a Nonsense Mutation and the Treatment	Owned by PTC.
1100-173-009	Mexico	Filed	Mx/a/2008/012515	3/29/2007			Methods for Production of Functional Protein from DNA Having a Nonsense Mutation and the Treatment	Owned by PTC.
1100-173-012	Japan	Filed	TBD	3/29/2007			Methods for Production of Functional Protein from DNA Having a Nonsense Mutation and the Treatment	Owned by PTC.
1100-173-015	Norway	Filed	20084488.00	3/29/2007			Methods for Production of Functional Protein from DNA Having a Nonsense Mutation and the Treatment	Owned by PTC.

8

Docket Number	Country	Status	Application Number	Application Date	Patent Number	Grant Date	Title (first 100 characters)	Ownership, Licensure and Disclosures	Additional Information
1100-173-019	Russian Federation	Filed	2007142957.00	3/29/2007			Methods for Production of Functional Protein from DNA Having a Nonsense Mutation and the Treatment	Owned by PTC.
1100-173-037	Brazil	Filed	PI0710213-5	3/29/2007			Methods for Production of Functional Protein from DNA Having a Nonsense Mutation and the Treatment	Owned by PTC.
1100-173-055	Singapore	Filed	200807301-7	3/29/2007			Methods for Production of Functional Protein from DNA Having a Nonsense Mutation and the Treatment	Owned by PTC.
1100-173-056	India	Filed	5887/CHENP/2008	3/29/2007			Methods for Production of Functional Protein from DNA Having a Nonsense Mutation and the Treatment	Owned by PTC.
1100-173-076	Indonesia	Filed	W00200803279	3/29/2007			Methods for Production of Functional Protein from DNA Having a Nonsense Mutation and the Treatment	Owned by PTC.
1100-173-146	China P.R.	Filed	200780020127.80	3/29/2007			Methods for Production of Functional Protein from DNA Having a Nonsense Mutation and the Treatment	Owned by PTC.
1100-173-158	Israel	Filed	194454.00	3/29/2007			Methods for Production of Functional Protein from DNA Having a Nonsense Mutation and the Treatment	Owned by PTC.
1100-173-227	European Patent Convention	Filed	7754745.30	3/29/2007			Methods for Production of Functional Protein from DNA Having a Nonsense Mutation and the Treatment	Owned by PTC.
1100-173-228	Patent Cooperation Treaty	Filed	PCT/US07/008268	3/29/2007			Methods for Production of Functional Protein from DNA Having a Nonsense Mutation and the Treatment	Owned by PTC.
1100-173-999	United States	Filed	12/234,592	9/29/2008			Methods for Production of Functional Protein from DNA Having a Nonsense Mutation and the Treatment	Owned by PTC.	Ataluren - MoU - Novel Protein
1100-174-666	United States	Granted	11/370,130	3/6/2006	7,419,991B2	9/2/2008	3-[5-(2-Fluoro-Phenyt-[1,2,4]Oxadlazol-3-YL]-Benzoic Acid, Compositions, and Methods for the Use The	Owned by PTC.	Ataluren - Picture Claim - CoM
1100-175-001	Canada	Filed	2662749.00	9/6/2007			Processes for the Preparation of 1,2,4-Oxadiazole Benzoic Acids	Owned by PTC.
1100-175-002	Argentina	Filed	P070103975	9/7/2007			Processes for the Preparation of 1,2,4-Oxadiazoie Benzoic Acids	Owned by PTC.
1100-175-003	Chile	Filed	2606-2007	9/6/2007			Processes for the Preparation of 1,2,4-Oxadiazole Benzoic Acids	Owned by PTC.
1100-175-004	Malaysia	Filed	PI20090941	9/6/2007			Processes for the Preparation of 1,2,4-Oxadiazoie Benzoic Acids	Owned by PTC.
1100-175-005	Peru	Filed	1203-2007	9/7/2007			Processes for the Preparation of 1,2,4-Oxadiazole Benzoic Acids	Owned by PTC.
1100-175-007	Australia	Filed	2007292915.00	9/6/2007			Processes for the Preparation of 1,2,4-Oxadiazole Benzoic Acids	Owned by PTC.
1100-175-008	New Zealand	Filed	575511.00	9/6/2007			Processes for the Preparation of 1,2,4-Oxadiazole Benzoic Acids	Owned by PTC.
1100-175-009	Mexico	Filed	MX/a20O9/002439	9/6/2007			Processes for the Preparation of 1,2,4-Oxadiazoie Benzoic Acids	Owned by PTC.
1100-175-011	Taiwan	Filed	96133607.00	9/8/2006			Processes for the Preparation of 1,2,4-Oxadiazole Benzoic Acids	Owned by PTC.
1100-175-012	Japan	Filed	2009-527430	9/6/2007			Processes for the Preparation of 1,2,4-Oxadiazole Benzoic Acids	Owned by PTC.
1100-175-015	Norway	Filed	TBD	9/6/2007			Processes for the Preparation of 1,2,4-Oxadiazole Benzoic Acids	Owned by PTC.
1100-175-019	Russian Federation	Filed	2009113019.00	9/6/2007			Processes for the Preparation of 1,2,4-Oxadiazoie Benzoic Acids	Owned by PTC.
1100-175-023	Hong Kong	Filed	TBD	9/6/2007			Processes for the Preparation of 1,2,4-Oxadiazole Benzoic Acids	Owned by PTC.

9

Docket Number	Country	Status	Application Number	Application Date	Patent Number	Grant Date	Title (first 100 characters)	Ownership, Licensure and Disclosures	Additional Information
1100-175-037	Brazil	Filed	PI0716996-5	9/6/2007			Processes for the Preparation of 1,2,4-Oxadiazole Benzoic Acids	Owned by PTC.
1100-175-055	Singapore	Filed	200901588-4	9/6/2007			Processes for the Preparation of 1,2,4-Oxadlazole Benzoic Acids	Owned by PTC.
1100-175-056	India	Filed	TBD	9/6/2007			Processes for the Preparation of 1,2,4-Oxadiazole Benzoic Acids	Owned by PTC.
1100-175-117	Philippines	Filed	1-2009-500433	9/6/2007			Processes for the Preparation of 1,2,4-Oxadiazote Benzoic Acids	Owned by PTC.
1100-175-255	Ukraine	Filed	200903350.00	9/6/2007			Processes for the Preparation of 1,2,4-Oxadlazole Benzoic Acids	Owned by PTC.
1100-175-146	China P.R.	Filed	200780041169.X	9/6/2007			Processes for the Preparation of 1,2,4-Oxadiazole Benzoic Acids	Owned by PTC.
1100-175-147	South Africa	Filed	2009/01782	9/6/2007			Processes for the Preparation of 1,2,4-Oxadiazole Benzoic Acids	Owned by PTC.
1100-175-158	Israel	Filed	197445.00	9/6/2007			Processes for the Preparation of 1,2,4-Oxadlazole Benzoic Acids	Owned by PTC.
1100-175-187	Korea South	Filed	10-2009-7007202	9/6/2007			Processes for the Preparation of 1,2,4-Oxadiazole Benzoic Acids	Owned by PTC.
1100-175-189	Vietnam	Filed	1-2009-00626	9/6/2007			Processes for the Preparation of 1,2,4-Oxadiazole Benzoic Acids	Owned by PTC.
1100-175-227	European Patent Convention	Filed	7837899.90	9/6/2007			Processes for the Preparation of 1,2,4-Oxadlazole Benzoic Acids	Owned by PTC.
1100-175-228	Patent Cooperation Treaty	Filed	PCT/US07/019561	9/6/2007			Processes for the Preparation of 1,2,4-Oxadiazole Benzoic Acids	Owned by PTC.
1100-175-999	United States	Filed	11/899,813	9/6/2007			Processes for the Preparation of 1,2,4-Qxadlazote Benzoic Acids	Owned by PTC.	Ataluren - Manufacturing Process
1100-177-001	Canada	Filed	2663574.00	9/24/2007			Crystalline Forms of 3-[5-(2-Fluorophenyl)-[1,2,4]-Oxadiazole-3-YL]- Benzoic Acid	Owned by PTC.
1100-177-002	Argentina	Filed	P070104212	9/24/2007			Crystalline Forms of a 3-[5-(2-Dluorophenyl)- [1,2,4]Oxadlazole-3-YL]- Benzoic Acid	Owned by PTC.
1100-177-003	Chile	Filed	2743-2007	9/25/2006			Crystalline Forms of a 3-[5-(2-Dluorophenyl)-[1,2,4]Oxadlazole-3-YL]-Benzoic Acid	Owned by PTC.
1100-177-004	Malaysia	Filed	PI20091186	9/24/2007			Crystalline Forms of 3-[5-(2-Fluorophenyl)-[1,2,4]-Oxadiazoie-3-YL]- Benzoic Acid	Owned by PTC.
1100-177-005	Peru	Filed	1290.20	9/25/2007			Crystalline Forms of a 3-[5-(2-Dluorophenyl)-[1,2,4]Oxadiazole-3-YL]-Benzoic Acid	Owned by PTC.
1100-177-007	Australia	Filed	2007300542.00	9/24/2007			Crystalline Forms of 3-[5-(2-Fluorophenyl)-[1,2,4]-Oxadiazole-3-YL]- Benzoic Acid	Owned by PTC.
1100-177-008	New Zealand	Filed	575795.00	9/24/2007			Crystalline Forms of 3-[5-(2-Fluorophenyl)-[1,2,4]-Oxadiazole-3-YL]- Benzoic Acid	Owned by PTC.
1100-177-009	Mexico	Filed	MX/a/2009/003160	9/24/2007			Crystalline Forms of 3-[5-(2-Fluorophenyl)-[1,2,4]-Oxadiazole-3-YL]- Benzoic Acid	Owned by PTC.
1100-177-011	Taiwan	Filed	96135785.00	9/26/2007			Crystalline Forms of a 3-[5-(2-Dluorophenyl)- [1,2,4]Oxadiazole-3-YL]- Benzoic Acid	Owned by PTC.
1100-177-012	Japan	Filed	2009-529270	9/24/2007			Crystalline Forms of 3-[5-(2-Fluorophenyl)-[1,2,4]-Oxadiazole-3-YL]- Benzoic Acid	Owned by PTC.
1100-177-013	Venezuela	Filed	2007-002061	9/24/2007			Crystalline Forms of 3-[5-(2-Fluorophenyl)-[1,2,4]-Oxadiazole-3-YL]- Benzoic Acid	Owned by PTC.

10

Docket Number	Country	Status	Application Number	Application Date	Patent Number	Grant Date	Title (first 100 characters)	Ownership, Licensure and Disclosures	Additional Information
1100-177-015	Norway	Filed	20091488.00	9/24/2007			Crystalline Forms of 3-[5-(2-Fluorophenyl)-[1,2,4]-Oxadiazole-3-YL]- Benzoic Acid	Owned by PTC.
1100-177-019	Russian Federation	Filed	2009115649.00	9/24/2007			Crystalline Forms of 3-(5-(2-Fluorophenyl)-[1,2,4]-Oxadiazote-3-YL]- Benzoic Acid	Owned by PTC.
1100-177-037	Brazil	Filed	PI0717107-2	9/24/2007			Crystalline Forms of 3-[5-(2-Fluorophenyl)-[1,2,4]-Oxadlazole-3-YL]- Benzoic Acid	Owned by PTC.
1100-177-055	Singapore	Filed	200901948-0	9/24/2007			Crystalline Forms of 3-[5-(2-Fluorophenyl)-[1,2,4]-Oxadiazole-3-YL]- Benzoic Acid	Owned by PTC.
1100-177-076	Indonesia	Filed	W-00200900747	9/24/2007			Crystalline Forms of 3-[5-(2-Fluorophenyl)-[1,2,4]-Oxadlazote-3-YL]- Benzoic Acid	Owned by PTC.
1100-177-117	Philippines	Filed	1-2009-500530	9/24/2007			Crystalline Forms of 3-[5-(2-Fluorophenyl)-[1,2,4]-Oxadlazole-3-Yt]- Benzoic Acid	Owned by PTC.
1100-177-146	China P.R.	Filed	200780043582.X	9/24/2007			Crystalline Forms of 3-[5-(2-Fluorophenyl)-[1,2,4]-Oxadiazole-3-YL]- Benzoic Acid	Owned by PTC.
1100-177-147	South Africa	Filed	2009/01949	9/24/2007			Crystalline Forms of 3-[5-(2-Fluorophenyl)-[1,2,4]-Oxadiazole-3-YL]- Benzoic Acid	Owned by PTC.
1100-177-158	Israel	Filed	197717.00	9/24/2007			Crystalline Forms of 3-[5-(2-Fluorophenyl)-[1,2,4)-Oxadiazote-3-YL]- Benzoic Acid	Owned by PTC.
1100-177-187	Korea South	Filed	10-2009-7008202	9/24/2007			Crystalline Forms of 3-[5-(2-Fluorophenyl)-[1,2,4]-Oxadiazole-3-YL]- Benzoic Acid	Owned by PTC.
1100-177-189	Vietnam	Filed	1-2009-00809	9/24/2007			Crystalline Forms of 3-[5-(2-Fluorophenyl)-[1,2,4]-Oxadiazole-3-YL]- Benzoic Acid	Owned by PTC.
1100-177-227	European Patent Convention	Filed	7838770.10	9/24/2007			Crystalline Forms of 3-[5-(2-Fluorophenyl)-[1,2,4]-Oxadiazole-3-YL]- Benzoic Acid	Owned by PTC.
1100-177-228	Patent Cooperation Treaty	Filed	PCT/US07/020633	9/24/2007			Crystalline Forms of 3-[5-(2-Fluorophenyl)-[1,2,4]-Oxadiazote-3-YL]- Benzoic Acid	Owned by PTC.
1100-177-255	Ukraine	Filed	200904012.00	9/24/2007			Crystalline Forms of 3-[5-(2-Fluorophenyl)-[1,2,4]-Oxadiazole-3-YL]- Benzoic Acid	Owned by PTC.
1100-177-999	United States	Filed	11/904,005	9/24/2007			Crystalline Forms of a 3-[5-(2-Dluorophenyl)- [1,2,4]Oxadiazole-3-YL]- Benzoic Add	Owned by PTC.	Ataluren - Solid Forms
1100-178-227	European Patent Convention	Filed	7873433.20	9/24/2007			Hydroxylated 1,2,4-Oxadiazole Benzoic Acid Compounds, Compositions Thereof and the Use for Nonsense	Owned by PTC.
1100-178-228	Patent Cooperation Treaty	Filed	PTC/US07/020631	9/24/2007			Hydroxylated 1,2,4-Oxadiazole Benzoic Acid Compounds, Compositions Thereof and the Use for Nonsense	Owned by PTC.
1100-178-999	United States	Filed	11/904,001	9/24/2007			Hydroxylated 1,2,4-Oxadiazole Benzoic Acid Compounds, Compositions Thereof and the Use for Nonsense	Owned by PTC.	Ataluren - Metabolites
1100-180-777	United States	Filed	11/724,408	3/14/2007			1,2,4-Oxadiazote Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment of	Owned by PTC.	Ataluren - Pharmaceutical Compositions
1100-181-003	Chile	Filed	2923-2007	10/11/2007			Methods for Dosing an Orally Active 1,2,4-Oxadiazole for Nonsense Mutation Therapy	Owned by PTC.

11

Docket Number	Country	Status	Application Number	Application Date	Patent Number	Grant Date	Title (first 100 characters)	Ownership, Licensure and Disclosures	Additional Information
1100-181-005	Peru	Filed	1386-2007	10/12/2007			Methods for Dosing an Orally Active 1,2,4-Oxadiazole for Nonsense Mutation Therapy	Owned by PTC.
1100-181-007	Australia	Filed	2007308067.00	10/11/2007			Methods for Dosing an Orally Active 1,2,4-Oxadiazole for Nonsense Mutation Therapy	Owned by PTC.
1100-181-009	Mexico	Filed	MX/a/2009/003909	10/11/2007			Methods for Dosing an Orally Active 1,2,4-Oxadiazole for Nonsense Mutation Therapy	Owned by PTC.
1100-181-011	Taiwan	Filed	96138340.00	10/12/2007			Methods for Dosing an Orally Active 1,2,4-Oxadiazole for Nonsense Mutation Therapy	Owned by PTC.
1100-181-012	Japan	Filed	2009-532453	10/11/2007			Methods for Dosing an Orally Active 1,2,4-Oxadiazole for Nonsense Mutation Therapy	Owned by PTC.
1100-181-015	Norway	Filed	20091826.00	10/11/2007			Methods for Dosing an Orally Active 1,2,4-Oxadiazole for Nonsense Mutation Therapy	Owned by PTC.
1100-181-019	Russian Federation	Filed	2009117590.00	10/11/2007			Methods for Dosing an Orally Active 1,2,4-Oxadiazole for Nonsense Mutation Therapy	Owned by PTC.
1100-181-055	Singapore	Filed	200902485-2	10/11/2007			Methods for Dosing an Orally Active 1,2,4-Oxadiazole for Nonsense Mutation Therapy	Owned by PTC.
1100-181-076	Indonesia	Filed	W-00200900954	10/11/2007			Methods for Dosing an Orally Active 1,2,4-Oxadiazole for Nonsense Mutation Therapy	Owned by PTC.
1100-181-146	China P.R.	Filed	200780045655.00	10/11/2007			Methods for Dosing an Orally Active 1,2,4-Oxadiazole for Nonsense Mutation Therapy	Owned by PTC.
1100-181-187	Korea South	Filed	10-2009-7009602	10/11/2007			Methods for Dosing an Orally Active 1,2,4-Oxadiazole for Nonsense Mutation Therapy	Owned by PTC.
1100-181-227	European Patent Convention	Filed	7852738.90	10/11/2007			Methods for Dosing an Orally Active 1,2,4-Oxadiazole for Nonsense Mutation Therapy	Owned by PTC.
1100-181-228	Patent Cooperation Treaty	Filed	PCT/US07/021921	10/11/2007			Methods for Dosing an Orally Active 1,2,4-Oxadiazole for Nonsense Mutation Therapy	Owned by PTC.
1100-181-999	United States	Filed	11/974,068	10/11/2007			Methods for Dosing an Orally Active 1,2,4-Oxadiazole for Nonsense Mutation Therapy	Owned by PTC.	Ataluren - High Dosing
1100-204-777	United States	Filed	12/140,641	6/17/2008			Ureido Substituted Benzoic Acid Compounds and their Use for Nonsense Suppression and the Treatment o	Owned by PTC.
1200-102-001	Canada	Filed	2443711.00	10/8/2003			Methods for Identifying Small Molecules that Bind Specific RNA Structural Motifs	Owned by PTC.
1200-102-012	Japan	Filed	581690.00	4/11/2002			Methods for Identifying Small Molecules that Bind Specific RNA Structural Motifs	Owned by PTC.
1200-102-227	European Patent Convention	Filed	2725663.50	4/11/2002			Methods for Identifying Small Molecules that Bind Specific RNA Structural Motifs	Owned by PTC.
1200-102-228	Patent Cooperation Treaty	Filed	PCT/US02/11757	4/11/2002			Methods for Identifying Small Molecules that Bind Specific RNA Structural Motifs	Owned by PTC.
1200-102-666	United States	Filed	11/347,748	2/3/2006			Methods for Identifying Small Molecules that Bind Specific RNA Structural Motifs	Owned by PTC.
1200-102-999	United States	Filed	10/475,024	2/3/2004			Methods for Identifying Small Molecules that Bind Specific RNA Structural Motifs	Owned by PTC.

12

Docket Number	Country	Status	Application Number	Application Date	Patent Number	Grant Date	Title (first 100 characters)	Ownership, Licensure and Disclosures	Additional Information
1200-103-228	Patent Cooperation Treaty	Filed	PCT/US02/11758	4/11/2002			Methods for identifying Small Molecules that Bind Specific RNA Structural Motifs	Owned by PTC.
1200-103-777	United States	Filed	11/059,721	2/21/2006			Methods for Identifying Small Molecules that Bind Specific RNA Structural Motifs	Owned by PTC.
1200-113-001	Canada	Filed	2520415.00	3/26/2004			Methods for Identifying Compounds that Target tRNA Splicing Endonuclease and Uses of Said Compounds	Owned by PTC.
1200-113-012	Japan	Filed	2006-509431	3/26/2004			Methods for Identifying Compounds that Target tRNA Splicing Endonuclease and Uses of Said Compounds	Owned by PTC.
1200-113-227	European Patent Convention	Filed	4758530.20	9/26/2005			Methods for Identifying Compounds that Target tRNA Splicing Endonuclease and Uses of Said Compounds	Owned by PTC.
1200-113-228	Patent Cooperation Treaty	Filed	PCT/US04/009572	3/26/2004			Methods for Identifying Compounds that Target tRNA Splicing Endonuclease and Uses of Said Compounds	Owned by PTC.
1200-113-999	United States	Filed	10/551,301	9/27/2005			Methods for Identifying Compounds that Target tRNA Splicing Endonuclease and Uses of Said Compounds	Owned by PTC.
1200-114-001	Canada	Filed	2520510.00	3/26/2004			Methods for Identifying Compounds that Target tRNA Splicing Endonuclease and Uses of Said Compounds	Owned by PTC.
1200-114-012	Japan	Filed	2006-509432	3/26/2004			Methods for Identifying Compounds that Target tRNA Splicing Endonuclease and Uses of Said Compounds	Owned by PTC.
1200-114-227	European Patent Convention	Filed	4758532.00	9/25/2005			Methods for Identifying Compounds that Target tRNA Splicing Endonuclease and Uses of Said Compounds	Owned by PTC.
1200-114-228	Patent Cooperation Treaty	Filed	PCT/US04/009574	3/26/2004			Methods for Identifying Compounds that Target tRNA Splicing Endonuclease and Uses of Said Compounds	Owned by PTC.
1200-114-999	United States	Filed	10/551,304	9/27/2005			Methods for Identifying Compounds that Target tRNA Splicing Endonuclease and Uses of Said Compounds	Owned by PTC.
1200-115-001	Canada	Filed	2520664.00	3/26/2004			Targeting Enzymes of the tRNA Splicing Pathway for Identification of Anti-Fungal And/Or Anti-Prolife	Owned by PTC.
1200-115-012	Japan	Filed	2006-509407	3/26/2004			Targeting Enzymes of the tRNA Splicing Pathway for Identification of Anti-Fungal And/Or Anti-Prolife	Owned by PTC.
1200-115-227	European Patent Convention	Filed	4758540.10	9/25/2005			Targeting Enzymes of the tRNA Splicing Pathway for Identification of Anti-Fungal And/Or Anti-Prolife	Owned by PTC.
1200-115-228	Patent Cooperation Treaty	Filed	PCT/US04/009590	3/26/2004			Targeting Enzymes of the tRNA Splicing Pathway for identification of Anti-Fungal And/Or Antl-Proiife	Owned by PTC.
1200-115-999	United States	Filed	10/551.300	9/27/2005			Targeting Enzymes of the tRNA Splicing Pathway for Identification of Anti-Fungal And/Or Anti-Prolife	Owned by PTC.
1200-121-001	Canada	Filed	2574076.00	8/16/2004			Methods and Agents for Screening for Compounds Capable of Modulating Gene Expression (GEMS II)	Owned by PTC.
1200-121-012	Japan	Filed	2007-522473	8/16/2004			Methods and Agents for Screening for Compounds Capable of Modulating Gene Expression (GEMS II)	Owned by PTC.

13

Docket Number	Country	Status	Application Number	Application Date	Patent Number	Grant Date	Title (first 100 characters)	Ownership, Licensure and Disclosures	Additional Information
1200-121-023	Hong Kong	Filed	7107669.80	8/16/2004			Methods and Agents for Screening for Compounds Capable of Modulating Gene Expression (GEMS II)	Owned by PTC.
1200-121-227	European Patent Convention	Filed	4781055.10	8/16/2004			Methods and Agents for Screening for Compounds Capable of Modulating Gene Expression (GEMS II)	Owned by PTC.
1200-121-228	Patent Cooperation Treaty	Filed	PCT/US04/26309	8/16/2004			Methods and Agents for Screening for Compounds Capable of Modulating Gene Expression (GEMS II)	Owned by PTC.
1200-121-999	United States	Filed	10/895.393	7/21/2004			Methods and Agents for Screening for Compounds Capable of Modulating Gene Expression (GEMSII)	Owned by PTC.	GEMS
1200-122-001	Canada	Filed	2514184.00	1/21/2004			Methods for Identifying Compounds that Modulate Untranslated Region-Based Regulation and Methods of	Owned by PTC.
1200-122-227	European Patent Convention	Filed	4704085.20	1/21/2004			Methods for Identifying Compounds that Modulate Untranslated Region-Based Regulation and Methods of	Owned by PTC.
1200-122-228	Patent Cooperation Treaty	Filed	PCT/US04/001643	1/21/2004			Methods for Identifying Compounds that Modulate Untranslated Region-Based Regulation and Methods of	Owned by PTC.
1200-122-999	United States	Filed	10/543,033	7/21/2005			Methods for identifying Compounds that Modulate Untranslated Region-Based Regulation and Methods of	Owned by PTC.	GEMS
1200-140-001	Canada	Filed	2531321.00	7/2/2004			RNA Processing Protein Complexes and Uses Thereof	Owned by PTC.
1200-140-012	Japan	Filed	2006-518793	7/2/2004			RNA Processing Protein Complexes and Uses Thereof	Owned by PTC.
1200-140-227	European Patent Convention	Filed	4777457.70	7/2/2004			RNA Processing Protein Complexes and Uses Thereof	Owned by PTC.
1200-140-228	Patent Cooperation Treaty	Filed	PCT/US04/021334	7/2/2004			RNA Processing Protein Complexes and Uses Thereof	Owned by PTC.
1200-140-666	United States	Filed	12/317,899	12/30/2008			RNA Processing Protein Complexes and Uses Thereof	Owned by PTC.
1200-140-999	United States	Filed	10/884,695	7/2/2004			RNA Processing Protein Complexes and Uses Thereof	Owned by PTC.
1200-141-227	European Patent Convention	Filed	TBD	1/17/2004			Methods and Systems for the Identification of RNA Regulatory Sequences and Compounds that Modulate t	Owned by PTC.
1200-141-228	Patent Cooperation Treaty	Filed	PCT/US04/000423	1/17/2004			Methods and Systems for the Identification of RNA Regulatory Sequences and Compounds that Modulate t	Owned by PTC.
1200-141-999	United States	Filed	10/542,255	7/17/2005			Methods and Systems for the Identification of RNA Regulatory Sequences and Compounds that Modulate t	Owned by PTC.
1200-145-001	Canada	Filed	2546363.00	5/17/2006			Methods and Agents for Screening for Compounds Capable of Modulating Her2 Expression	Owned by PTC.
1200-145-227	European Patent Convention	Filed	4811268.40	11/17/2004			Methods and Agents for Screening for Compounds Capable of Modulating Her2 Expression	Owned by PTC.
1200-145-228	Patent Cooperation Treaty	Filed	PCT/US04/38496	11/17/2004			Methods and Agents for Screening for Compounds Capable of Modulating Her2 Expression	Owned by PTC.
1200-145-999	United States	Filed	10/579,500	5/16/2006			Methods and Agents for Screening for Compounds Capable of Modulating Her2 Expression	Owned by PTC.

14

Docket Number	Country	Status	Application Number	Application Date	Patent Number	Grant Date	Title (first 100 characters)	Ownership, Licensure and Disclosures	Additional Information
1200-160-228	Patent Cooperation Treaty	Filed	PCT/US05/047156	12/28/2005			Cell Based Methods and Systems for the Identification of RNA Regulatory Sequences and Compounds that	Owned by PTC.
1200-160-999	United States	Filed	11/813,027	12/28/2005			Cell Based Methods and Systems for the Identification of RNA Regulatory Sequences and Compounds that	Owned by PTC.
1200-189-999	United States	Filed	12/143,705	6/20/2008			Methods for Treating Muscular Dystrophy (IGF1 - Alpha 7 -Utrophin - GEMS)	Owned by PTC.
1200-190-999	United States	Filed	12/143,697	6/20/2008			Methods for Treating Muscular Dystrophy (Myostatin - GEMS)	Owned by PTC.
1200-191-999	United States	Filed	12/144,577	6/23/2007			Methods for Treating Spinal Muscular Atrophy (SMA GEMS)	Owned by PTC.
1200-202-228	Patent Cooperation Treaty	Filed	PCT/US09/003238	5/27/2009			Methods for Treating Spinal Muscular Atrophy	Owned by PTC.
1200-202-999	United States	Filed	12/473,116	5/27/2009			Methods for Treating Spinal Muscular Atrophy	Owned by PTC.
1200-205-228	Patent Cooperation Treaty	Filed	OCT/US09/004636	8/13/2009			Methods For Treating Viral Infections	Owned by PTC.
1200-206-228	Patent Cooperation Treaty	Filed	PCT/US09/004625	8/13/2009			Methods For Treating Muscular Athropies	Owned by PTC.
1200-206-888	United States	Filed	61/156,429	2/27/2009			Methods For Treating Muscular Athropies	Owned by PTC.
1300-146-001	Canada	Filed	2588389.00	11/23/2005			Substituted Phenols as Active Agents Inhibiting VEGF Production	Owned by PTC.
1300-146-009	Mexico	Filed	MX/a/2007/006178	11/23/2005			Substituted Phenols as Active Agents Inhibiting VEGF Production	Owned by PTC.
1300-146-012	Japan	Filed	2007-543448	11/23/2005			Substituted Phenols as Active Agents Inhibiting VEGF Production	Owned by PTC.
1300-146-023	Hong Kong	Filed	8101584.20	11/23/2005			Substituted Phenols as Active Agents Inhibiting VEGF Production	Owned by PTC.
1300-146-146	China P.R.	Filed	200580046708X	11/23/2005			Substituted Phenols as Active Agents Inhibiting VEGF Production	Owned by PTC.
1300-146-227	European Patent Convention	Filed	5852074.30	11/23/2005			Substituted Phenols as Active Agents Inhibiting VEGF Production	Owned by PTC.
1300-146-228	Patent Cooperation Treaty	Filed	PCT/US2005/042482	11/23/2005			Substituted Phenols as Active Agents Inhibiting VEGF Production	Owned by PTC.
1300-146-999	United States	Filed	11/720,061	11/23/2005			Substituted Phenols as Active Agents Inhibiting VEGF Production	Owned by PTC.
1300-147-001	Canada	Filed	2559408.00	3/15/2005			Carboline Derivatives Useful in the Inhibition of Anglogenesis	Owned by PTC.
1300-147-007	Australia	Filed	2005222632.00	3/15/2005			Carboline Derivatives Useful in the inhibition of Angiogenesis	Owned by PTC.
1300-147-008	New Zealand	Filed	550258.00	3/15/2005			Carboline Derivatives Useful in the Inhibition of Anglogenesis	Owned by PTC.
1300-147-009	Mexico	Filed	PA/a/2006/010546	3/15/2005			Carboline Derivatives Useful in the Inhibition of Angiogenesis	Owned by PTC.
1300-147-012	Japan	Filed	2007-504011	3/15/2005			Carboline Derivatives Useful in the Inhibition of Angiogenesis	Owned by PTC.
1300-147-015	Norway	Filed	2006 4519	3/15/2005			Carboline Derivatives Useful In the inhibition of Angiogenesis	Owned by PTC.
1300-147-023	Hong Kong	Filed	7107009.70	6/29/2007			Carboline Derivatives Useful in the Inhibition of Angiogenesis	Owned by PTC.
1300-147-026	Colombia	Filed	6104127.00	3/15/2005			Carboline Derivatives Useful in the Inhibition of Angiogenesis	Owned by PTC.
1300-147-037	Brazil	Filed	TBD	3/15/2005			Carbcline Derivatives Useful in the Inhibition of Anglogenesis	Owned by PTC.
1300-147-055	Singapore	Filed	200606424-0	3/15/2005			Carboline Derivatives Useful in the Inhibition of Angiogenesis	Owned by PTC.
1300-147-056	India	Filed	6031/DELNP/2006	3/15/2005			Carboline Derivatives Useful in the Inhibition of Angiogenesis	Owned by PTC.

15

Docket Number	Country	Status	Application Number	Application Date	Patent Number	Grant Date	Title (first 100 characters)	Ownership, Licensure and Disclosures	Additional Information
1300-147-068	Ecuador	Filed	SP-06-6928	3/15/2005			Carboline Derivatives Useful in the Inhibition of Angiogenesis	Owned by PTC.
1300-147-076	Indonesia	Filed	WO200602552	3/15/2005			Carboline Derivatives Useful in the Inhibition of Angiogenesis	Owned by PTC.
1300-147-117	Philippines	Filed	12006501796.00	3/15/2005			Carboline Derivatives Useful in the Inhibition of Angiogenesis	Owned by PTC.
1300-147-146	China P.R.	Filed	200580014943.90	3/15/2005			Carboline Derivatives Useful in the Inhibition of Angiogenesis	Owned by PTC.
1300-147-147	South Africa	Granted	2006/08176	3/15/2005	2006/08176	8/28/2008	Carboline Derivatives Useful in the Inhibition of Angiogenesis	Owned by PTC.
1300-147-158	Israel	Filed	178079.00	3/15/2005			Carboline Derivatives Useful in the Inhibition of Angiogenesis	Owned by PTC.
1300-147-200	Eurasian Patent Convention	Filed	100601697.00	3/15/2005			Carboline Derivatives Useful in the Inhibition of Angiogenesis	Owned by PTC.
1300-147-227	European Patent Convention	Filed	5725560.60	3/15/2005			Carboline Derivatives Useful in the Inhibition of Angiogenesis	Owned by PTC.
1300-147-228	Patent Cooperation Treaty	Filed	PCT/US05/008481	3/15/2005			Carboline Derivatives Useful in the Inhibition of Angiogenesis	Owned by PTC.
1300-147-255	Ukraine	Filed	2006 10306	3/15/2005			Carboline Derivatives Useful in the Inhibition of Angiogenesis	Owned by PTC.
1300-147-461	Korea South	Filed	10-2006-7021300	3/15/2005			Carboline Derivatives Useful in the Inhibition of Angiogenesis	Owned by PTC.
1300-147-999	United States	Filed	11/079,420	3/15/2005			Carboline Derivatives Useful in the Inhibition of Angiogenesis	Owned by PTC.	PTC299 - CoM
1300-148-001	Canada	Filed	2559545.00	3/15/2005			Tetra-Cyclic Carboline Derivatives Useful in the Inhibition of Angiogenesis	Owned by PTC.
1300-148-007	Australia	Filed	2005222627.00	3/15/2005			Tetra-Cyclic Carboline Derivatives Useful In the Inhibition of Angiogenesis	Owned by PTC.
1300-148-009	Mexico	Filed	PA/A/2006/010542	3/15/2005			Tetra-Cyclic Carboline Derivatives Useful in the Inhibition of Angiogenesis	Owned by PTC.
1300-148-012	Japan	Filed	2007-503999	3/15/2005			Tetra-Cyclic Carboline Derivatives Useful in the Inhibition of Angiogenesis	Owned by PTC.
1300-148-023	Hong Kong	Filed	7106283.60	3/15/2005			Tetra-Cyclic Carboline Derivatives Useful In the Inhibition of Angiogenesis	Owned by PTC.
1300-148-146	China P.R.	Filed	200580014951.30	3/15/2005			Tetra-Cyclic Carboline Derivatives Useful in the Inhibition of Angiogenesis	Owned by PTC.
1300-148-227	European Patent Convention	Filed	5733369.20	3/15/2005			Tetra-Cyclic Carboline Derivatives Useful in the Inhibition of Angiogenesis	Owned by PTC.
1300-148-228	Patent Cooperation Treaty	Filed	PCT/US05/08452	3/15/2005			Tetra-Cyclic Carboline Derivatives Useful in the Inhibition of Angiogenesis	Owned by PTC.
1300-148-999	United States	Filed	10/592,761	9/14/2006			Tetra-Cyclic Carboline Derivatives Useful in the Inhibition of Angiogenesis	Owned by PTC.
1300-149-001	Canada	Filed	2567111.00	6/28/2004			Methods and Agents for Screening for Compounds Capable of Modulating VEGF Expression	Owned by PTC.
1300-149-012	Japan	Filed	TBD	6/28/2004			Methods and Agents for Screening for Compounds Capable of Modulating VEGF Expression	Owned by PTC.
1300-149-023	Hong Kong	Filed	7106179.30	6/11/2007			Methods and Agents for Screening for Compounds Capable of Modulating VEGF Expression	Owned by PTC.
1300-149-227	European Patent Convention	Filed	4809465.00	6/28/2004			Methods and Agents for Screening for Compounds Capable of Modulating VEGF Expression	Owned by PTC.
1300-149-228	Patent Cooperation Treaty	Filed	PCT/US04/020751	6/28/2004			Methods and Agents for Screening for Compounds Capable of Modulating VEGF Expression	Owned by PTC.

16

Docket Number	Country	Status	Application Number	Application Date	Patent Number	Grant Date	Title (first 100 characters)	Ownership, Licensure and Disclosures	Additional Information
1300-149-999	United States	Filed	10/851,074	5/24/2004			Methods and Agents for Screening for Compounds Capable of Modulating VEGF Expression	Owned by PTC.	GEMS - Biotech
1300-156-001	Canada	Filed	2588607.00	11/23/2005			Carbazole, Carboline, and the Indole Derivatives Useful in the Inhibition of VEGF Production	Owned by PTC.
1300-156-009	Mexico	Filed	MX/a/2007/006180	11/23/2005			Carbazole, Carboline. and the Indole Derivatives Useful in the Inhibition of VEGF Production	Owned by PTC.
1300-156-012	Japan	Filed	2007-543450	11/23/2005			Carbazole, Carboline, and the Indole Derivatives Useful in the Inhibition of VEGF Production	Owned by PTC.
1300-156-023	Hong Kong	Filed	TBD	7/16/2007			Carbazole, Carboline, and the Indole Derivatives Useful in the Inhibition of VEGF Production	Owned by PTC.
1300-156-146	China P.R.	Filed	200580046669.30	7/16/2007			Carbazole, Carboline, and the Indole Derivatives Useful in the Inhibition of VEGF Production	Owned by PTC.
1300-156-227	European Patent Convention	Filed	5852076.80	11/23/2005			Carbazole, Carboline, and the Indole Derivatives Useful in the Inhibition of VEGF Production	Owned by PTC.
1300-156-228	Patent Cooperation Treaty	Filed	PCT/US2005/042484	11/23/2005			Carbazole, Carboline, and the Indole Derivatives Useful in the Inhibition of VEGF Production	Owned by PTC.
1300-156-999	United States	Filed	11/720,057	11/23/2005			Carbazole, Carboline, and the Indole Derivatives Useful in the Inhibition of VEGF Production	Owned by PTC.
1300-158-001	Canada	Filed	2588384.00	11/23/2005			Tetrahydrocarbazoles as Active Agents for Inhibiting VEGF Production by Translational Control	Owned by PTC.
1300-158-009	Mexico	Filed	MX/a/2007/006179	11/23/2005			Tetrahydrocarbazoles as Active Agents for Inhibiting VEGF Production by Translational Control	Owned by PTC.
1300-158-012	Japan	Filed	2007-543449	11/23/2005			Tetrahydrocarbazoles as Active Agents for Inhibiting VEGF Production by Translational Control	Owned by PTC.
1300-158-023	Hong Kong	Filed	8101585.10	11/23/2005			Tetrahydrocarbazoles as Active Agents for inhibiting VEGF Production by Translational Control	Owned by PTC.
1300-158-146	China P.R.	Filed	200580046673.X	11/23/2005			Tetrahydrocarbazoles as Active Agents for Inhibiting VEGF Production by Translational Control	Owned by PTC.
1300-158-227	European Patent Convention	Filed	5852075.00	11/23/2005			Tetrahydrocarbazoles as Active Agents for Inhibiting VEGF Production by Translational Control	Owned by PTC.
1300-158-228	Patent Cooperation Treaty	Filed	PCT/US2005/042483	11/23/2005			Tetrahydrocarbazoles as Active Agents for Inhibiting VEGF Production by Translational Control	Owned by PTC.
1300-158-999	United States	Filed	11/720.055	11/23/2005			Tetrahydrocarbazoles as Active Agents for Inhibiting VEGF Production by Translational Control	Owned by PTC.
1300-166-012	Japan	Filed	2008-506824	4/17/2006			Carboline Derivatives Useful in the Treatment of Cancer	Owned by PTC.
1300-166-023	Hong Kong	Filed	8107284.20	4/17/2006			Carboline Derivatives Useful in the Treatment of Cancer	Owned by PTC.
1300-166-227	European Patent Convention	Filed	6750554.50	4/17/2006			Carboline Derivatives Useful in the Treatment of Cancer	Owned by PTC.
1300-166-228	Patent Cooperation Treaty	Filed	PCT/US06/014547	4/17/2006			Carboline Derivatives Useful in the Treatment of Cancer	Owned by PTC.
1300-166-333	United States	Filed	11/107,783	4/18/2005			Carboline Derivatives Useful in the Treatment of Cancer	Owned by PTC.	PTC299 - MoU
1300-172-999	United States	Filed	11/765,871	6/20/2007			Inhibition of VEGF Translation	Owned by PTC.	PTC299 - MoU

17

Docket Number	Country	Status	Application Number	Application Date	Patent Number	Grant Date	Title (first 100 characters)	Ownership, Licensure and Disclosures	Additional Information
1300-185-228	Patent Cooperation Treaty	Filed	PCT/US08/004810	4/12/2008			Administration of Carboline Derivatives Useful in the Treatment of Cancer and other Diseases	Owned by PTC.
1300-185-333	United States	Filed	11/735.069	4/13/2007			Administration of Carboline Derivatives Useful in the Treatment of Cancer and other Diseases	Owned by PTC.	PTC299 - MoU
1300-186-228	Patent Cooperation Treaty	Filed	PCT/US08/004809	4/12/2008			Administration of Carboline Derivatives Useful In the Treatment of Cancer and Other Diseases	Owned by PTC.
1300-194-228	Patent Cooperation Treaty	Filed	PCT/US09/43395	7/1/2009			BMI-1 Protein Expression Modulators	Owned by PTC.
1300-195-228	Patent Cooperation Treaty	Filed	PCT/US2009/049399	7/1/2009			Methods for Screening for Compounds for Treating Cancer BMI-1)	Owned by PTC.
1300-197-888	United States	Docketed					Carbolines Derivatives Associating with the VDAC and other proteins and the Use of Carboline Derivat	Owned by PTC.
1300-198-888	United States	Docketed					SIRNA Molecules for the Treatment of Cancer and other Diseases	Owned by PTC.
1300-199-888	United States	Docketed					Carbolines Derivatives Useful in the Treatment of Cancer and other Diseases (CIP 868)	Owned by PTC.
1300-213-888	United States	Filed	61/181,651	5/27/2009			Method of Treating Kaposi Sarcoma	Owned by PTC.
1300-214-888	United States	Filed	61/181,649	5/27/2009			Methods for Treating Prostate Conditions \n	Owned by PTC.
1300-215-888	United States	Filed	61/181,652	5/27/2009			Processes for the Preparation of Substituted Tetrahydro Beta-Carbolines	Owned by PTC.
1300-216-888	United States	Filed	61/181,653	5/27/2009			Methods for Treating Cancer and Non-Neoplastic Conditions	Owned by PTC.
1300-217-888	United States	Filed	61/181,654	5/27/2009			Methods for Treating Brain Tumors	Owned by PTC.
1300-218-888	United States	Filed	61/181,650	5/27/2009			Methods for Treating Neurofibromatosis	Owned by PTC.
1300-219-888	United States	Docketed					Method for Treating Breast Cancer	Owned by PTC.
1300-220-055	Singapore	Filed	200901748-4	3/15/2005			Carboline Derivatives Useful in the Inhibition of Anglogenesis\n	Owned by PTC.
1400-201-228	Patent Cooperation Treaty	Filed	PCT/US2007/020462	9/21/2007			Pyrrolinone Compounds as Inhibitors of Bacterial Peptidyl tRNA Hydrolase and Uses Thereof	Owned by PTC.
1400-201-999	United States	Filed	12/441,932	3/19/2009			Pyrrolinone Compounds as Inhibitors of Bacterial Peptidyl tRNA Hydrolase and Uses Thereof	Owned by PTC.
1400-200-228	Patent Cooperation Treaty	Filed	PCT/US2007/020461	9/21/2007			Heretocyclic Inhibitors of Bacterial Peptidyl tRNA Hydrolase and Uses Thereof	Owned by PTC.
1400-200-999	United States	Filed	12/441,929	3/19/2009			Heretocydic Inhibitors of Bacterial Peptidyl tRNA Hydrolase and Uses Thereof	Owned by PTC.
1500-150-001	Canada	Filed	2578636.00	7/14/2005			Thienopyridines for Treating Hepatitis C	Owned by PTC.
1500-150-007	Australia	Filed	2005275182.00	7/14/2005			Thienopyridines for Treating Hepatitis C	Owned by PTC.
1500-150-008	New Zealand	Filed	553329.00	7/14/2005			Thienopyridines for Treating Hepatitis C	Owned by PTC.
1500-150-009	Mexico	Filed	MX/A/2007/000762	7/14/2005			Thienopyridines for Treating Hepatitis C	Owned by PTC.
1500-150-012	Japan	Filed	2007-522565	7/14/2005			Thienopyridines for Treating Hepatitis C	Owned by PTC.
1500-150-023	Hong Kong	Filed	7107221.90	7/14/2005			Thienopyridines for Treating Hepatitis C	Owned by PTC.
1500-150-056	India	Filed	542/DELNP/2007	7/14/2005			Thienopyridines for Treating Hepatitis C	Owned by PTC.
1500-150-146	China P.R.	Filed	200580031886.50	7/14/2005			Thienopyridines for Treating Hepatitis C	Owned by PTC.
1500-150-227	European Patent Convention	Filed	5773284.40	7/14/2005			Thienopyridines for Treating Hepatitis C	Owned by PTC.
1500-150-228	Patent Cooperation Treaty	Filed	PCT/US05/024882	7/14/2005			Thienopyridines for Treating Hepatitis C	Owned by PTC.
1500-150-999	United States	Filed	11/180,779	7/14/2005			Methods for Treating Hepatitis C	Owned by PTC.

18

Docket Number	Country	Status	Application Number	Application Date	Patent Number	Grant Date	Title (first 100 characters)	Ownership, Licensure and Disclosures	Additional Information
1500-165-001	Canada	Filed	2573185.00	7/14/2005			Methods for Treating Hepatitis C	Owned by PTC.
1500-165-007	Australia	Filed	2005275181.00	7/14/2005			Methods for Treating Hepatitis C	Owned by PTC.
1500-165-008	New Zealand	Filed	553173.00	7/14/2005			Methods for Treating Hepatitis C	Owned by PTC.
1500-165-009	Mexico	Filed	MX/A/2007/000481	7/14/2005			Methods for Treating Hepatitis C	Owned by PTC.
1500-165-012	Japan	Filed	2007-521619	7/14/2005			Methods for Treating Hepatitis C	Owned by PTC.
1500-165-015	Norway	Filed	20070194.00	7/14/2005			Methods for Treating Hepatitis C	Owned by PTC.
1500-165-023	Hong Kong	Filed	7107222.00	7/14/2005			Methods for Treating Hepatitis C	Owned by PTC.
1500-165-026	Colombia	Filed	7014310.00	7/14/2005			Methods for Treating Hepatitis C	Owned by PTC.
1500-165-037	Brazil	Filed	PI0511834	7/14/2005			Methods for Treating Hepatitis C	Owned by PTC.
1500-165-055	Singapore	Filed	200700197-7	7/14/2005			Methods for Treating Hepatitis C	Owned by PTC.
1500-165-056	India	Filed	595/DELNP/2007	7/14/2005			Methods for Treating Hepatitis C	Owned by PTC.
1500-165-068	Ecuador	Filed	SP-07-7252	7/14/2005			Methods for Treating Hepatitis C	Owned by PTC.
1500-165-076	Indonesia	Filed	W00200700138	7/14/2005			Methods for Treating Hepatitis C	Owned by PTC.
1500-165-117	Philippines	Filed	1-2007-500119	7/14/2005			Methods for Treating Hepatitis C	Owned by PTC.
1500-165-146	China P.R.	Filed	200580030803.00	7/14/2005			Methods for Treating Hepatitis C	Owned by PTC.
1500-165-147	South Africa	Filed	2007/01235	7/14/2005			Methods for Treating Hepatitis C	Owned by PTC.
1500-165-158	Israel	Filed	180645.00	7/14/2005			Methods for Treating Hepatitis C	Owned by PTC.
1500-165-200	Eurasian Patent Convention	Filed	200700243.00	7/14/2005			Methods for Treating Hepatitis C	Owned by PTC.
1500-165-227	European Patent Convention	Filed	5791638.90	7/14/2005			Methods for Treating Hepatitis C	Owned by PTC.
1500-165-228	Patent Cooperation Treaty	Filed	PCT/US05/024881	7/14/2005			Methods for Treating Hepatitis C	Owned by PTC.
1500-165-255	Ukraine	Filed	a22701232	7/14/2005			Methods for Treating Hepatitis C	Owned by PTC.
1500-165-461	Korea South	Filed	10-2007-7003515	7/14/2005			Methods for Treating Hepatitis C	Owned by PTC.
1500-165-999	United States	Filed	11/180,961	7/14/2005			Methods for Treating Hepatitis C	Owned by PTC.
1500-168-333	United States	Filed	11/331,180	1/13/2006			Methods for Treating Hepatitis C	Owned by PTC.
1500-182-001	Canada	Filed	2636905.00	1/16/2007			Methods for Treating Hepatitis C	Owned by PTC.
1500-182-002	Argentina	Filed	P070100168	1/13/2006			Methods for Treating Hepatitis C	Owned by PTC.
1500-182-003	Chile	Filed	103-2007	1/13/2006			Methods for Treating Hepatitis C	Owned by PTC.
1500-182-004	Malaysia	Filed	20070066.00	1/13/2006			Methods for Treating Hepatitis C	Owned by PTC.
1500-182-005	Peru	Filed	40 2007	1/13/2006			Methods for Treating Hepatitis C	Owned by PTC.
1500-182-009	Mexico	Filed	MX/a/2008/009059	1/16/2007			Methods for Treating Hepatitis C	Owned by PTC.
1500-182-010	Thailand	Filed	701000139.00	1/13/2006			Methods for Treating Hepatitis C	Owned by PTC.
1500-182-011	Taiwan	Filed	96101523.00	1/13/2006			Methods for Treating Hepatitis C	Owned by PTC.
1500-182-012	Japan	Filed	2008-550442	1/16/2007			Methods for Treating Hepatitis C	Owned by PTC.
1500-182-013	Venezuela	Filed	2007-000066	1/13/2006			Methods for Treating Hepatitis C	Owned by PTC.
1500-182-023	Hong Kong	Filed	9102637.60	3/19/2009			Methods for Treating Hepatitis C	Owned by PTC.
1500-182-146	China P.R.	Filed	200780008902.80	1/16/2007			Methods for Treating Hepatitis C	Owned by PTC.
1500-182-227	European Patent Convention	Filed	7718004.00	1/16/2007			Methods for Treating Hepatitis C	Owned by PTC.
1500-182-228	Patent Cooperation Treaty	Filed	PCT/US07/00923	1/16/2007			Methods for Treating Hepatitis C	Owned by PTC.
1500-182-999	United States	Filed	11/653,448	1/16/2007			Methods for Treating Hepatitis C	Owned by PTC.
1500-183-001	Canada	Filed	2636916.00	1/16/2007			Methods for Treating Hepatitis C	Owned by PTC.
1500-183-002	Argentina	Filed	P080100139	1/11/2008			Methods for Treating Hepatitis C	Owned by PTC.
1500-183-003	Chile	Filed	0078-2008	1/11/2008			Methods for Treating Hepatitis C	Owned by PTC.
1500-183-005	Peru	Filed	121.00	1/11/2008			Methods for Treating Hepatitis C	Owned by PTC.

19

Docket Number	Country	Status	Application Number	Application Date	Patent Number	Grant Date	Title (first 100 characters)	Ownership, Licensure and Disclosures	Additional Information
1500-183-009	Mexico	Filed	MX/2008/009059	1/16/2007			Methods for Treating Hepatitis C	Owned by PTC.
1500-183-010	Thailand	Filed	801000156.00	1/11/2008			Methods for Treating Hepatitis C	Owned by PTC.
1500-183-011	Taiwan	Filed	97101218.00	1/16/2007			Methods for Treating Hepatitis C	Owned by PTC.
1500-183-012	Japan	Filed	2008-550455	1/16/2007			Methods for Treating Hepatitis C	Owned by PTC.
1500-183-013	Venezuela	Filed	2008-000038	1/10/2008			Methods for Treating Hepatitis C	Owned by PTC.
1500-183-016	Pakistan	Filed	17/2008	1/7/2008			Methods for Treating Hepatitis C	Owned by PTC.
1500-183-023	Hong Kong	Filed	9103304.60	4/7/2009			Methods for Treating Hepatitis C	Owned by PTC.
1500-183-146	China P.R.	Filed	200780008916.00	1/16/2007			Methods for Treating Hepatitis C	Owned by PTC.
1600-183-227	European Patent Convention	Filed	7716610.60	1/16/2007			Methods for Treating Hepatitis C	Owned by PTC.
1500-183-228	Patent Cooperation Treaty	Filed	PCT/US07/00996	1/16/2007			Methods for Treating Hepatitis C	Owned by PTC.
1500-183-333	United States	Filed	11/653,450	1/16/2007			Methods for Treating Hepatitis C	Owned by PTC.
1500-188-228	Patent Cooperation Treaty	Filed	PCT/US07/004721	2/23/2007			Combinations Comprising HCV Protease Inhibitor(s) and HCV IRES Inhibitor(s), and Methods of Treatmen	Owned by PTC.
1500-188-999	United States	Filed	12/281,022	2/23/2007			Combinations Comprising HCV Protease Inhibitor(s) and HCV IRES Inhibitor(s), and Methods of Treatmen	Owned by PTC.
1500-203-888	United States	Filed	61/166,893	4/6/2009			Methods for Treating Hepatitis C

Jointly owned under Research Collab with Schering-Plough (via its affiliate Essex Chemie). S-P has primary commercialization rights; PTC can conduct research and may gain commercialization rights under certain circumstances (e.g., reversion).

1500-208-888	United States	Filed	61/166,883	4/6/2009			Compounds and Methods for Antiviral Treatment

Jointly owned under Research Collab with Schering-Plough (via its affiliate Essex Chemie). S-P has primary commercialization rights; PTC can conduct research and may gain commercialization rights under certain circumstances (e.g., reversion).

1500-209-888	United States	Filed	61/166,913	4/6/2009			HCV Inhibitor and Therapeutic Agent Combinations

Jointly owned under Research Collab with Schering-Plough (via its affiliate Essex Chemie). S-P has primary commercialization rights; PTC can conduct research and may gain commercialization rights under certain circumstances (e.g., reversion).

1500-210-888	United States	Filed	61/166,922	4/6/2009			Indole Combinations

Jointly owned under Research Collab with Schering-Plough (via its affiliate Essex Chemie). S-P has primary commercialization rights; PTC can conduct research and may gain commercialization rights under certain circumstances (e.g.. reversion).

1500-211-888	United States	Filed	61/166,926	4/6/2009			HCV Inhibitor and Theurapeutic Agent Combinations

Jointly owned under Research Collab with Schering-Plough (via Its affiliate Essex Chemie). S-P has primary commercialization rights; PTC can conduct research and may gain commercialization rights under certain circumstances (e.g., reversion).

1000-100-777	United States	Granted	10/151,800	5/21/2002	6,583,309	6/24/2003	Ureas and Compositions thereof, and methods for their use for treating Cancer, inflammation or a Vir	Exclusively licensed to PTC pursuant to an agreement with the University of Medicine and Dentistry of New Jersey (“UMDNJ Agreement”).
1000-100-999	United States	Granted	09/679,728	10/4/2000	6.420,591	7/16/2002	Carbamates and Compositions thereof and Methods for their Use for Treating Cancer, Inflammation or a	Exclusively licensed to PTC pursuant to the UMDNJ Agreement.
1000-101-333	United States	Filed	11/098,946	4/4/2005			Methods for identifying RNA Binding Compounds	Exclusively licensed to PTC pursuant to the UMDNJ Agreement.
1000-101-666	United States	Granted	10/295,761	11/15/2002	6,875,736	4/5/2005	Methods for Identifying RNA Binding Compounds	Exclusively licensed to PTC pursuant to the UMDNJ Agreement.
1000-101-999	United States	Granted	09/679,451	10/4/2000	6,503,713	1/7/2003	Methods for Identifying RNA Binding Compounds	Exclusively licensed to PTC pursuant to the UMDNJ Agreement.
1000-124-666	United States	Filed	11/406,714	4/19/2006			A Method of Identifying an Antiviral Agent	Exclusively licensed to PTC pursuant to the UMDNJ Agreement.

20

Docket Number	Country	Status	Application Number	Application Date	Patent Number	Grant Date	Title (first 100 characters)	Ownership, Licensure and Disclosures	Additional Information
1000-124-698	Germany	Filed	854722	10/4/1996	69636675.4-08		Proteins Involved in Targeting of Peptidyl Transfer Center, and Corresponding Therapeutics Agents an	Exclusively licensed to PTC pursuant to the UMDNJ Agreement.
1000-124-777	United States	Filed	09/625,790	7/26/2000			Proteins Involved in Targeting of Peptidyl Transfer Center, and Corresponding Therapeutics Agents an	Exclusively licensed to PTC pursuant to the UMDNJ Agreement.
1000-124-999	United States	Filed	08/724,992	10/4/1996			Proteins Involved in Targeting of Peptidyl Transfer Center, and Corresponding Therapeutics Agents an	Exclusively licensed to PTC pursuant to the UMDNJ Agreement.
1000-125-999	United States	Granted	08/888,865	7/7/1997	5,843,995	12/1/1998	Inhibition of HIV-1 Replication Using Ollgocarbamate Derivatives	Exclusively licensed to PTC pursuant to the UMDNJ Agreement.
1000-129-001	Canada	Filed	2,329,267	5/27/1999			A Method of Modulating the Efficiency of Translation Termination and Degradation of Aberrant mRNA In	Exclusively licensed to PTC pursuant to the UMDNJ Agreement.
1000-129-007	Australia	Filed	43180/99	5/27/1999			A Method of Modulating the Efficiency of Translation Termination and Degradation of Aberrant mRNA In	Exclusively licensed to PTC pursuant to the UMDNJ Agreement.
1000-129-009	Mexico	Filed	11760	5/27/1999			A Method of Modulating the Efficiency of Translation Termination and Degradation of Aberrant mRNA In	Exclusively licensed to PTC pursuant to the UMDNJ Agreement.
1000-129-012	Japan	Filed	2000-550985	5/27/1999			A Method of Modulating the Efficiency of Translation Termination and Degradation of Aberrant mRNA In	Exclusively licensed to PTC pursuant to the UMDNJ Agreement.
1000-129-227	European Patent Convention	Granted	999533573	5/27/1999	7702838	7/5/2006	A Method of Modulating the Efficiency of Translation Termination and Degradation of Aberrant mRNA In	Exclusively licensed to PTC pursuant to the UMDNJ Agreement.
1000-129-461	Korea South	Filed	10-2000-7013415	5/27/1999			A Method of Modulating the Efficiency of Translation Termination and Degradation of Aberrant mRNA In	Exclusively licensed to PTC pursuant to the UMDNJ Agreement.
1000-129-698	Germany	Filed	1102838	5/27/1999			A Method of Modulating the Efficiency of Translation Termination and Degradation of Aberrant mRNA In	Exclusively licensed to PTC pursuant to the UMDNJ Agreement.
1000-129-777	United States	Granted	09/639,987	8/16/2000	6,486,305	11/26/2002	A Method of Modulating the Efficiency of Translation Termination and Degradation of Aberrant mRNA In	Exclusively Bcensed to PTC pursuant to the UMDNJ Agreement.
1000-129-999	United States	Filed	09/086,260	5/28/1999			A Method of Modulating the Efficiency of Translation Termination and Degradation of Aberrant mRNA In	Exclusively licensed to PTC pursuant to the UMDNJ Agreement.
1000-130-666	United States	Granted	10/652,334	8/28/2003	6,989,256	1/24/2006	Subfamily of RNA Helicases Which are Modulators of the Fidelity of Translation Termination and Uses	Exclusively licensed to PTC pursuant to the UMDNJ Agreement.
1000-130-777	United States	Granted	09/359,268	7/22/1999	6,630,294	10/7/2003	A Subfamily of RNA Helicases Which are Modulators of the Fidelity of Translation Termination and Use	Exclusively licensed to PTC pursuant to the UMDNJ Agreement.
1000-130-999	United States	Filed	09/120,435	7/22/1999			A Subfamily of RNA Helicases Which are Modulators of the Fidelity of Translation Termination and Use	Exclusively licensed to PTC pursuant to the UMDNJ Agreement.
1000-179-001	Canada	Filed	2,632,456	12/5/2005			A Novel HIV-1 Latency Model for High Throughput Screening	Exclusively licensed to PTC pursuant to the UMDNJ Agreement.
1000-179-227	European Patent Convention	Filed	6844574.1	12/5/2005			A Novel HIV-1 Latency Model for High Throughput Screening	Exclusively licensed to PTC pursuant to the UMDNJ Agreement.

21

Docket Number	Country	Status	Application Number	Application Date	Patent Number	Grant Date	Title (first 100 characters)	Ownership, Licensure and Disclosures	Additional Information
1000-179-228	Patent Cooperation Treaty	Filed	PCT/USG6/045483	12/5/2005			A Novel HIV-1 Latency Model for High Throughput Screening	Exclusively licensed to PTC pursuant to the UMDNJ Agreement.
1000-179-999	United States	Filed	12/096,245	6/5/2008			A Novel HIV-1 Latency Model for High Throughput Screening	Exclusively licensed to PTC pursuant to the UMDNJ Agreement.
1000-212-012	Japan	Filed	2009-089316	4/1/2009			Proteins involved in Targeting of Peptidyl Transfer Center, and Corresponding Therapeutics Agents an	Exclusively licensed to PTC pursuant to the UMDNJ Agreement.
1000-212-227	European Patent Convention	Filed	9004759.8	3/31/2009			Methods for Identifying RNA Binding Compounds	Exclusively licensed to PTC pursuant to the UMDNJ Agreement.

22

EXHIBIT A

The Collateral consists of all of Borrower’s right, title and interest in and to the following personal property:

All goods, Accounts (including health-care receivables), Equipment, Inventory, raw materials, parts, supplies, packing and shipping materials, work in process, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles (except as provided below), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, all certificates of deposit, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

All Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral does not include (i) Borrower’s Equipment constituting collateral for the Oxford Equipment Financing and the proceeds thereof (provided that upon payment in full of Borrower’s Indebtedness under the Oxford Equipment Financing, such Equipment and the proceeds thereof shall automatically constitute, without further action required by any Person, Collateral), or (ii) any of the following, whether now owned or hereafter acquired except to the extent that it is necessary under applicable law to have a security interest in any of the following in order to have a perfected lien and security interest in and to the “IP Proceeds” defined below: any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished; any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same; trademarks, trade names, service marks, mask works, rights of use of any name or domain names and, to the extent permitted under applicable law, any applications therefor, whether registered or not; and the goodwill of the business of Borrower connected with and symbolized thereby, know-how, operating manuals, trade secret rights, clinical and non-clinical data, rights to unpatented inventions; or (iii) exclusive and non-exclusive license agreements solely for the use of the intellectual property of a third party in which Borrower is licensee; provided, however, the Collateral shall include all Accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the property described in subparts (i), (ii), and (iii) preceding (other than sales proceeds of the Equipment securing the Oxford Equipment Financing until payment in full of Borrower’s Indebtedness under the Oxford Equipment Financing) and any claims for damage by way of any past, present, or future infringement of any of the property described in subparts (ii) and (iii) preceding (collectively, the “IP Proceeds”).

EXHIBIT B

Loan Payment/Advance Request Form

EXHIBIT C

COMPLIANCE CERTIFICATE

TO:	Oxford Finance Corporation, as Collateral Agent	Date:
FROM:	PTC Therapeutics, Inc.

The undersigned authorized officer of PTC Therapeutics, Inc. (“Borrower”) certifies, in the capacity as an officer of the Borrower, that under the terms and conditions of the Loan and Security Agreement between Borrower, Collateral Agent and the Lenders (the “Agreement”), (1) Borrower is in complete compliance for the period ending                with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.8 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent. Attached are the required documents supporting the certification. The undersigned certifies, in the capacity as an officer of the Borrower, that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges, in the capacity as an officer of Borrower, that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Quarterly Financial Statements	Quarterly within 30 days	Yes ☐ No ☐
Monthly Cash Certificate	Monthly within 5 Business Days	Yes ☐ No ☐
Bank Statements	Monthly within 30 days	Yes ☐ No ☐
Audited Financial Statements	Annually within 120 days after FYE	Yes ☐ No ☐
Board Approved Operating and Capital Budgets	As approved by Board of Directors	Yes ☐ No ☐
Compliance Certificate	Monthly within 30 days	Yes ☐ No ☐

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

COLLATERAL AGENT USE ONLY

Received by:
By:		AUTHORIZED SIGNER
Name:	Date:
Title:
Verified:
AUTHORIZED SIGNER
Date:

	Compliance Status:	Yes ☐ No ☐

EXHIBIT D

SECURED PROMISSORY NOTE

$	Dated: September , 2009

FOR VALUE RECEIVED, the undersigned, PTC THERAPEUTICS, INC., a Delaware corporation (“Borrower”) HEREBY PROMISES TO PAY to the order of [OXFORD/LENDER] (“Lender”) the principal amount of               Dollars ($               ) or such lesser amount as shall equal the outstanding principal balance of the Term Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of the Term Loan, at the rates and in accordance with the terms of the Loan and Security Agreement by and between Borrower and Oxford Finance Corporation, as Collateral Agent, and the Lenders (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). If not sooner paid, the entire principal amount and all accrued interest hereunder and under the Loan Agreement shall be due and payable on Maturity Date as set forth in the Loan Agreement.

Borrower agrees to pay any initial partial month interest payment from the date of this Secured Promissory Note (this “Note”) to the first Payment Date (“Interim Interest”) on the first Payment Date.

Principal, interest and all other amounts due with respect to the Term Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Note. The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured Term Loan to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2(c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Term Loan, interest on the Term Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

Note Register; Ownership of Note. The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

PTC THERAPEUTICS, INC.

By
Name:
Title:

FIRST LOAN MODIFICATION AGREEMENT

This First Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of March 26, 2010, by and among (i) OXFORD FINANCE CORPORATION, a Delaware corporation with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (“Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement and otherwise party hereto from time to time (each a “Lender” and collectively, the “Lenders”), and PTC THERAPEUTICS, INC., a Delaware corporation (“Borrower”).

DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to the Lenders, Borrower is indebted to the Lenders pursuant to a loan arrangement dated as of September 21, 2009, evidenced by, among other documents (including without limitation, that certain Secured Promissory Note dated September 21, 2009 by Borrower payable to Oxford in the original principal amount of $10,000,000, as amended, and that certain Secured Promissory Note dated September 21, 2009 by Borrower payable to MidCap Financial, LLC in the original principal amount of $2,500,000, as amended), a certain Loan and Security Agreement dated as of September 21, 2009, among Borrower, Agent and the Lenders (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other document pursuant to which collateral security granted to Agent for the ratable benefit of the Lenders, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

1.                                      DESCRIPTION OF CHANGE IN TERMS.

Modifications to Loan Agreement.

1.                                      The Loan Agreement shall be amended by adding the following to the definition of Permitted Liens appearing in Section 14.1 thereof:

“                                               (1)                                 Liens granted to American Express encumbering only a certificate of deposit in the amount of Two Hundred Thousand Dollars ($200,000.00) securing reimbursement obligations in connection with the Borrower’s corporate credit cards.”

2.                                      The Loan Agreement shall be amended by adding the following to the definition of Permitted Investments appearing in Section 14.1 thereof:

“                                               (f)                                   Investments in connection with a certificate of deposit in the amount of Two Hundred Thousand Dollars ($200,000.00) pledged to American Express securing reimbursement obligations in connection with the Borrower’s corporate credit cards.”

3.                                      The Loan Agreement shall be amended by inserting the following definitions appearing alphabetically in Section 14.1 thereof:

“                                               First Loan Modification Date” is March 26, 2010.”

2.                                      EXPENSES. Borrower shall reimburse Agent and the Lenders for all reasonable legal fees and out-of pocket expenses incurred in connection with this Loan Modification Agreement.

3.                                      RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Agent for the ratable benefit of the Lenders, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

4.                                      NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Agent and/or the Lenders with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Agent and/or the Lenders, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Agent and/or the Lenders from any liability thereunder.

5.                                      REPRESENTATIONS AND WARRANTIES. To induce Agent and Lenders to enter into this Loan Modification Agreement Borrower does hereby warrant, represent and covenant to Agent and Lenders that after giving effect to this Loan Modification Agreement (i) each representation or warranty of Borrower set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct in all material respects on and as of the First Loan Modification Date as if such representation or warranty were made on and as of the First Loan Modification Date (except to the extent that any such representation or warranty expressly relates to a prior specific date or period), (ii) no Default or Event of Default has occurred and is continuing as of the date hereof and (iii) Borrower has the power and is duly authorized to enter into, deliver and perform this Loan Modification Agreement and this Loan Modification Agreement is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

6.                                      CONTINUING VALIDITY. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. The Lenders’ agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Agent or the Lenders to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Agent, the Lenders and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by the Lenders in writing. No maker will be released by virtue of this Loan Modification Agreement.

7.                                      CONDITION PRECEDENT TO EFFECTIVENESS OF THIS LOAN MODIFICATION AGREEMENT. This Loan Modification Agreement shall become effective as of the First Loan Modification Date upon the receipt by Agent, in form and substance satisfactory to Agent and Lenders, of one or more counterparts of this Loan Modification Agreement duly executed and delivered by the Borrower, Agent and Lenders.

8.                                      COUNTERPARTS. This Loan Modification Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

9.                                      GOVERNING LAW. THIS LOAN MODIFICATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

10.                               ENTIRE AGREEMENT. The Existing Loan Documents as and when amended through this Loan Modification Agreement embody the entire agreement between the parties hereto relating to the subject matter thereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter thereof.

[Remainder of Page Intentionally Left Blank –

Signature Page(s) to Follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as of the date first written above.

BORROWER:

PTC THERAPEUTICS, INC.

By	/s/ William Baird II
Name:	William Baird
Title:	CFO

LENDERS:

OXFORD FINANCE CORPORATION, as Agent and as a Lender

By	/s/ John G. Henderson
Name:	John G. Henderson
Title:	Vice President & General Counsel

MIDCAP FUNDING III, LLC, as a Lender

By	/s/ Luis Viera
Name:	Luis Viera
Title:	Managing Director

EXECUTION COPY

SECOND LOAN MODIFICATION AGREEMENT

This Second Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of December 22, 2010, by and among (i) OXFORD FINANCE CORPORATION, a Delaware corporation with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (“Collateral Agent”), the Lenders identified on the signature pages hereto (each a “Lender” and collectively, the “Lenders”), and PTC THERAPEUTICS, INC., a Delaware corporation (“Borrower”).

DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to the Lenders, Borrower is indebted to the Lenders pursuant to a loan arrangement dated as of September 21, 2009, evidenced by, among other documents (including without limitation, that certain Secured Promissory Note dated September 21, 2009 by Borrower payable to Oxford in the original principal amount of $10,000,000, as amended, and that certain Secured Promissory Note dated September 21, 2009 by Borrower payable to MidCap Financial, LLC in the original principal amount of $2,500,000, as amended), and a certain Loan and Security Agreement dated as of September 21, 2009, among Borrower, Collateral Agent and the Lenders, as amended by a First Loan Modification Agreement dated as of March 26, 2010 among Borrower, Collateral Agent and the Lenders (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement.

DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other document pursuant to which collateral security is granted to Collateral Agent for the ratable benefit of the Lenders, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

1.                                      DESCRIPTION OF CHANGE IN TERMS.

Modifications to Loan Agreement.

1.                                      The Loan Agreement shall be amended by deleting the following text appearing as Section 2.2(a) thereof:

“(a) Availability. Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, (i) during the First Draw Period, to make term loans to Borrower in an aggregate amount up to Twelve Million Five Hundred Thousand Dollars ($12,500,000.00) according to each Lender’s Term A Loan Commitment Percentage as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term A Loan”, and collectively as the “Term A Loans”) and (ii) during the Second Draw Period, to make additional term loans to Borrower in an aggregate amount up to Twelve Million Five Hundred Thousand Dollars ($12,500,000.00) according to each Lender’s Term B Loan Commitment Percentage as set forth on Schedule 1.1 hereto (subject to adjustment as provided on Schedule 1.1) (such term loans are hereinafter referred to singly as a “Term B Loan”, and collectively as the “Term B Loans”; each of the Term A Loans and the Term B Loans is referred to singly herein as a “Term Loan”, and the Term A Loans and the Term B Loans are referred to collectively herein as the “Term Loans”). After repayment, no Term Loan may be re-borrowed.”

and inserting in lieu thereof the following:

“(a) Availability. Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, (i) during the First Draw Period, to make term loans to Borrower in an aggregate amount up to Twelve Million Five Hundred Thousand Dollars ($12,500,000.00) according to each Lender’s Term A Loan Commitment Percentage as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term A Loan”, and collectively as the “Term A Loans”) and (ii) during the Second Draw Period, to make additional term loans to Borrower in an aggregate amount up to Ten Million Dollars ($10,000,000.00) according to each Lender’s Term B Loan Commitment Percentage as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term B Loan”, and collectively as the “Term B Loans”; each of the Term A Loans and the Term B Loans is referred to singly herein as a “Term Loan”, and the Term A Loans and the Term B Loans are referred to collectively herein as the “Term Loans”). After repayment, no Term Loan may be re-borrowed.”

2.                                      The Loan Agreement shall be amended by deleting the following text appearing as Section 2.5 (a) thereof:

“(a) Facility Fee. A fully earned, non-refundable facility fee of Three Hundred Twelve Thousand Five Hundred Dollars ($312,500) to be shared between the Lenders pursuant to their respective Commitment Percentages. The facility fee shall be due and payable in two installments as follows: (i) $234,375 of the facility fee shall be due and payable on the Effective Date, and (ii) the remaining $78,125 of the facility fee shall be due and payable on the date on which Borrower achieves positive Phase IIb results for Borrower’s Ataluren program (PTC124) for the Duchenne indication, which shall be evidenced by a final written determination to proceed, without further testing or trials, with the filing of a new drug application with the US Food and Drug Administration for Ataluren for the Duchenne indication, which such determination has been made by the joint development committee for Ataluren (which includes Genzyme, Inc. and Borrower) acting unanimously and supported by the findings of the independent safety monitoring board for the Phase IIb Ataluren clinical trial (“Positive Pivotal Ataluren Data”), whether or not Borrower draws down the Term B Loans. In the event Borrower does not achieve Positive Pivotal Ataluren Data on or prior to April 30, 2010, the second installment of the facility fee of $78,125 shall not be due and payable.”

and inserting in lieu thereof the following:

“(a) Facility Fee. A fully earned, non refundable facility fee of Two Hundred Eighty-One Thousand Two Hundred Fifty Dollars ($281,250), each installment of which is to be shared between the Lenders pursuant to their respective applicable Commitment Percentages. The facility fee shall be due and payable in two installments as follows: (i) $234,375 of the facility fee shall be due and payable on the Effective Date, and shall be shared between the Lenders based on their respective Term A Loan Commitment Percentages, and (ii) the remaining $46,875 of the facility fee shall be due and payable on the Second Loan Modification Date, whether or not Borrower draws

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down the Term B Loans, and shall be shared between the Lenders based on their respective Term B Loan Commitment Percentages;”

3.                                      The Loan Agreement shall be amended by deleting the date “December 31, 2010” appearing in Section 6.11 thereof, and replacing it with the date “March 31, 2011”.

4.                                      The Loan Agreement shall be amended by deleting the following definition appearing in Section 14.1 thereof:

““Second Draw Period” is the period commencing on the date on which Borrower achieves Positive Pivotal Ataluren Data and ending on April 30, 2010.”

and inserting in lieu thereof the following:

““Second Draw Period” is the period commencing on the Second Loan Modification Date and ending on December 31, 2010.”

5.                                      The Loan Agreement shall be amended by inserting the following definition appearing alphabetically in Section 14.1 thereof:

“                                          “Second Loan Modification Date” is December 22, 2010.”

6.                                      The Loan Agreement shall be amended by deleting Schedule 1.1 thereto in its entirety and replacing it with Schedule 1.1 attached to this Loan Modification as Exhibit A.

2.                                      EXPENSES. Borrower shall reimburse Collateral Agent and the Lenders for all reasonable legal fees and out-of pocket expenses incurred in connection with this Loan Modification Agreement.

3.                                      RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Collateral Agent for the ratable benefit of the Lenders, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

4.                                      PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in Borrower’s Perfection Certificate dated as of September 21, 2009, as updated by Borrower’s Perfection Certificate dated as of December 21, 2010, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Collateral Agent and the Lenders in such Perfection Certificate, as updated, have not changed, as of the date hereof.

5.                                      NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Collateral Agent and/or the Lenders with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Collateral Agent and/or the Lenders, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Collateral Agent and/or the Lenders from any liability thereunder.

6.                                      REPRESENTATIONS AND WARRANTIES. To induce Collateral Agent and Lenders to enter into this Loan Modification Agreement Borrower does hereby warrant, represent and covenant to Collateral Agent and Lenders that after giving effect to this Loan Modification Agreement (i) each representation or warranty of Borrower set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct in all material respects on and as of the Second Loan Modification Date as if such representation or warranty were made on and as of the Second Loan Modification Date (except to the extent that any such representation or warranty expressly relates to a prior specific date or period), (ii) no Default or Event of Default has occurred and is continuing as of the date hereof and (iii) Borrower has the power and is duly authorized to enter into, deliver and perform this Loan

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Modification Agreement and this Loan Modification Agreement is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

7.                                      CONTINUING VALIDITY. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. The Lenders’ agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Collateral Agent or the Lenders to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Collateral Agent, the Lenders and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by the Lenders in writing. No maker will be released by virtue of this Loan Modification Agreement.

8.                                      CONDITION PRECEDENT TO EFFECTIVENESS OF THIS LOAN MODIFICATION AGREEMENT. This Loan Modification Agreement shall become effective as of the Second Loan Modification Date upon the receipt by Collateral Agent, in form and substance satisfactory to Collateral Agent and Lenders, of one or more counterparts of this Loan Modification Agreement duly executed and delivered by the Borrower, Collateral Agent and Lenders.

9.                                      COUNTERPARTS. This Loan Modification Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

10.                               GOVERNING LAW. THIS LOAN MODIFICATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

11.                               ENTIRE AGREEMENT. The Existing Loan Documents as and when amended through this Loan Modification Agreement embody the entire agreement between the parties hereto relating to the subject matter thereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter thereof.

[Remainder of Page Intentionally Left Blank –
Signature Page(s) to Follow.]

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IN WETNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as of the date first written above.

BORROWER:

PTC THERAPEUTICS, INC.

By	/s/ Stuart Peltz
Name:	Stuart Peltz
Title:	President and Chief Executive Officer

LENDERS:

OXFORD FINANCE CORPORATION, as Collateral Agent and as a Lender

By	/s/ Hans Houser
Name:	Hans Houser
Title:	Chief Credit Officer

MIDCAP FUNDING III, LLC (as assignee of MidCap Financial, LLC), as a Lender

By	/s/ Luis Viera
Name:	Luis Viera
Title:	Managing Director

EXHIBIT A

SCHEDULE 1.1

LENDERS AND COMMITMENTS

Lender	Term A Loan Commitment	Commitment Percentage
Oxford Finance Corporation	$10,000,000	80%
Midcap Funding III, LLC	$2,500,000	20%
TOTAL	$12,500,000	100.00%

Lender	Term B Loan Commitment	Commitment Percentage
Oxford Finance Corporation	$5,000,000	50%
Midcap Funding III, LLC	$5,000,000	50%
TOTAL	$10,000,000	100.00%

Lender	Aggregate Commitments	Commitment Percentage
Oxford Finance Corporation	$15,000,000	66.67%
Midcap Funding III, LLC	$7,500,000	33.33%
TOTAL	$22,500,000	100.00%

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EXECUTION VERSION

THIRD LOAN MODIFICATION AGREEMENT

This Third Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of February 13, 2013, by and among OXFORD FINANCE LLC, a Delaware limited liability company (successor in interest to Oxford Finance Corporation, a Delaware corporation) with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (“Collateral Agent”), the Lenders from time to time party to the Loan Agreement (each a “Lender” and collectively, the “Lenders”), and PTC THERAPEUTICS, INC., a Delaware corporation (“Borrower”).

1.                                      DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to the Lenders, Borrower is indebted to the Lenders pursuant a certain a loan arrangement dated as of September 21, 2009, evidenced by, among other documents (including without limitation, that certain Secured Promissory Note dated September 21, 2009 by Borrower payable to Oxford in the original principal amount of $10,000,000, as amended, that certain Secured Promissory Note dated September 21, 2009 by Borrower payable to MidCap Financial, LLC in the original principal amount of $2,500,000, as amended, that certain Secured Promissory Note dated December 22, 2010 by Borrower payable to Oxford in the original principal amount of $5,000,000, as amended, and that certain Secured Promissory Note dated December 22, 2010 by Borrower payable to MidCap Funding III, LLC in the original principal amount of $5,000,000), a certain Loan and Security Agreement dated as of September 21, 2009, among Borrower, Collateral Agent and the Lenders, as amended by a First Loan Modification Agreement dated as of March 26, 2010 among Borrower, Collateral Agent and the Lenders, and as further amended by a Second Loan Modification Agreement dated as of December 22, 2010 among Borrower, Collateral Agent and the Lenders (as may be amended, restated, or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement.

2.                                      DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other document pursuant to which collateral security is granted to Collateral Agent for the ratable benefit of the Lenders, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3.                                      DESCRIPTION OF CHANGE IN TERMS.

Modifications to Loan Agreement.

i.                                          The Loan Agreement shall be amended by adding the following text at the end of Section 7.7 thereof:

“; provided, however, that, notwithstanding any provision in this Section 7.7 or elsewhere in Section 7, Borrower may establish, and make Investments from time to time in PTC THERAPEUTICS LIMITED, a wholly-owned subsidiary registered under the laws of England and Wales with registration number 07965055 and whose registered office is at 12 York Gate, London, United Kingdom, NW1, 4QS (the “UK

Subsidiary”) provided that (i) the UK Subsidiary shall execute and deliver to Collateral Agent a guaranty of the Obligations in form and substance satisfactory to the Lenders substantially the form attached as Exhibit E hereto and take all such action as may be reasonably required by Collateral Agent (as security trustee for the Finance Parties (as defined in the floating charge hereafter described)) to grant a continuing floating charge and security interest in and to the all of the assets of such Subsidiary (with such exclusions as shall be set forth in the definition of “Charged Assets” in such floating charge) under the laws of the United Kingdom England and Wales, and (B) Borrower shall execute and deliver to Collateral Agent (as security trustee for the Finance Parties (as defined in the Charge over Shares hereafter described)) a Charge over Shares in form and substance reasonably satisfactory to the Lenders and take all such action as may be reasonably required by Collateral Agent to grant a continuing fixed charge and security interest in and to the all of the stock, units or other evidence of ownership of the UK Subsidiary, (ii) at no time shall Borrower make any Investment in the UK Subsidiary other than cash reasonably necessary to (A) finance the creation of the UK Subsidiary and the payment of any franchise fees, taxes, fees of professional advisors (including but not limited to attorneys and accountants) and other costs incurred or reasonably expected to be incurred in the ordinary course of business to maintain the existence of the UK Subsidiary, and (B) finance any filing fees payable by the UK Subsidiary in connection with the filing by the UK Subsidiary of a Marketing Authorization Application and related filings in the European Union for Borrower’s Ataluren program (the “MAA”), together with fees of professional advisors (including but not limited to attorneys and patent agents) and other costs incurred or reasonably expected to be incurred in the ordinary course of business to obtain and maintain marketing authorizations and related governmental approvals for Borrower’s Ataluren program and to file, prosecute, maintain, defend and enforce intellectual property rights owned or controlled by the UK Subsidiary, (iii) at no time shall the UK Subsidiary incur indebtedness in excess of Twenty Five Thousand Dollars ($25,000) (or the equivalent amount in British £Pounds Sterling) in the aggregate or own any material assets other than its rights in respect of the MAA, any related rights to intellectual property licensed on a non-exclusive basis from Borrower, and any rights in intercompany agreements between the UK Subsidiary and Borrower (provided that any such non-exclusive licenses of rights in intellectual property, and any such intercompany agreements, shall be subject to the approval of the Lenders in their reasonable discretion and shall not transfer ownership of any intellectual property to the UK Subsidiary), (iv) notwithstanding the foregoing, in no event shall Borrower’s aggregate Investments in the UK Subsidiary in any fiscal year exceed One Hundred Thousand Dollars ($100,000) (or the

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equivalent amount in British £Pounds Sterling) or such greater amount as may approved in writing by the Required Lenders and (v) Borrower shall not transfer any Equipment to the UK Subsidiary, including, without limitation, the Equipment financed with the Oxford Equipment Financing .”

ii.                                       The Loan Agreement shall be amended by inserting the following definitions appearing alphabetically in Section 14.1 thereof:

“Third Loan Modification Date” is February 13, 2013.

“UK Subsidiary” is defined in Section 7.7.”

iii.                                    The Loan Agreement shall be amended by amending and restating the definition of “Permitted Investments” in Section 14.1 thereof to read as follows:

“Permitted Investments” are:

(a)                                 Investments shown on the Perfection Certificate and existing on the Effective Date; and

(b)                                 Cash Equivalents;

(c)                                  Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of Borrower;

(d)                                 unsecured Investments to trade creditors incurred in the ordinary course of Borrower’s business (e.g., up front payments under a vendor agreement);

(e)                                  Investments in the UK Subsidiary provided such Investments are made in compliance with the proviso to Section 7.7; and

(f)                                   Investments made pursuant to Borrower’s Investment Policy Guidelines dated March 8, 2007, as in effect as of the Effective Date or as thereafter amended with the consent of the Required Lenders, which consent shall not be unreasonably withheld.”

4.                                      EXPENSES. Borrower shall reimburse Collateral Agent and the Lenders for all reasonable legal fees and out-of pocket expenses incurred in connection with this Loan Modification Agreement.

5.                                      RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Collateral Agent for the ratable benefit of the Lenders, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

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6.                                      PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in Borrower’s Perfection Certificate dated as of September 21, 2009, as updated by Borrower’s Perfection Certificate dated as of December 21, 2010, and as further updated by Borrower’s Perfection Certificate dated as of February 13, 2013, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Collateral Agent and the Lenders in such Perfection Certificate, as updated, have not changed, as of the date hereof.

7.                                      NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Collateral Agent and/or the Lenders with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Collateral Agent and/or the Lenders, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Collateral Agent and/or the Lenders from any liability thereunder.

8.                                      REPRESENTATIONS AND WARRANTIES. To induce Collateral Agent and Lenders to enter into this Loan Modification Agreement Borrower does hereby warrant, represent and covenant to Collateral Agent and Lenders that after giving effect to this Loan Modification Agreement (i) each representation or warranty of Borrower set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct in all material respects on and as of the Second Loan Modification Date as if such representation or warranty were made on and as of the Second Loan Modification Date (except to the extent that any such representation or warranty expressly relates to a prior specific date or period), (ii) no Default or Event of Default has occurred and is continuing as of the date hereof and (iii) Borrower has the power and is duly authorized to enter into, deliver and perform this Loan Modification Agreement and this Loan Modification Agreement is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

9.                                      CONTINUING VALIDITY. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. The Lenders’ agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Collateral Agent or the Lenders to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Collateral Agent, the Lenders and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by the Lenders in writing. No maker will be released by virtue of this Loan Modification Agreement.

10.                               CONDITION PRECEDENT TO EFFECTIVENESS OF THIS LOAN MODIFICATION AGREEMENT. This Loan Modification Agreement shall become effective as of the Third Loan Modification Date upon the receipt by Collateral Agent, in form and substance satisfactory to Collateral Agent and Lenders, of one or more counterparts of this Loan Modification Agreement duly executed and delivered by the Borrower, Collateral Agent and Lenders.

11.                               COUNTERPARTS. This Loan Modification Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

12.                               GOVERNING LAW. THIS LOAN MODIFICATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

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13.                               ENTIRE AGREEMENT. The Existing Loan Documents as and when amended through this Loan Modification Agreement embody the entire agreement between the parties hereto relating to the subject matter thereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as of the date first written above.

BORROWER:

PTC THERAPEUTICS, INC.

By:	/s/ Mark E. Boulding
Name:	Mark E. Boulding
Title:	Executive Vice President
Chief Legal Officer

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[Signature page to Third Loan Modification Agreement – PTC Therapeutics, Inc.]

IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as of the date first written above.

COLLATERAL AGENT:

OXFORD FINANCE LLC

By:	/s/ Mark Davis
Name:	Mark Davis
Title:	Vice President - Finance, Secretary & Treasurer

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[Signature page to Third Loan Modification Agreement – PTC Therapeutics, Inc.]

IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as of the date first written above.

LENDER:

OXFORD FINANCE FUNDING TRUST 2012-01

By:	OXFORD FINANCE LLC, as servicer

	By:	/s/ Mark Davis
	Name:	Mark Davis
	Title:	Vice President - Finance, Secretary & Treasurer

[Signatures continue on following page]

[Signature page to Third Loan Modification Agreement – PTC Therapeutics, Inc.]

IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as of the date first written above.

LENDER:

MIDCAP FUNDING III, LLC (as assignee of MidCap Financial, LLC)

By:	/s/ Luis Viera
Name:	Luis Viera
Title:	Managing Director

[Signature page to Third Loan Modification Agreement – PTC Therapeutics, Inc.]